Document and Entity Information	12 Months Ended
Dec. 31, 2012
Document and Entity Information
Entity Registrant Name	SINA CORP
Entity Central Index Key	0001094005
Document Type	20-F
Document Period End Date	Dec 31, 2012
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding	66,639,057
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Current assets:
Cash and cash equivalents	$ 199,826	$ 513,980
Short-term investments	513,772	159,495
Accounts receivable, net of allowances for doubtful accounts of $11,054 and $11,492, respectively (include due from related parties of $7,684 and $5,959 as of December 31, 2012 and 2011, respectively)	135,251	112,469
Prepaid expenses and other current assets	36,498	41,966
Total current assets	885,347	827,910
Property and equipment, net	76,640	74,511
Equity investments, net	466,875	463,939
Intangible assets, net	681	815
Goodwill	15,159	15,159
Other assets	38,204	9,113
Total assets	1,482,906	1,391,447
Current liabilities (including amounts of the consolidated VIEs without recourse to the primary beneficiaries of $96,327 and $67,056 as of December 31, 2012 and 2011, respectively. Note 2):
Accounts payable	7,994	8,854
Accrued liabilities	168,677	140,476
Income taxes payable	13,466	14,717
Deferred revenues	36,892	34,496
Convertible debt		2,200
Total current liabilities	227,029	200,743
Long-term liabilities (including amounts of the consolidated VIEs without recourse to the primary beneficiaries of $2,184 and $1,826 as of December 31, 2012 and 2011, respectively. Note 2):
Deferred revenues	107,784	126,529
Other liabilities	2,220	1,826
Total long-term liabilities	110,004	128,355
Total liabilities	337,033	329,098
Commitments and contingencies (Note 16)
SINA shareholders' equity:
Ordinary shares: $0.133 par value; 150,000 shares authorized; 66,639 and 66,143 shares issued and outstanding as of December 31, 2012 and 2011, respectively	8,863	8,797
Additional paid-in capital	736,249	715,098
Accumulated other comprehensive income	90,542	62,497
Retained earnings	301,016	269,278
Total SINA shareholders' equity	1,136,670	1,055,670
Non-controlling interests	9,203	6,679
Total shareholders' equity	1,145,873	1,062,349
Total liabilities and shareholders' equity	$ 1,482,906	$ 1,391,447

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
CONSOLIDATED BALANCE SHEETS
Accounts receivable, allowance for doubtful accounts (in dollars)	$ 11,054	$ 11,492
Accounts receivable, net of allowances for doubtful accounts, due from related parties (in dollars)	7,684	5,959
Ordinary shares, par value (in dollars per share)	$ 0.133	$ 0.133
Ordinary shares, shares authorized	150,000	150,000
Ordinary shares, shares issued	66,639	66,143
Ordinary shares, shares outstanding	66,639	66,143
Current liabilities
Liabilities, Current	227,029	200,743
Long-term liabilities
Liabilities, Noncurrent	110,004	128,355
Consolidated VIEs
Current liabilities
Liabilities, Current	96,327	67,056
Long-term liabilities
Liabilities, Noncurrent	$ 2,184	$ 1,826

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net revenues:
Advertising (include revenue received from CRIC of $5,126, $3,474 and $2,526 for 2012, 2011 and 2010, respectively)	$ 412,928	$ 368,805	$ 290,814
Non-advertising (include amortization of deferred revenues from CRIC of $18,745, $18,745 and $18,745 for 2012, 2011 and 2010, respectively)	116,401	114,024	111,803
Total net revenues	529,329	482,829	402,617
Costs of revenues:
Advertising	195,324	157,458	116,295
Non-advertising	52,608	57,890	52,115
Total costs of revenue	247,932	215,348	168,410
Gross profit	281,397	267,481	234,207
Operating expenses:
Sales and marketing	142,342	135,867	77,996
Product development	108,062	65,533	34,048
General and administrative	39,397	30,121	22,585
Goodwill impairment		68,891
Amortization of intangible assets	144	731	3,335
Total operating expenses	289,945	301,143	137,964
Income (loss) from operations	(8,548)	(33,662)	96,243
Interest and other income, net	16,798	16,327	8,804
Income (Loss) from equity investments, net	(10,730)	1,466	12,604
Gain on sale of investments	55,563
Investment impairment	(18,498)	(281,548)	(128,554)
Income (loss) before income tax expense	34,585	(297,417)	(10,903)
Income tax expense	(2,730)	(5,001)	(8,436)
Net income (loss)	31,855	(302,418)	(19,339)
Less: Net income (loss) attributable to the non-controlling interest	117	(326)	(245)
Net income (loss) attributable to SINA	31,738	(302,092)	(19,094)
Other comprehensive income (loss)
Unrealized gain (loss) on available-for-sale securities, net	30,373	(23,257)	868
Currency translation adjustments	(2,293)	22,227	10,645
Total other comprehensive income (loss)	28,080	(1,030)	11,513
Total comprehensive income (loss)	59,935	(303,448)	(7,826)
Less: Comprehensive income (loss) attributable to non-controlling interests	117	(326)	(245)
Comprehensive income (loss) attributable to SINA	$ 59,818	$ (303,122)	$ (7,581)
Basic net income (loss) per share attributable to SINA (in dollars per share)	$ 0.48	$ (4.64)	$ (0.31)
Shares used in computing basic net income (loss) per share attributable to SINA (in shares)	66,401	65,121	61,216
Diluted net income (loss) per share attributable to SINA (in dollars per share)	$ 0.47	$ (4.64)	$ (0.31)
Shares used in computing diluted net income (loss) per share attributable to SINA (in shares)	66,849	65,121	61,216

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
Advertising, revenue received from CRIC	$ 5,126	$ 3,474	$ 2,526
Non-advertising, amortization of deferred revenues from CRIC	$ 18,745	$ 18,745	$ 18,745

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (USD $) In Thousands, unless otherwise specified	Total	Ordinary Shares	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Non-controlling Interest
Balances at Dec. 31, 2009	$ 1,222,699	$ 8,102	$ 571,024	$ 52,137	$ 590,464	$ 972
Balances (in shares) at Dec. 31, 2009		60,919
Increase (Decrease) in Shareholders' Equity
Issuance of ordinary shares pursuant to stock plans	11,798	114	11,684
Issuance of ordinary shares pursuant to stock plans (in shares)		856
Stock-based compensation expenses	13,402		13,402
Sale (purchase) of subsidiaries' shares from non-controlling interest	453					453
Net income (loss)	(19,339)				(19,094)	(245)
Unrealized gain (loss) on available-for-sale securities, net	868			868
Currency translation adjustments	10,645			10,607		38
Balances at Dec. 31, 2010	1,240,526	8,216	596,110	63,612	571,370	1,218
Balances (in shares) at Dec. 31, 2010		61,775
Increase (Decrease) in Shareholders' Equity
Issuance of ordinary shares pursuant to stock plans	6,164	82	6,082
Issuance of ordinary shares pursuant to stock plans (in shares)		615
Issuance of ordinary shares pursuant to convertible bond conversion	96,798	499	96,299
Issuance of ordinary shares pursuant to convertible bond conversion (in shares)	3,800	3,753
Stock-based compensation expenses	16,607		16,607
Sale (purchase) of subsidiaries' shares from non-controlling interest	5,702					5,702
Net income (loss)	(302,418)				(302,092)	(326)
Unrealized gain (loss) on available-for-sale securities, net	(23,257)			(23,257)
Currency translation adjustments	22,227			22,142		85
Balances at Dec. 31, 2011	1,062,349	8,797	715,098	62,497	269,278	6,679
Balances (in shares) at Dec. 31, 2011	66,143	66,143
Increase (Decrease) in Shareholders' Equity
Issuance of ordinary shares pursuant to stock plans	4,458	56	4,402
Issuance of ordinary shares pursuant to stock plans (in shares)		418
Issuance of ordinary shares pursuant to convertible bond conversion	2,000	10	1,990
Issuance of ordinary shares pursuant to convertible bond conversion (in shares)	100	78
Stock-based compensation expenses	19,358		16,252			3,106
Sale (purchase) of subsidiaries' shares from non-controlling interest	(3,457)		(7,477)			4,020
Settlement of share-based awards in subsidiary	1,230		5,984			(4,754)
Net income (loss)	31,855				31,738	117
Unrealized gain (loss) on available-for-sale securities, net	30,373			30,373
Currency translation adjustments	(2,293)			(2,328)		35
Balances at Dec. 31, 2012	$ 1,145,873	$ 8,863	$ 736,249	$ 90,542	$ 301,016	$ 9,203
Balances (in shares) at Dec. 31, 2012	66,639	66,639

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash flows from operating activities:
Net income (loss)	$ 31,855	$ (302,418)	$ (19,339)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	29,548	20,968	13,609
Amortization of intangible assets	144	731	3,335
Stock-based compensation	19,358	16,607	13,402
Provision for allowance for doubtful accounts	3,869	2,530	1,239
Deferred income taxes	(3,515)	(929)	(706)
Loss (earnings) from equity investments, net	10,730	(1,466)	(12,604)
Gain on sale of investments	(55,563)
Investment impairment	18,498	281,548	128,554
Goodwill impairment		68,891
Foreign exchange gains	(14)	(2,979)
Gain on disposal of property and equipment	(254)	(64)	(47)
Changes in assets and liabilities:
Accounts receivable	(26,222)	(19,819)	(13,390)
Prepaid expenses and other current assets	(6,940)	(7,600)	442
Other assets	3,555	(6,348)	3,211
Accounts payable	32	(109)	(128)
Accrued liabilities	25,223	36,786	11,768
Income taxes payable	(1,290)	(2,990)	2,024
Deferred revenues	(16,400)	(16,815)	(14,775)
Net cash provided by operating activities	32,614	66,524	116,595
Cash flows from investing activities:
Purchases of short-term investments	(1,219,910)	(631,718)	(558,165)
Maturities of short-term investments	871,378	719,867	399,018
Purchases of property and equipment	(53,235)	(54,913)	(20,892)
Investments and prepayments on equity investments	(45,180)	(251,450)	(55,871)
Proceeds from disposal of CRIC	85,472
Proceeds from disposal of Tudou	9,528
Net cash used in investing activities	(351,947)	(218,214)	(235,910)
Cash flows from financing activities:
Proceeds from issuance of ordinary shares pursuant to stock plans	4,405	6,191	12,497
Proceeds from non-controlling interest in subsidiaries	91	5,702
Other financing activities	(200)	1,641	(520)
Net cash provided by financing activities	4,296	13,534	11,977
Effect of exchange rate change on cash and cash equivalents	883	8,517	4,534
Net decrease in cash and cash equivalents	(314,154)	(129,639)	(102,804)
Cash and cash equivalents at the beginning of the year	513,980	643,619	746,423
Cash and cash equivalents at the end of the year	199,826	513,980	643,619
Supplemental disclosures:
Cash paid for income taxes	(7,707)	(9,093)	(7,108)
Conversion of convertible bonds into ordinary shares	2,000	96,798
Exchanges of equity investments in Tudou and CRIC for the investments in Tudou Youku and E-house, respectively	$ 258,094

Operations	12 Months Ended
Dec. 31, 2012
Operations
Operations

1. Operations

SINA Corporation (“SINA,” “we” or the “Company”) is an online media company serving China and the global Chinese communities. Through our digital media network of SINA.com (portal), SINA.cn (mobile portal) and Weibo.com (social media), the Company enables Internet users to access professional media and user generated content (UGC) in multi-media formats from the web and mobile devices and share their interests to friends and acquaintances. SINA.com offers distinct and targeted professional content on each of its region specific websites and a range of complementary offerings. SINA.cn provides information and entertainment content from SINA portal customized for WAP users. Based on an open-platform architecture to host organically developed and third-party applications, Weibo.com is a form of social media, featuring microblogging services and social networking services that allow users to connect and share information anywhere, anytime and with anyone on our platform.  Through these businesses and properties and other business lines, the Company offers an array of services including mobile value added services (“MVAS”), online video, music streaming, online games, photo sharing, blog, email, classified listings, fee-based services, e-commerce and enterprise services. The Company generates the majority of its revenues from online brand advertising, MVAS and fee-based services.

Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Significant Accounting Policies
Significant Accounting Policies

2. Significant Accounting Policies

Basis of presentation and use of estimates

The preparation of the Company’s consolidated financial statements is in conformity with Generally Accepted Accounting Principles in the United States (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from such estimates. The Company believes the accounting for advertising and MVAS revenues, accounting for income taxes, goodwill and other long-lived assets, allowances for doubtful accounts, equity investments, stock-based compensation, consolidation, determination of the estimated useful lives of assets, and foreign currency represent critical accounting policies that reflect the more significant judgments and estimates used in the preparation of its consolidated financial statements.

Consolidation

The consolidated financial statements include the accounts of the Company, its wholly-owned and majority-owned subsidiaries and its variable interest entities (“VIEs”), in which the Company is the primary beneficiary. All significant intercompany balances and transactions have been eliminated.

To comply with PRC laws and regulations, the Company provides substantially all of its Internet content and MVAS services in China via its VIEs, which hold critical operating licenses that enable SINA to do business in China. Substantially all of the Company’s revenues, costs and net income in China are directly or indirectly generated through these VIEs. The Company has signed various agreements with its VIEs to allow the transfer of economic benefits from the VIEs to the Company.

The Company’s VIEs are wholly or partially owned by certain employees of the Company. The capital for the VIEs are funded by the Company and recorded as interest-free loans to these PRC employees. These loans were eliminated with the capital of the VIEs during consolidation. Under various contractual agreements, employee shareholders of the VIEs are required to transfer their ownership in these entities to the Company’s subsidiaries in China when permitted by PRC laws and regulations or to designees of the Company at any time for the amount of loans outstanding. All voting rights of the VIEs are assigned to the Company and the Company has the right to appoint all directors and senior management personnel of the VIEs. The Company has also entered into exclusive technical service agreements with the VIEs under which the Company provides technical and other services to the VIEs in exchange for substantially all net income of the VIEs. In addition, employee shareholders of the VIEs have pledged their shares in the VIEs as collateral for the non-payment of loans or for the technical and other services fees due to the Company. As of December 31, 2012, the total amount of interest-free loans to these PRC employees was $34.2 million and the aggregate accumulated losses of all VIEs were approximately $14.4 million, which have been included in the consolidated financial statements.

As of December 31, 2012, the total assets for the consolidated VIEs were $133.1 million, which mainly comprising $92.3 million cash and cash equivalents and short-term investments, and the remaining balance mainly include accounts receivables and property and equipment. As of December 31, 2012, total liabilities for the consolidated VIEs were $98.5 million, which included $77.3 million in accrued liabilities, $10.1 million in income tax payable and $11.1 million in deferred revenues. These balances were reflected in SINA’s consolidated financial statements with intercompany transactions eliminated.

The following table sets forth the assets, liabilities, results of operations and changes in cash and cash equivalents of the VIEs and their subsidiaries taken as  whole, which were included in the Company’s consolidated balance sheets and statements of comprehensive income (loss):

	December 31,
	2012	2011
	(In thousands)
Total assets	$133,077	$139,751
Total liabilities	$98,511	$68,882

	Year Ended December 31,
	2012	2011	2010
	(In thousands)
Net revenues	$314,504	$244,274	$231,833
Net loss	$(6,322)	$(1,556)	$(199)

	Year Ended December 31,
	2012	2011	2010
Net increase in cash and cash equivalents	2,285	13,960	19,099

Under the contractual arrangements with the VIEs, the Company has the power to direct activities of the VIEs and can have assets transferred freely out of the VIEs without any restrictions. Therefore, the Company considers that there is no asset of VIEs that can only be used to settle obligations of the respective VIEs, except for registered capital and PRC statutory reserves of VIEs amounting to a total of $48.9 million as of December 31, 2012. Since our VIEs are incorporated as limited liability companies under the PRC Company Law, creditors of our VIEs do not have recourse to the general credit of the Company. There is currently no contractual arrangement that would require the Company to provide additional financial support to the VIEs. As the Company is conducting certain businesses mainly through its VIEs, the Company may provide such support on a discretionary basis in the future, which could expose the Company to a loss.

The following is a summary of the Company’s major VIEs:

·      Beijing SINA Internet Information Service Co., Ltd. (the “ICP Company”), a Chinese company controlled through business agreements. The ICP Company is responsible for operating www.sina.com and www.sina.cn in connection with its Internet content company license, selling the advertisements to advertisers and providing MVAS with its Value-Added Telecommunication Services Operating License in China via third-party operators to the users. It is 0.2% owned by Yan Wang, one of our directors, 22.8% owned by the Company’s executive officer Tong Chen, 27.1% owned by the Company’s executive officer Hong Du, and 49.9% owned by two other non-executive PRC employees of the Company. The registered capital of the ICP Company is $19.0 million.

·      Guangzhou Media Message Technologies, Inc. (“Xunlong”), a Chinese company controlled through business agreements. Xunlong is responsible for providing MVAS in China via third-party operators to the users under its Value-Added Telecommunication Services Operating License. It is owned by two non-executive PRC employees of the Company. The registered capital of the Xunlong is $1.2 million.

·      Beijing Star-Village Online Cultural Development Co., Ltd. (“StarVI”), previously translated as Beijing Star-Village.com Cultural Development Co., Ltd, a Chinese company controlled through business agreements. StarVI is responsible for providing MVAS in China via third-party operators to the users under its Value-Added Telecommunication Services Operating License. It is owned by three non-executive PRC employees of the Company. The registered capital of the StarVI is $1.2 million.

·      Shenzhen Wang Xing Technology Co., Ltd. (“Wangxing”), a Chinese company controlled through business agreements. Wangxing is responsible for providing MVAS in China via third-party operators to the users under its Value-Added Telecommunication Services Operating License. It is owned by two non-executive PRC employees of the Company. The registered capital of Wangxing is $1.2 million.

·      Jinzhuo Hengbang Technology (Beijing) Co., Ltd. (formerly,Beijing SINA Infinity Advertising Co., Ltd. the “IAD Company”), a Chinese company controlled through business agreements. The IAD Company is an advertising agency. It is owned by two non-executive PRC employees of the Company. This entity has an approved business scope including design, production, agency and issuance of advertisements. The registered capital of the IAD Company is $7.3 million.

·      Beijing Weimeng Technology Co., Ltd (“Weimeng”), a Chinese company controlled through business agreement, is responsible for operating www.weibo.com and www.weibo.cn in connection with its Internet content company license and Value-Added Telecommunication Services Operating License. It is owned by three non-executive PRC employees of the Company. The registered capital of Weimeng is $1.5 million.

The Company began to consolidate the ICP Company in October 2001. Xunlong and StarVI were acquired from Memestar Limited in January 2003 and the operating results for these two companies were consolidated by the Company since January 2003. Wangxing was acquired from Crillion Corporation in March 2004 and the operating results for Wangxing were consolidated by the Company since March 2004. The operating results of the IAD Company and Weimeng were consolidated since its establishment in 2004 and 2010, respectively.

The following is a summary of the VIE agreements:

Loan Agreements.  One of our wholly owned subsidiaries, Sina.com Technology (China) Co., Ltd, or STC, or Weibo Internet Technology (China) Co., Ltd. (“WITC”) in case of Weimeng, has granted interest-free loans to the shareholders of the VIEs with the sole purpose of providing funds necessary for the capital injection of the VIEs. The term of the loans is 10 years and STC (5 years for the loans relating to the ICP Company), or WITC in the case of Weimeng, has the right to, at its own discretion, shorten or extend the term of the loans if necessary. These loans are eliminated with the capital of the VIEs during consolidation.

Share Transfer Agreements. Each shareholder of the VIEs has granted STC, or WITC in the case of Weimeng, an option to purchase his/her shares in the respective VIEs at a purchase price equal to the amount of capital injection. STC, or WITC in the case of Weimeng, may exercise such option at any time until it has acquired all shares of such VIE, subject to applicable PRC laws. The options will be effective until the earlier of (i) the shareholders of the VIEs and STC, or WITC in the case of Weimeng, have fully performed their obligations under this agreement, and (ii) the respective shareholders of the VIEs and STC, or WITC in the case of Weimeng, agree to terminate the share transfer agreement in writing.

Loan Repayment Agreements. Each shareholder of the VIEs and STC, or WITC in the case of Weimeng, have agreed that the interest-free loans under the loan agreements shall only be repaid through share transfer. Once the share transfers are completed, the purchase price for the share transfer will be set off against the loan repayment.

Agreements on Authorization to Exercise Shareholder’s Voting Power.  Each shareholder of the VIEs has authorized STC, or WITC in the case of Weimeng, to exercise all his/her voting power as a shareholder of the respective VIE. The authorizations are irrevocable and will not expire until the respective VIE dissolves.

Share Pledge Agreements.  Each shareholder of the VIEs has pledged all his/her shares in the VIEs and all other rights relevant to the share rights to STC, or WITC in the case of Weimeng, as a collateral security for his/her obligations to pay off all debts to STC, or WITC in the case of Weimeng, under the loan agreement and for the payment obligations of the VIEs under the trademark license agreement and the technical services agreement. In the event of default of any payment obligations, STC, or WITC in the case of Weimeng, will be entitled to certain rights, including transferring the pledged shares to itself and disposing of the pledged shares through sale or auction. During the term of each agreement, STC, or WITC in the case of Weimeng, is entitled to receive all dividends and distributions paid on the pledged shares. The pledges will be effective until the earlier of (i) the VIEs and the shareholders of the VIEs have fully performed their obligations under the above-referred agreements, and (ii) STC or WITC in the case of Weimeng unilaterally consents to terminate the respective share pledge agreement.

Exclusive Technical Services Agreements.  Each of the VIEs below has entered into an exclusive technical services agreement with STC, or WITC in the case of Weimeng, pursuant to which STC, or WITC in the case of Weimeng, is engaged to provide certain technical services to the VIEs, depending on the licenses obtained and held by the VIE:

Xunlong, one of our VIEs, has engaged STC to provide technical services for its Internet information service and MVAS businesses and STC has the sole right to appoint any company or companies at its discretion to perform such technical services. Beijing New Media Information Technology Co., Ltd., our wholly owned subsidiary, was appointed by STC to perform technical services for Xunlong.

Wangxing, one of our VIEs, has also entered into a technical services agreement with STC with terms and rights substantially identical to the technical services agreement entered into between Xunlong and STC for the Internet information service and MVAS businesses described above.

ICP Company, one of our VIEs, has engaged STC to provide technical services for its (i) online advertising and other related businesses, and (ii) value added telecommunication and other related businesses. ICP Company is obligated to pay service fees to STC.

IAD Company, one of our VIEs, has also entered into a technical services agreement with STC with terms substantially identical to the technical services agreement entered into between ICP Company and STC for the online advertising and other related businesses described above. Pursuant to changes in applicable PRC laws in 2008, as foreign-invested entities became permitted to engage directly in advertising businesses, SINA established two wholly owned subsidiaries to engage directly in online advertising and related businesses.

StarVI, one of our VIEs, has also entered into a technical services agreement with STC, with terms substantially identical to the technical services agreement entered into between Xunlong and STC for the value added telecommunication and other related businesses described above.

Weimeng, one of our VIEs, has engaged WITC to provide technical services for its online advertising, MVAS and other related businesses.

These exclusive technical services agreements will not expire until the respective VIEs dissolve, with the services fee being adjusted annually through written agreements.

Exclusive Sales Agency Agreements.  Each of the VIEs has granted STC, or WITC in case of Weimeng, the exclusive right to distribute, sell and provide agency services for all the products and services provided by the VIEs. These exclusive sale agency agreements will not expire until the respective VIEs dissolve.  We have entered into the Exclusive Sales Agency Agreements to allow us to generate revenues from the VIEs in the form of sales agency fees if we decide to enter into sales agency arrangements with the VIEs in the future (when permitted under PRC laws).  We have not yet utilized the Exclusive Sales Agency Agreements nor do we expect to do so in the foreseeable future.

Trademark License Agreements.  STC or WITC in case of Weimeng, has granted each of the VIEs trademark licenses to use the trademarks held by STC, or WITC in case of Weimeng, in specific areas, and each of the licensed VIEs is obligated to pay license fees to STC, or WITC in case of Weimeng. The term of these agreements is one year and is automatically renewed provided there is no objection from STC, or WITC in case of Weimeng.  We have entered into the Trademark License Agreements to provide other potential revenue-generating channels from the VIEs. We have not yet generated revenue from the Trademark License Agreements nor do we expect to do so in the foreseeable future.

The Company believes that the contractual arrangements among its VIEs, subsidiaries and certain employees of the Company are in compliance with current PRC laws and legally enforceable. However, uncertainties in the interpretation and enforcement of the PRC laws, regulations and policies could limit the Company’s ability to enforce these contractual arrangements. The Company’s ability to control its VIEs also depends on the authorization by the shareholders of the VIEs to exercise voting rights on all matters requiring shareholder approval in the VIEs. The Company believes that the power of attorney provided by the shareholders of the VIEs is legally enforceable. In addition, if the legal structure and contractual arrangements with its VIEs were found to be in violation of any future PRC laws and regulations, the Company may be subject to fines or other actions. The Company does not believe that any penalties imposed or actions taken by the PRC government would result in the liquidation of the Company, its subsidiaries or VIEs. The Company believes the possibility that it will no longer be able to control and consolidate its VIEs or that a loss will occur as a result of the aforementioned risks and uncertainties is remote. See Note 2 for further discussion of financial information of the Company’s VIEs.

Non-controlling interest

Non-controlling interest are classified as a separate line item in the equity section and disclosures in the Company’s consolidated financial statements has distinguished the interest of SINA from the interest of non-controlling interest holders.

Fair value of financial instruments

All financial assets and liabilities are recognized or disclosed at fair value in the consolidated financial statements on a recurring basis (at least annually).

Accounting guidance defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

Accounting guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Accounting guidance establishes three levels of inputs that may be used to measure fair value:

·                                          Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

·                                          Level 2 applies to assets or liabilities for which there are inputs other than quoted prices included within Level 1 that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical asset or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model- derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

·                                          Level 3 applies to asset or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The carrying amount of cash and cash equivalents, short-term investments, accounts receivable, prepaid expenses and other current assets, accounts payable, accrued liabilities and deferred revenues approximates fair value.

Cash equivalents

The Company considers all highly liquid investments with original maturities of three months or less as cash equivalents. At December 31, 2012 and 2011, cash equivalents were comprised of investments in time deposits and money market funds stated at cost plus accrued interest.

Allowances for doubtful accounts

The Company maintains an allowance for doubtful accounts which reflects its best estimate of amounts that potentially will not be collected. The Company determines the allowance for doubtful accounts based on a historical, rolling average, bad debt rate in the prior year and other factors, such as credit-worthiness of customers and age of receivable balances. The Company also provides specific provisions for bad debts when facts and circumstances indicate that the receivable is unlikely to be collected. If the financial condition of the Company’s customers were to deteriorate, resulting in an impairment of their ability to make payments, or if the operators incur more bad debt than their original estimates, more bad debt allowance may be required.

Long-lived assets

Property and equipment. Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, generally from three to four years for computers and equipment and five years for furniture and fixtures. Leasehold improvements are amortized over the shorter of the estimated useful lives of the assets or the remaining lease term. Depreciation expenses were $29.5 million, $21.0 million and $13.6 million for 2012, 2011 and 2010, respectively.

Goodwill. Goodwill represents the excess of the purchase price over the fair value of the identifiable assets and liabilities acquired as a result of the Company’s acquisitions of interests in its subsidiaries and consolidated VIEs. The Company tests goodwill for impairment at the reporting unit level on an annual basis as of December 31, and between annual tests when an event occurs or circumstances change that could indicate that the asset might be impaired. In September 2011, the  Financial Accounting Standards Board (“FASB”) issued revised guidance on “Testing of Goodwill for Impairment,” which provides the option to apply the qualitative assessment first and then the quantitative assessment, if necessary, or to apply the quantitative assessment directly. The qualitative approach starts the goodwill impairment test by assessing qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If so, the quantitative impairment test is performed; otherwise, no further testing is required. The quantitative impairment test consists of a comparison of the fair value of goodwill with its carrying value. For reporting units directly applying a quantitative assessment, the goodwill impairment test is quantitatively performed by comparing the fair values of those reporting units to their carrying amounts. Commencing in January 2012, the Company adopted the option to apply the qualitative approach to assess its goodwill on the advertising business. Application of a goodwill impairment test requires significant management judgment, including the identification of reporting units, assigning assets and liabilities to reporting units, assigning goodwill to reporting units, and determining the fair value of each reporting unit. The judgment in estimating the fair value of reporting units includes estimating future cash flows, determining appropriate discount rates and making other assumptions. Changes in these estimates and assumptions could materially affect the determination of fair value for each reporting unit.

Intangible assets other than goodwill. Intangible assets arising from acquisitions are recognized at fair value upon acquisition and amortized on a straight-line basis over their estimated useful lives, generally from two to ten years.

Long-lived assets and certain identifiable intangible assets other than goodwill to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Measurement of any impairment loss for long-lived assets and certain identifiable intangible assets that management expects to hold or use is based on the amount by which the carrying value exceeds the fair value of the asset.

Equity investments

Equity investments are comprised of investments in publicly traded companies, privately-held companies and limited partnerships. For equity investments over which the Company does not have significant influence, the cost method accounting is used. For equity investments in shares that are not ordinary shares or in-substance ordinary shares and that do not have readily determinable fair value, the cost method accounting is used. Investments in limited partnerships over whose operating and financing policies the Company has virtually no influence are accounted for using the cost method. The Company accounts for ordinary-share-equivalent equity investments and limited-partnership investments in entities over which it has significant influence but does not own a majority equity interest or otherwise control using the equity method. The Company accounts for its investment in E-House (China) Holdings Limited (“E-House”)/China Real Estate Information Corporation (“CRIC”) using the equity method of accounting. Following the acquisition date, the Company has recorded its share of the results of CRIC one quarter in arrears within earnings from equity investments. CRIC completed a privatization transaction, merged into and became a 100% subsidiary of E-House on April 20, 2012. Ordinary shares of CRIC held by SINA were converted to ordinary shares of E-House upon the completion of the transaction. Following the share conversion, the Company has recorded its share of results of E-House one quarter in arrears within earnings from equity investments. See Note 3 for further discussion related to equity investment in CRIC/E-house.

The Company assesses its equity investments accounted for under the cost method and equity method for other-than-temporary impairment by considering factors including, but not limited to, stock prices of public companies in which the Company has an equity investment, current economic and market conditions, operating performance of the companies, including current earnings trends and undiscounted cash flows, and other company-specific information, such as recent financing rounds. The fair value determination, particularly for investments in privately-held companies whose revenue model is still unclear, requires significant judgment to determine appropriate estimates and assumptions. Changes in these estimates and assumptions could affect the calculation of the fair value of the investments and the determination of whether any identified impairment is other-than-temporary. If any impairment is considered other-than-temporary, the Company will write down the asset to its fair value and take the corresponding charge to the Consolidated Statements of Comprehensive Income (loss).

The Company invests in marketable equity securities to meet business objectives and intends to hold the securities for more than a year from the balance sheet date. These marketable securities are reported at fair value, classified and accounted for as available-for-sale securities under Equity Investments. The treatment of a decline in the fair value of an individual security is based on whether the decline is other-than-temporary. The Company assesses its available-for-sale securities for other-than-temporary impairment by considering factors including, but not limited, its ability and intent to hold the individual security, severity of the impairment, expected duration of the impairment and forecasted recovery of fair value. Investments classified as available-for-sale securities are reported at fair value with unrealized gains or losses, if any, recorded in accumulated other comprehensive income in shareholders’ equity. If the Company determines a decline in fair value is other-than-temporary, the cost basis of the individual security is written down to fair value as a new cost basis and the amount of the write-down is accounted for as a realized loss charged to income. The fair value of the investment would then become the new cost basis of the investment and are not be adjusted for subsequent recoveries in fair value.

Convertible debt

The Company estimates the fair value of its convertible notes as of the date of issuance and as if the instrument was issued without the conversion feature. The difference between the fair value and the principal amount of the instrument was recorded as debt discount and as a component of equity. The debt discount was subsequently amortized as interest cost over its expected life of four years from its issuance date to its earliest conversion date. Convertible notes are classified as a current liability if they are or will be callable within one year from the balance sheet date, even though liquidation may not be expected within that period.

Revenue recognition

Advertising

Advertising revenues are derived principally from online advertising and, to a lesser extent, sponsorship arrangements. Online advertising arrangements allow advertisers to place advertisements on particular areas of the Company’s websites, in particular formats and over particular periods of time. Advertising revenues from online advertising arrangements are recognized ratably over the contract period of display when the collectability is reasonably assured. Sponsorship arrangements allow advertisers to sponsor a particular area on its websites in exchange for a fixed payment over the contract period. Advertising revenues from sponsorship are recognized ratably over the contract period. Advertising revenues derived from the design, coordination and integration of online advertising and sponsorship arrangements to be placed on the Company’s websites are recognized ratably over the term of such programs.

Revenues for advertising services are recognized net of agency rebates. Advertising arrangements involving multiple deliverables are broken down into single-element arrangements based on their relative fair value for revenue recognition purposes. Starting January 1, 2011, the Company adopted the new revenue recognition policy on multiple-deliverable revenue arrangements, which required the arrangement consideration be allocated to all deliverables at the inception of the arrangement on the following basis (a) vendor-specific objective evidence of selling price, if it exists, otherwise, (b) third-party evidence of selling price. If neither (a) nor (b) exists, (c) the management’s best estimate of the selling price for that deliverable is used. The Company recognizes revenue on the elements delivered and defers the recognition of revenue for the undelivered elements until the remaining obligations have been satisfied. Adoption of the revised guidance has had no material impact on the Company’s consolidated financial statements.

Revenues from barter transactions are recognized during the period in which the advertisements are displayed on the Company’s properties. Barter transactions are recorded at the lower of the fair value of the goods and services received or the fair value of the advertisement given, provided the fair value of the transaction is reliably measurable. Revenues from barter transactions were immaterial for all periods presented.

Non-advertising

MVAS.

MVAS revenues are derived principally from providing mobile phone users with SMS, MMS, CRBT, WAP, IVR and KJAVA games. These services include news and other content subscriptions, picture and logo download, ring tones, ring back tones, mobile games and access to music files. Revenues from MVAS are charged on a monthly or per-usage basis. Such revenues are recognized in the period in which the service is performed, provided that no significant obligations remain, collection of the receivables is reasonably assured and the amounts can be accurately estimated.

The Company contracts with China Mobile and its subsidiaries, China Unicom and its subsidiaries, and China Telecom Corporation and its subsidiaries for billing, collection and transmission services related to the MVAS offered to its users. The Company also contracts with other service providers to provide content and to distribute MVAS or other services for us. Revenues are recorded on a gross basis when most of the gross indicators are met, such as the Company is considered the primary obligor in the arrangement, designs and develops (in some cases with the assistance of third-parties) the MVAS, has reasonable latitude to establish price, has discretion in selecting the operators to offer its MVAS, provides customer services related to the MVAS and takes on the credit risks associated with the transmission fees. Conversely, revenues are recorded on a net basis when most of the gross indicators are not met.

The Company purchases certain contents from third-party content providers for its MVAS. In most of these arrangements, the fees payable to the third-party content providers are calculated based on certain percentages of the revenue earned by their contents after deducting the fees paid to the third-party operators. The Company’s MVAS revenues are inclusive of such fees when the Company acts as the principal in these arrangements by having the ability to determine the fees charged to end users and being the primary obligor to the end users with respect to providing such services.

Due to the time lag between when the services are rendered and when the operator billing statements are received, MVAS revenues are estimated based on the Company’s internal billing records and transmissions for the month, adjusting for prior periods’ confirmation rates with operators and prior periods’ discrepancies between internally estimated revenues and actual revenues confirmed by operators. The confirmation rate applied to the estimation of revenues is determined at the lower of the latest confirmation rate available and the average of six-month historical rates if such historical average is available. If the Company has not yet received confirmation rates for six months, revenues would be deferred until billing statements are received from the operators. Historically, there have been no significant adjustments to the revenue estimates.

Historically, due to the time lag of receiving billing statements from operators and the lack of adequate information to make estimates, the Company has adopted a one-month lag reporting policy for MVAS revenues. Such policy has been applied on a consistent basis and does not apply to MVAS revenues from acquired entities Memestar Limited and Crillion Corporation as the acquired entities were able to obtain timely and accurate information to support their revenue estimates through the acquisition dates which has continued since our acquisition. For the years ended December 31, 2012, 2011 and 2010, the Company recorded MVAS revenues in the amount of $69.0 million, $83.5 million and $86.2 million, respectively. The impact of reporting in one-month lag for MVAS revenues was immaterial.

Fee-based services. Fee-based services allow the Company’s users to subscribe to services on its websites including, membership fees and revenue share from game application developers, e-reading and paid personal/corporate email services. Revenues from these services are recognized over the periods in which the services are performed, provided that no significant obligations remain, collection of the receivables is reasonably assured and the amounts can be accurately estimated.

The online game related revenues are generated from selling virtual currency, which will later be converted by the game players into in-game credits (game tokens) that can be used to purchase virtual items in web games. The Company collects payments from the game players in connection with the sale of virtual currency and remit certain predetermined percentages of the proceeds to the game developers when the virtual currency is converted into in-game credits.

The Company has determined that the game developers are the primary obligors for the web game services given that the game developers are responsible for developing, maintaining and updating the online games and have reasonable latitude to establish the prices of virtual items for which in-game credits are used. The Company views the game developers to be its customers, and the Company’s primary responsibility is to promote the games of web developers. Accordingly, the Company records online game revenues net of predetermined revenue sharing with the game developers.

Virtual currencies in general are not refundable once they have been sold unless there are unused in-game credits at the time a game is discontinued. Sale of virtual items net of the game developer proceeds are recognized as revenues over the estimated consumption period of in-game virtual items, which is typically within a short period of time after the purchase of in-game credits.

Web game revenue recognition involves certain management judgments, such as the determination of who is the principal in providing web game services and estimating the consumption date of in-game credits.  The Company assesses the estimated consumption period periodically, taking into consideration of the estimated user relationship on a game by game basis.  Using different assumptions for calculating the revenue recognition of web games may cause the results to be significantly different.  Any adjustments arising from changes in the estimate would be applied prospectively on the basis that such changes are caused by new information indicating a change in the end-user behavior pattern.

Deferred revenues.Deferred revenues are mostly derived from the amended and restated advertising agency agreement, the domain name and content license agreement, the trademark license agreement and the software license and support services agreement (“License Agreements”) SINA entered into with China Online Housing Technology Corporation (“COHT”) in September 2009 as part of the Company’s consideration for the interest in CRIC. The amount allocated to the fair value of the License Agreements was $187.4 million, which represents the difference between the total consideration and the fair value of equity interests of COHT disposed. This amount was recorded as deferred revenues and amortized over the contract period of ten years. See Note 3 for further discussion related to equity investment in CRIC/E-house. Deferred revenues also consist of contractual billings in excess of recognized revenue and payments received in advance of revenue recognition.

Costs of revenues

Advertising.Costs of advertising revenues consist mainly of costs associated with the production of websites, which includes fees paid to third parties for Internet connection, content and services, payroll-related expenses, and equipment depreciation associated with the website production.

The Company presents taxes assessed by a governmental authority that are both imposed on and concurrent with a specific revenue-producing transaction on a gross basis in the financial statements. These taxes include 5.5% business taxes, surcharges and 3% cultural business construction fees of the advertising revenue in China. In November 2011, the Ministry of Finance and the State Administration of Taxation promulgated the Pilot Program for Imposition of Value-Added Tax(“VAT”) to Replace Business Tax. With the implementation of the Pilot Program, the Company currently subject to 6.6% VAT and surcharges and 3% cultural business construction fees. See Taxation section below for our further discussion on the transition from PRC Business Tax to PRC Value Added Tax (“VAT”). The total amount of such taxes for 2012, 2011 and 2010 were $39.5 million, $32.5 million and $27.2 million, respectively.

Non-advertising.Costs of non-advertising revenues consist mainly of fees paid to or retained by the third-party operators for their services relating to the billing and collection of the Company’s MVAS revenues and for using their transmission gateways. Costs of non-advertising revenues also consist of fees or royalties paid to third-party content and service providers associated with the MVAS, costs for providing the enterprise services and business taxes levied on non-advertising revenues in China. Business taxes and surcharges levied on non-advertising revenues are approximately 3.3% for mobile related revenues and 5.5% for other non-advertising revenues.

Advertising expenses

Advertising expenses consist primarily of costs for the promotion of corporate image, product marketing and direct marketing. The Company expenses all advertising costs as incurred and classify these costs under sales and marketing expense. The nature of the Company’s direct marketing activities is such that they are intended to acquire subscribers for subscription-based and usage-based MVAS. The Company expenses all such direct marketing expenses. Advertising expenses for 2012, 2011 and 2010 were $72.4 million, $87.2 million, and $45.0 million, respectively.

Product development expenses

Product development expenses consist primarily of payroll-related expenses incurred for enhancement to and maintenance of the Company’s websites as well as costs associated with new product development and product enhancements. The Company expenses all costs incurred for the planning and post implementation phases of development and costs associated with repair or maintenance of the existing site or the development of website content. Since inception, the amount of costs qualifying for capitalization has been immaterial and, as a result, all product development costs have been expensed as incurred.

Operating leases

The Company leases office space under operating lease agreements with initial lease term up to four years. Rental expense is recognized from the date of initial possession of the leased property on a straight-line basis over the term of the lease. Certain lease agreements contain rent holidays, which are recognized on a straight-line basis over the lease term. Lease renewal periods are considered on a lease-by-lease basis and are generally not included in the initial lease term.

Stock-based compensation

All stock-based awards to employees and directors, including stock options and restricted share units, are measured at the grant date based on the fair value of the awards. Stock-based compensation, net of forfeitures, is recognized as expense on a straight-line basis over the requisite service period, which is the vesting period.

The Company uses the Black-Scholes option pricing model to estimate the fair value of stock options. The determination of estimated fair value of stock-based payment awards on the grant date using an option pricing model is affected by the Company’s stock price as well as assumptions regarding a number of complex and subjective variables. These variables include the Company’s expected stock price volatility over the expected term of the awards, actual and projected employee stock option exercise behaviors, a risk-free interest rate and any expected dividends. Shares of our subsidiaries, which do not have quoted market prices, were valued based on the income approach, if a revenue model had been established, the market approach, if information from comparable companies had been available, the replacement cost method, or a weighted blend of these approaches if more than one is applicable. Determination of estimated fair value of our subsidiaries requires complex and subjective judgments due to their limited financial and operating history, unique business risks and limited public information on companies in China similar to ours. Options granted generally vest over four years.

The Company recognizes the estimated compensation cost of service-based restricted share units based on the fair value of its ordinary shares on the date of the grant. The Company recognizes the compensation cost, net of estimated forfeitures, over a vesting term of generally three to four years.

The Company recognizes the estimated compensation cost of performance-based restricted share units based on the fair value of its ordinary shares on the date of the grant. The rewards are earned upon attainment of identified performance goals. The Company recognizes the compensation cost, net of forfeitures, over the performance period. The Company also adjusts the compensation cost based on the probability of performance goal achievement at the end of each reporting period.

Forfeitures are estimated at the time of grant and revised in subsequent periods if actual forfeitures differ from those estimates. The Company uses historical data to estimate pre-vesting option and restricted share units forfeitures and record stock-based compensation expense only for those awards that are expected to vest. See Note 12 for further discussion on stock-based compensation.

Taxation

Income taxes

Income taxes are accounted for using the asset and liability approach. Under this approach, income tax expense is recognized for the amount of taxes payable or refundable for the current year. In addition, deferred tax assets and liabilities are recognized for expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating losses and tax credit carryforwards. The Company records a valuation allowance to reduce deferred tax assets to an amount for which realization is more likely than not.

Uncertain tax positions

To assess uncertain tax positions, the Company applies a more likely than not threshold and a two-step approach for the tax position measurement and financial statement recognition. Under the two-step approach, the first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement.

Transition from PRC Business Tax to PRC Value Added Tax

In November 2011, the Ministry of Finance and the State Administration of Taxation promulgated the Pilot Program for Imposition of Value Added Tax (“VAT”) to Replace Business Tax (“Pilot Program”). Pursuant to the Pilot Program, a VAT was initially imposed in Shanghai starting from January 1, 2012, to replace the business tax in the transport and shipping industry and some of the modern service industries. Effective September 1, 2012, the Pilot Program was expanded to eight other cities and provinces in China, including Beijing.

Business Tax had been imposed primarily on revenues from the provision of taxable services, assignments of intangible assets and transfers of real estate. Prior to the implementation of the pilot program, the Company’s Business Tax rates, which vary depending upon the nature of the revenues being taxed, generally ranged from 3% to 5%. Under the Pilot Program, the Company’s advertising revenues (starting from January 1 2012 in Shanghai and September 1, 2012 in Beijing respectively) and game revenues (starting from December 1, 2012) are now subject to a VAT of 6%, compared to 0% prior to the implementation. The Company’s MVAS revenues are not within the scope of the Pilot Program and, thus, are still subject to business tax. VAT payable on goods sold or taxable on labor services for a taxable period is the net balance of the output VAT for the period after crediting the input VAT for the period. The implementation of the Pilot Program has not had a significant impact on the Company’s consolidated statements of comprehensive income (loss) for the year ended December 31, 2012.

Foreign currency

The Company’s reporting currency and functional currency are the U.S. dollar. The Company’s operations in China and in international regions use their respective currencies as their functional currencies. The financial statements of these subsidiaries are remeasured into U.S. dollars using period-end rates of exchange for assets and liabilities and average rates of exchange in the period for revenues and expenses. Translation gains and losses are recorded in accumulated other comprehensive income or loss as a component of shareholders’ equity. Translation gains or losses are not released to net income unless the associated net investment has been sold, liquidated, or substantially liquidated.

Foreign currency transactions denominated in currencies other than the functional currency are remeasured into the functional currency using the exchange rates prevailing at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies are remeasured into the functional currency using the applicable exchange rates at the balance sheet dates. Net gains and losses resulting from foreign exchange transactions are included in interest and other income.

Foreign currency translation adjustments to the Company’s comprehensive (loss)/income for 2012, 2011 and 2010 were $(2.3) million, $22.2 million and $10.6 million, respectively. The Company recorded a net foreign currency transaction loss of $30,000 in 2012, a net foreign currency transaction gain of $2.3 million in 2011, and a net foreign currency transaction gain of $1.3 million in 2010. Gains in 2011 and 2010 resulted from the Chinese RMB appreciating against the U.S. dollar. Net foreign currency transaction gains or losses arise from transacting in a currency other than the functional currency of the entity.

Net income (loss) per share

     Basic net income (loss) per share is computed using the weighted average number of ordinary shares outstanding during the period. Restricted share units are not considered outstanding in computation of basic earnings per share. Diluted net income (loss) per share is computed using the weighted average number of ordinary share and potential ordinary shares outstanding during the period under treasury stock method. Potential ordinary shares include options to purchase ordinary shares and restricted share units, and conversion of zero-coupon, convertible, subordinated notes, unless they were anti-dilutive. The computation of diluted net income per share does not assume conversion, exercise, or contingent issuance of securities that would have an anti-dilutive effect (i.e. an increase in earnings per share amounts or a decrease in loss per share amounts) on net income per share. Additionally, the Company takes into account the effect on consolidated net income per share of dilutive shares of entities in which the Company holds equity interests that are accounted for using the equity method.

Comprehensive income (loss)

Comprehensive income (loss) is defined as the change in equity of a company during a period from transactions and other events and circumstances excluding transactions resulting from investments from owners and distributions to owners. Comprehensive income (loss) for the periods presented includes net income (loss), foreign currency translation adjustments, share of change in other comprehensive income of equity investments one quarter in arrears, which are foreign currency translation adjustments, and unrealized gains (losses) on marketable securities classified as available-for-sale.

Recent accounting pronouncements

      In July 2012, the FASB issued revised guidance on “Testing Indefinite-Lived Intangible Assets for Impairment.” The revised guidance applies to all entities, both public and nonpublic, that have indefinite-lived intangible assets, other than goodwill, reported in their financial statements. Under the revised guidance, an entity has the option first to assess qualitative factors to determine whether the existence of events and circumstances indicates that it is more likely than not that the indefinite-lived intangible asset is impaired. If, after assessing the totality of events and circumstances, an entity concludes that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the entity is not required to take further action. However, if an entity concludes otherwise, then it is required to determine the fair value of the indefinite-lived intangible asset and perform a quantitative impairment test by comparing the fair value with the carrying amount in accordance with Subtopic 350-30. An entity also has the option to bypass a qualitative assessment for any indefinite-lived intangible asset in any period and proceed directly to performing the quantitative impairment test. An entity will be able to resume performing the qualitative assessment in any subsequent period. In conducting a qualitative assessment, an entity should consider the extent to which relevant events and circumstances, both individually and in the aggregate, could have affected the significant inputs used to determine the fair value of the indefinite-lived intangible asset since the last assessment. An entity also should consider whether there have been changes to the carrying amount of the indefinite-lived intangible asset when evaluating whether it is more likely than not that the indefinite-lived intangible asset is impaired. An entity should consider positive and mitigating events and circumstances that could affect its determination of whether it is more likely than not that the indefinite-lived intangible asset is impaired. The amendments are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted, including for annual and interim impairment tests performed as of a date before July 27, 2012, if a public entity’s financial statements for the most recent annual or interim period have not yet been issued or, for nonpublic entities, have not yet been made available for issuance. The revised guidance will not have a material impact on the Company’s consolidated financial position, results of operations or cash flows as it is disclosure in nature.

     In February 2013, the FASB issued revised guidance on “Comprehensive Income: Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income.” The revised guidance does not change the current requirements for reporting net income or other comprehensive income in financial statements. However, the revised guidance requires an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under U.S. GAAP that provide additional detail about those amounts. The revised guidance is effective prospectively for reporting periods beginning after December 15, 2012 for public entities. The revised guidance will not have a material impact on the Company’s consolidated financial position, results of operations or cash flows, as it is disclosure-only in nature.

Equity Investments	12 Months Ended
Dec. 31, 2012
Equity Investments
Equity Investments

3. Equity Investments

Equity investments comprised of investments in publicly traded companies, privately held companies and limited partnerships. The following sets forth the changes in the Company’s equity investments.

(In thousands)	Cost Method	Equity Method			Available for Sale Securities	Total
		(CRIC)	(E-House)	(Others)
Balance at December 31, 2010	$31,368	$466,460	$—	$7,917	$2,368	$508,113
Investments made	96,829	2,068	—	18,702	135,657	253,256
Income (loss) from investment	—	2,641	—	(1,175)	—	1,466
Investment impairment	(386)	(230,258)	—	—	(50,904)	(281,548)
Unrealized loss	—	—	—	—	(23,257)	(23,257)
Others	1,426	3,477		1,006	—	5,909
Balance at December 31, 2011	129,237	244,388	—	26,450	63,864	463,939
Investments made	34,623	—	190,669	10,300	68,661	304,253
Income (loss) from investment	—	(9,077)	(7,657)	6,004	—	(10,730)
Investment impairment	(8,580)	—	—	(1,546)	(8,372)	(18,498)
Unrealized gain	—	—	—		30,373	30,373
Disposal of investment	(1,584)	(236,212)		(260)	(66,407)	(304,463)
Others	190	901	742	168	—	2,001
Balance at December 31, 2012	$153,886	$—	$183,754	$41,116	$88,119	$466,875

Cost Method

As of December 31, 2012, investments accounted for under the cost method were $153.9 million. Investments were accounted for under the cost method if the Company had no significant influence or if the underlying shares were not considered in substance ordinary shares and had no readily determinable fair value. In October 2011, the Company invested $50.0 million in Yunfeng Funds for the sole purpose of investment in Alibaba Group. Investments in limited partnerships such as the Yunfeng Funds, whose operating and financial policies the Company had virtually no influence over were also accounted for using the cost method.

Equity Method

As of December 31, 2012, investments accounted for under the equity method totaled $224.9 million, which included a $183.8 million investment in E-House. Investments are accounted for under the equity method when the Company has significant influence in the investment and the investment is considered in substance ordinary shares. Investments in limited partnerships, whose operating and financial policies the Company had virtually significant influence over were also accounted for using the equity method.

The Company has filed CRIC’s financial statements in our annual report on Form 20-F for the year ended December 31, 2011, as the 20% significant subsidiary test was met for the year in accordance with Rule 3-09 of Regulation S-X. On April 20, 2012, CRIC merged into and become a whole-owned subsidiary of E-House. Neither E-House nor CRIC accounts for significant subsidiary for the year ended December 31, 2012. The Company summarizes the condensed financial information of the Company’s equity investments as a group below in accordance with Rule 4-08 of Regulation S-X. The condensed financial information included the result of CRIC before the transaction and the result of E-House after the transaction.

Year Ended December 31,
2012
(In thousands)
Operating data:
Revenue	$528,198
Gross profit	$276,876
Loss from operations	$(18,599)
Net loss	$(30,205)
Net loss attributable to our equity investments companies	$(23,740)

December 31,
2012
(In thousands)
Balance sheet data:
Current assets	$789,381
Long-term assets	$434,744
Current liabilities	$249,963
Long-term liabilities	$54,357
Non-controlling interests	$6,189

Investment in E-House was accounted for using the equity method with the cost allocated as follows:

	April 20	December 31
	2012	2012
	(In thousands)	(In thousands)
Carrying value of investment in E-House	190,669	$183,754
Proportionate share of E-house’s net tangible and intangible assets *(1)	175,777	169,729
Excess of carrying value of investment proportionate share of E-house’s net tangible and intangible assets	14,892	$14,025

The excess of carrying value has been primarily assigned to:
Goodwill	2,075	$1,992
Amortizable intangible assets *(1)	17,207	16,086
Deferred tax liabilities	(4,390)	(4,053)
	14,892	$14,025

Cumulative losses in equity interest	$—	$(7,657)

*(1)                            The weighted average life of the intangible assets recorded in E-House’s financial statements was 8 years and the intangible assets not included in E-House’s financial statements, excluding the asset with indefinite life, was 6 years.

Investment in CRIC was accounted for using the equity method with the cost allocated as follows:

December 31
2011
(In thousands)
Carrying value of investment in CRIC	$244,388
Proportionate share of CRIC’s shareholders’ equity *(1)	197,225
Excess of carrying value of investment over proportionate share of CRIC’s shareholders’ equity	$47,163

The excess of carrying value has been primarily assigned to:
Goodwill	$24,511
Amortizable intangible assets *(1)	30,195
Deferred tax liabilities	(7,543)
$47,163

Cumulative earnings in equity interest	$15,707

*(1)         The weighted average life of the intangible assets recorded in CRIC’s financial statements was 10 years and the intangible assets not included in CRIC’s financial statements, excluding the asset with indefinite life, was 7 years.

In July 2009, the Company entered into a definitive agreement (the “Agreement”) with E-House to merge E-House’s real estate information and consulting services and COHT (the “Transaction”). E-House’s real estate information and consulting services are operated by CRIC, a subsidiary of E-House. Under the Agreement, SINA would contribute its online real estate business into its majority-owned subsidiary COHT, and CRIC would issue its own ordinary shares to SINA to acquire SINA’s equity interest in COHT in exchange for shares in CRIC. In September 2009, the Company entered into an amended and restated advertising agency agreement, a domain name and content license agreement, a trademark license agreement and a software license and support services agreement (the “License Agreements”) with COHT as part of its consideration for the interest in CRIC.

              In October 2009, the Transaction was consummated following the listing of CRIC on the NASDAQ Global Select Market. The Company’s interest in CRIC was valued at $572.0 million based on CRIC’s IPO price of $12.00 per American depositary share. On CRIC’s IPO date, the fair value of 66% equity interest in COHT was $384.6 million which was determined by management with the assistance of a valuation consultant. Netting the value of the corresponding shares against the net assets of COHT (amounted to $8.0 million including cash and cash equivalents of $7.6 million and other total assets of $11.9 million, net of total liabilities of $11.5 million), the Company recorded a one-time gain of $376.6 million resulting from the Transaction. The amount allocated to the fair value of the License Agreements was $187.4 million, which represents the difference between the total consideration and the fair value of equity interests of COHT disposed. This amount was recorded as deferred revenues and amortized over the contract term of ten years. Please refer to Note 7 for further details.

Beginning October 1, 2009, the Company no longer consolidated the financial results of COHT and instead accounted for its interest in CRIC using the equity method of accounting, which is reported one quarter in arrears. In accordance with this lag reporting for its investment in CRIC, the Company did not record any equity income from CRIC for 2009. During 2011 and 2010, the Company acquired an additional $2.1 million and $8.9 million interest in CRIC in the open market, bringing its total ownership to approximately 34% as of December 31, 2011.

In the fourth quarter of 2010, based on an assessment of other-than-temporary impairment, the Company recorded a $128.6 million charge to write down the investment in CRIC to its fair value, based on CRIC’s quoted closing stock price of $9.60 as of December 31, 2010. In the third quarter of 2011, based on an assessment of other-than-temporary impairment considering the degree and severity of the continued decline in CRIC’s share price, decline in profit and business outlook for CRIC and the real estate industry in China, in general, the Company recorded an additional $230.3 million charge to write down the investment in CRIC to its fair value, based on CRIC’s quoted closing share price of $4.92 as of September 30, 2011.

On October 28, 2011, CRIC announced that its board of directors had received a non-binding proposal from E-House to acquire through a merger all of the outstanding shares of CRIC that are not owned by E-House. CRIC would be privatized and wholly-owned by E-House subsequent to the merger. Pursuant to the definitive merger agreement entered between CRIC and E-House on December 28, 2011, upon the terms and subject to the conditions thereof, at the effective time of the merger, each of the CRIC’s ordinary shares (“CRIC shares”) issued and outstanding immediately prior to the effective time of the merger (including CRIC shares represented by American depositary shares (“CRIC ADSs”), each of which represents one CRIC share) would be cancelled in exchange for the right to receive cash consideration of $1.75, without interest, plus, in the case of each CRIC share (not including CRIC shares represented by CRIC ADSs), 0.6 E-House ordinary shares (“E-House shares”), or, in the case of each CRIC share represented by a CRIC ADS, 0.6 E-House American depositary shares (“E-House ADSs”), each of which represents one E-House share. The merger was subject to customary closing conditions and approval by the shareholders of CRIC.

On April 19, 2012, CRIC announced that it had obtained shareholders’ approval and would merge into and become a 100% subsidiary of E-House as of April 20, 2012. Consequently, the Company’s interest in CRIC was converted into 29.3 million ordinary shares of E-House, equivalent to a 24.9% interest in E-House and $85.5 million in cash. As a result of the merger, the Company recognized a one-time gain of $45.3 million, which was the difference between the considerations received and the carrying value of the investment in CRIC at the transaction date, after offsetting the cumulative currency translation adjustments previously recorded for CRIC as other comprehensive income. Earnings/(loss) from CRIC for the period from April 1, 2012 to April 19, 2012 is not material and has been included in the disposal gain of $45.3 million.

The Company performs an impairment assessment of its investments under the cost method and equity method whenever events or changes in business circumstances indicate that the carrying value of the investment may not be fully recoverable. In 2012, the Company recorded $8.6 million and $1.5 million in impairment charges to the carrying value of its investments under the cost method and equity method, respectively. As of December 31, 2012, the Company concluded that there was no other-than-temporary impairment on its cost method and equity method investments.

Available-for-Sale Securities

The following table shows the carrying amount and fair value of marketable securities:

	Cost Basis	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In thousands)
Tudou	66,407	—	(38,215)	28,192
MCOX	15,081	—	(2,323)	12,758
Others	$5,633	$17,281	$—	$22,914
December 31, 2011	$87,121	$17,281	$(40,538)	$63,864

Youku Tudou	67,425	—	—	67,425
MCOX	6,709	—	(660)	6,049
Others	$6,001	$8,644	$—	$14,645
December 31, 2012	$80,135	$8,644	$(660)	$88,119

Investments in marketable securities are held as available-for-sale and reported at fair value, which totaled $88.1 million as of December 31, 2012. As of December 31, 2012, the Company’s investments in marketable securities included $67.4 million inYouku Tudou Inc. (“Youku Tudou”) shares and $6.0 million in MECOX Lane Limited (“MCOX”) shares.  The Company incurred a total impairment charge of $8.4 million on its investment in MCOX in 2012 and has reduced its cost basis by that amount. Net unrealized gains as of December 31, 2012 were $8.0 million.

On March 12, 2012, Youku Inc (“Youku”) announced that it had signed a definitive agreement to merge with Tudou Holdings Limited (“Tudou”) in a 100% stock-for-stock transaction. The merger was completed on August 24, 2012, and, based on the conversion ratio of each Tudou ADS for 1.595 Youku ADS, the Company’s investment in Tudou was converted into 3.7 million ADSs of Youku Tudou with a fair market value of $67.4 million as of closing. As a result of the merger, the Company recognized a one-time investment gain of $7.2 million. In March 2012, the Company disposed 250,000 shares of Tudou and recognized a one-time gain of $3.0 million.

The Company reviews its available-for-sale investments regularly to determine if an investment is other-than-temporarily impaired due to changes in quoted market price or other impairment indicators. For the period ending June 30, 2012 and September 30, 2012, the Company recognized an impairment charge of $4.2 million on its investment in MCOX for each of the two periods, considering the business outlook of MCOX and the overall e-commerce in China, in general, the financial condition and outlook of MCOX, as well as the severity and duration of the drop in share prices compared to the carrying value. Changes in market conditions and other facts and circumstances may change the business prospects of these issuers, our assessment that these investments are not other-than-temporarily impaired, as well as our ability and current intent to hold these securities until the prices recover.

Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets
Goodwill and Intangible Assets

4. Goodwill and Intangible Assets

    The Company’s goodwill as of December 31, 2012 and 2011 was $15.2 million, which was related to the acquisitions of Davidhill Capital Inc., a British Virgin Islands limited liability corporation, and its UC instant messaging product in 2004 and a privately held web-application development firm in 2008. As of December 31, 2012, the Company performed a qualitative assessment of its advertising business, based on its qualitative assessment by taking into consideration of macroeconomics, overall financial performance, industry and market conditions and the share price of the Company, and concluded no other-than-temperately impairment on its goodwill existed.

The following table summarized the Company’s intangible assets:

	December 31, 2012			December 31, 2011
	Cost	Accumulated Amortization	Net	Cost	Accumulated Amortization	Net
		(In thousands)			(In thousands)
Technology*	$11,012	$(11,012)	$—	$11,012	$(10,923)	$89
Software*	1,844	(1,844)	—	1,844	(1,844)	—
Other	775	(94)	681	775	(49)	726
Total	$13,631	$(12,950)	$681	$13,631	$(12,816)	$815

*                 Intangible assets are amortized over the estimated useful lives in the range of two to ten years.

Amortization expense related to intangible assets for the years ended December 31, 2012, 2011 and 2010 was $0.1 million, $0.7 million and $3.3 million, respectively. As of December 31, 2012, estimated amortization expenses for future periods were expected to be as follows:

Year Ended December 31,	(In thousands)
2013	$45
2014	45
2015	45
2016	45
Thereafter	179
Total expected amortization expense	$359

Cash, Cash Equivalents and Short-term Investments	12 Months Ended
Dec. 31, 2012
Cash, Cash Equivalents and Short-term Investments
Cash, Cash Equivalents and Short-term Investments

5. Cash, Cash Equivalents and Short-term Investments

Cash, cash equivalents and short-term investments consisted of the following:

	December 31,
	2012	2011
	(In thousands)
Cash and cash equivalents:
Cash	$144,200	$178,922
Cash equivalents:
Bank time deposits	45,621	126,127
Money market funds	10,005	208,931
	55,626	335,058
	199,826	513,980
Short-term investments:
Bank time deposits	513,772	159,495
Total cash, cash equivalents and short-term investments	$713,598	$673,475

The carrying amounts of cash, cash equivalents and short-term investments approximate fair values. Interest income for the years ended December 31, 2012, 2011 and 2010 was $17.0 million, $13.7 million and $7.4 million, respectively. The maturity of these time deposits was within one year.

Balance Sheet Components	12 Months Ended
Dec. 31, 2012
Balance Sheet Components
Balance Sheet Components

6. Balance Sheet Components

	December 31,
	2012	2011
	(In thousands)
Accounts receivable, net:
Accounts receivable	$146,305	$123,961
Allowance for doubtful accounts:
Balance at beginning of year	(11,492)	(9,262)
Additional provision charged to expenses	(3,869)	(2,530)
Write-off	4,307	300
Balance at end of year	(11,054)	(11,492)
	$135,251	$112,469
Prepaid expenses and other current assets:
Content fees	$7,511	$9,325
Rental and other deposits	7,261	8,124
Prepayments for investments	6,444	15,053
Current deferred tax assets	4,161	2,057
Others	11,121	7,407
	$36,498	$41,966
Property and equipment, net:
Computers and equipment	$174,132	$154,674
Leasehold improvements	11,613	8,436
Furniture and fixtures	9,014	7,270
Other	1,350	760
	196,109	171,140
Less: Accumulated depreciation	(119,469)	(96,629)
	$76,640	$74,511
Other assets:
Investment deposits	$14,464	$4,262
Prepayment for land use right	21,188	—
Non-current deferred tax assets	1,660	—
Others	892	4,851
	$38,204	$9,113
Accrued liabilities:
Sales rebates	$40,031	$30,508
Content fees	24,270	26,672
Accrued compensation and benefits	17,998	13,443
Marketing expenses	15,918	19,250
Employee payroll withholding taxes	5,494	3,342
Advertisement production costs	8,577	7,625
Business taxes and VAT payable	9,514	10,367
Sales commissions	6,479	5,030
Professional fees	3,442	3,345
Internet connection costs	8,948	6,728
Revenue share	5,176	843
Outside services	4,061	2,243
Others	18,769	11,080
	$168,677	$140,476

Related Party Transactions	12 Months Ended
Dec. 31, 2012
Related Party Transactions
Related Party Transactions

7. Related Party Transactions

Based on the amended and restated advertising agency agreements with CRIC, agency fees earned from COHT for 2012, 2011 and 2010, calculated at 15% of COHT’s revenue generated from the sales of advertising on SINA’s non-real estate channels, were $5.1 million, $3.5 million, and $2.5 million respectively. As of December 31, 2012 and 2011, receivables due from COHT were $2.5 million and $1.9 million, respectively. In addition, the Company entered into certain license agreements at the time of the transaction with CRIC. The fair value of these license agreements were measured at $187.4 million and was recognized as deferred revenues and amortized on a straight line basis over the contract period of ten years. The amortized deferred revenues for 2012 and 2011 were $18.7 million and $18.7 million, respectively.

Revenues from related parties, excluding those from CRIC stated above, represented approximately 2% of net advertising revenues for 2012. Transactions with related parties included in costs of revenue represented approximately 4% for 2012 and in sales and marketing expenses represented less than 1%. The Company believes that the terms of the agreements with the related parties are comparable to the terms in arm’s-length transactions with third-party customers and vendors.

One of the Company’s subsidiaries entered into an agreement with Broadvision Inc. (“Broadvision”) whose Chairman, Chief Executive Officer and President Pehong Chen is a director of SINA. Under this agreement, Broadvision provides HR information management hosting service, including software subscription, system upgrade and technical support. For 2012, 2011 and 2010, services fee to Broadvision are approximately $146,000, $126,000 and $112,000, respectively. There was no payable outstanding as of December 31, 2012.

Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes
Income Taxes

8. Income Taxes

The Company is registered in the Cayman Islands and has operations in four tax jurisdictions — the PRC, the U.S., Hong Kong and Taiwan. The operations in Taiwan represent a branch office of the subsidiary in the U.S. For operations in the U.S., Hong Kong and Taiwan, the Company has incurred net accumulated operating losses for income tax purposes. The Company believes that it is more likely than not that these net accumulated operating losses will not be utilized in the future. Therefore, the Company has provided full valuation allowance for the deferred tax assets arising from the losses at these locations as of December 31, 2012.

The components of income before income taxes are as follows:

	Year Ended December 31,
	2012	2011	2010
	(In thousands, except percentage)
Income (loss) before income tax expenses	$34,585	$(297,417)	$(10,903)
Income (loss) from non-China operations	$19,590	$(362,692)	$(119,054)
Income from China operations	$14,995	$65,275	$108,151
Income tax expenses applicable to China operations	$2,730	$5,001	$8,436
Effective tax rate for China operations	18%	8%	8%

      The Company generated substantially all of its operating income from its PRC operations for the years ended December 31, 2012, 2011 and 2010, and has recorded income tax provisions for these years. In 2012, the Company’s Cayman Islands operations recorded impairment charges totaling $8.4 million related to its investments in MCOX, a gain of $45.3 million related to its disposal of investment CRIC and a gain of $10.2 million from its disposal of investment in Tudou. In 2011, the Company’s Cayman Islands operations recorded impairment charges totaling $281.2 million related to its investments in CRIC and MCOX and an impairment charge of $68.9 million related to its MVAS goodwill. In 2010, the Cayman Islands operations recorded an impairment charge of $128.6 million related to its investment in CRIC. See also Note 3 and 4 to the Consolidated Financial Statements for further discussion.

Cayman Islands

Under the current tax laws of Cayman Islands, the Company is not subject to tax on income or capital gain. In addition, upon payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

China

Prior to January 1, 2008, the Company’s subsidiaries and variable interest enterprises (“VIEs”) were governed by the previous Income Tax Law (the “Previous IT Law”) of China. Under the Previous IT Law, the Company’s subsidiaries and VIEs were generally subjected to enterprise income taxes at a statutory rate of 33% (30% state income tax plus 3% local income tax) or 15% for qualified high and new technology enterprises. In addition to a preferential statutory rate, some of the Company’s high and new technology subsidiaries were entitled to special tax holidays of three-year tax exemption followed by three years at a 50% reduction in the tax rate, commencing the first operating year.

Effective January 1, 2008, the new Enterprise Income Tax Law (the “EIT Law”) in China supersedes the Previous IT Law and unifies the enterprise income tax rate for VIEs and foreign-invested enterprises (“FIEs”) at 25%. The EIT Law provides a five-year transitional period for certain entities that enjoyed a favorable income tax rate of less than 25% and/or a preferential tax holiday under the Previous IT Law and were established before March 16, 2007, to gradually increase their rates to 25%. In addition, high and new technology enterprises continue to enjoy a preferential tax rate of 15%. The EIT Law also provides grandfather treatment for high and new technology enterprises that received special tax holidays under the Previous IT Law to continue to enjoy their tax holidays until expiration provided that specific conditions are met. Three of the Company’s subsidiaries in China, SINA.com Technology (China) Co., Ltd., SINA Technology (China) Co., Ltd. and Beijing New Media Information Technology Co., Ltd., were qualified as high and new technology enterprises under the new EIT Law. In addition, SINA (Shanghai) Management Co., Ltd., was qualified a software enterprise in 2010 and is exempted from income tax for the first two years and is entitled to a preferential tax rate of 12.5% for the three years from thereafter.

The EIT Law also provides that an enterprise established under the laws of a foreign country or region but whose “de facto management body” is located in the PRC be treated as a resident enterprise for PRC tax purposes and consequently be subject to the PRC income tax at the rate of 25% for its global income. The Implementing Rules of the EIT Law merely define the location of the “de facto management body” as “the place where the exercising, in substance, of the overall management and control of the production and business operation, personnel, accounting, properties, etc., of a non-PRC company is located.” Based on a review of surrounding facts and circumstances, the Company does not believe that it is likely that its operations outside of the PRC should be considered a resident enterprise for PRC tax purposes. However, due to limited guidance and implementation history of the EIT Law, should SINA be treated as a resident enterprise for PRC tax purposes, the Company will be subject to PRC tax on worldwide income at a uniform tax rate of 25% retroactive to January 1, 2008.

The EIT Law also imposes a withholding income tax of 10% on dividends distributed by an FIE to its immediate holding company outside of China, if such immediate holding company is considered as a non-resident enterprise without any establishment or place within China or if the received dividends have no connection with the establishment or place of such immediate holding company within China, unless such immediate holding company’s jurisdiction of incorporation has a tax treaty with China that provides for a different withholding arrangement. Such withholding income tax was exempted under the Previous IT Law. The Cayman Islands, where the Company incorporated, does not have such tax treaty with China. According to the arrangement between Mainland China and Hong Kong Special Administrative Region on the Avoidance of Double Taxation and Prevention of Fiscal Evasion in August 2006, dividends paid by an FIE in China to its immediate holding company in Hong Kong will be subject to withholding tax at a rate of no more than 5% (if the foreign investor owns directly at least 25% of the shares of the FIE). The State Administration of Taxation further promulgated Circular 601 on October 27, 2009, which provides that tax treaty benefits will be denied to “conduit” or shell companies without business substance and that a beneficial ownership analysis will be used based on a “substance-over-form” principle to determine whether or not to grant the tax treaty benefits.

A majority of the Company’s FIEs’ operations in China are invested and held by Hong Kong registered entities. If we are regarded as a non-resident enterprise and our Hong Kong subsidiaries are regarded as resident enterprises, then our Hong Kong subsidiaries may be required to pay a 10% withholding tax on any dividends payable to us. If our Hong Kong entities are regarded as non-resident enterprises, then our PRC subsidiaries may be required to pay a 5% withholding tax for any dividends payable to our Hong Kong subsidiaries, however, it is still unclear at this stage whether Circular 601 applies to dividends from our PRC subsidiaries paid to our Hong Kong subsidiaries and if our Hong Kong subsidiaries were not considered as “beneficial owners” of any dividends from their PRC subsidiaries, the dividends payable to our Hong Kong subsidiaries would be subject to withholding tax at a rate of 10%. In accordance with accounting guidance, all undistributed earnings are presumed to be transferred to the parent company and are subject to the withholding taxes. Based on the subsequently issued interpretation of the EIT, Article 4 of Cai Shui (2008) Circular No. 1, dividends on earnings prior to 2008 but distributed after 2008 are not subject to withholding income tax. The current policy approved by the Company’s Board allows the Company to distribute PRC earnings offshore only if the Company does not have to pay a dividend tax. Such policy may require the Company to reinvest all earnings made since 2008 onshore indefinitely or be subject to a significant withholding tax should its policy change to allow for earnings distribution offshore. As of December 31, 2012, the Company did not record any withholding tax on the retained earnings of its FIEs in the PRC as the Company intends to reinvest all earnings in China since 2008 to further expand its business in China, and its FIEs do not intend to declare dividends on the retained earnings made since 2008 to their immediate foreign holding companies.

The Company’s VIEs are wholly owned by the Company’s employees and controlled by the Company through various contractual agreements. To the extent that these VIEs have undistributed earnings, the Company will accrue appropriate expected tax associated with repatriation of such undistributed earnings.

In December 2009, the State Administration of Tax in China issued a circular on strengthening the management of proceeds from equity transfers by non-China tax resident enterprises and requires foreign entities to report indirect sales of China tax resident enterprises. If the existence of the overseas intermediary holding company is disregarded due to lack of reasonable business purpose or substance, gains on such sale are subject to PRC withholding tax. The Company believes that there was reasonable business purpose for the merger of COHT with CRIC, which was to realize the business synergy created by the merger to form a real estate information services platform both online and offline with diversified revenue streams, serving both real estate businesses and consumers. The simultaneous initial public offering allowed the combined company to raise additional capital to fund its future growth. Due to limited guidance and implementation history of the circular, significant judgment is required in the determination of a reasonable business purpose for an equity transfer by our non-China tax resident entity by considering factors, including but not limited to, the form and substance of the arrangement, time of establishment of the foreign entity, relationship between each step of the arrangement, relationship between each component of the arrangement, implementation of the arrangement and the changes in the financial position of all parties involved in the transaction. Although the Company believes that it is more likely than not the said transaction would be determined as one with a reasonable business purpose, should this not be the case, the Company would be subject to a significant withholding tax that could materially and adversely impact its financial position, results of operations and cash flows.

Composition of income tax expenses for China operations

The following table sets forth current and deferred portion of income tax expenses of the Company’s China subsidiaries and VIEs:

	Year Ended December 31,
	2012	2011	2010
	(In thousands)
Current tax provision	$6,245	$5,930	$9,142
Deferred tax (benefits) provision	(3,515)	(929)	(706)
Income tax expenses	$2,730	$5,001	$8,436

Reconciliation of the differences between statutory tax rate and the effective tax rate for China operations

The following table sets forth reconciliation between the statutory EIT rate and the effective tax rate for China operations:

	Year Ended December 31,
	2012	2011	2010
Statutory EIT rate	25%	25%	25%
Effect on tax holiday and preferential tax rate	(12)%	(18)%	(18)%
Permanent differences	4%	1%	1%
Change in valuation allowance	1%	—	—
Effective tax rate for China operations	18%	8%	8%

The provisions for income taxes for the years ended December 31, 2012, 2011 and 2010 differ from the amounts computed by applying the EIT primarily due to the tax holidays and the preferential tax rate enjoyed by certain of the Company’s entities in the PRC. The lower effective tax rate of the Company’s PRC operations for 2011 and 2010 was primarily due to additional tax holidays received from a newly qualified subsidiary. The effective tax rate of the Company’s PRC operations for 2012 increased to 18% due to the expiration of tax holidays and the increase in non-deductible expenses.

The following table sets forth the effect of tax holiday related to China operations:

	Year Ended December 31,
	2012	2011	2010
	(In thousands, except per share amount)
Tax holiday effect	$1,713	$10,306	$20,303
Basic net income (loss) per share effect	$0.03	$0.16	$0.33
Diluted net income (loss) per share effect	$0.03	$0.16	$0.33

The following table sets forth the significant components of deferred tax assets and liabilities for China operations:

	December 31,
	2012	2011	2010
	(In thousands)
Deferred tax assets:
Net operating loss carryforwards	$3,187	$7,076	$—
Allowances for doubtful accounts, accruals and other liabilities	12,977	6,513	5,596
Depreciation	467	351	202
Total deferred tax assets	16,631	13,940	5,798
Less: valuation allowance	(10,810)	(11,883)	(4,787)
Net deferred tax assets	$5,821	$2,057	$1,011
Including - Current deferred tax assets	4,161	2,057	1,011
- Non-current deferred tax assets	1,660	—	—

Deferred tax liabilities:
Depreciation	(389)	(65)	(223)
Others	(199)	(275)	—
Total deferred tax liabilities	$(588)	$(340)	$(223)
Including - Current deferred tax liabilities	(199)	(340)	(223)
- Non-current deferred tax liabilities	(389)	—	—

Valuation allowance is provided against deferred tax assets when the Company determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Company considered factors including (i) future reversals of existing taxable temporary differences; (ii) future taxable income exclusive of reversing temporary differences and carryforwards; and (iii) tax planning strategies. Historically, deferred tax assets were valued using the previous statutory rate of 25% or applicable preferential rates. As of December 31, 2012, the Company had no unrecognized tax benefits and net operating loss carryforwards totaling $3.2 million, of which $1.6 million were provided with valuation allowance and the remaining $1.6 million is due to expire in December 31, 2017.

U.S.

As of December 31, 2012, the Company’s subsidiary in the U.S. had approximately $85.0 million of federal and $30.2 million of state net operating loss carryforwards available to offset future taxable income. The federal net operating loss carryforwards will expire, if unused, in the years ending June 30, 2018 through December 31, 2032, and the state net operating loss carryforwards will expire, if unused, in the years ending June 30, 2013 through December 31, 2032. Included in the net operating loss carryforwards were $39.1 million and $25.3 million of federal and state net operating loss carryforwards relating to employee stock options, the benefit of which will be credited to equity when realized. The Tax Reform Act of 1986 limits the use of net operating loss and tax credit carryforwards in certain situations when changes occur in the stock ownership of a company. In the event the Company has a change in ownership, utilization of carryforwards could be restricted. The deferred tax assets for the U.S. subsidiary at December 31, 2012 consisted mainly of net operating loss carryforwards, for which a full valuation allowance has been provided, as management believes it is more likely than not that these assets will not be realized in the future.

The following table sets forth the significant components of the net deferred tax assets for operation in the U.S.:

	December 31,
	2012	2011	2010
	(In thousands)
Deferred tax assets:
Net operating loss carryforwards	$30,884	$30,435	$30,327
Other tax credits, allowances for doubtful accounts, accruals and other liabilities	488	468	503
Total deferred tax assets	31,372	30,903	30,830
Less: valuation allowance	(31,372)	(30,903)	(30,830)
Deferred tax assets	$—	$—	$—

Hong Kong

As of December 31, 2012, the Company’s Hong Kong subsidiary had approximately $18.0 million of net operating loss carryforwards which can be carried forward indefinitely to offset future taxable income. As of December 31, 2012, the deferred tax assets for the Hong Kong subsidiary, consists mainly of net operating loss carryforwards, for which a full valuation allowance has been provided. Management believes it is more likely than not that these assets will not be realized in the future.

The following table sets forth the significant components of the net deferred tax assets for Hong Kong operation:

	December 31,
	2012	2011	2010
	(In thousands)
Deferred tax assets:
Net operating loss carryforwards	$2,978	$2,708	$2,584
Less: valuation allowance	(2,978)	(2,708)	(2,584)
Deferred tax assets	$—	$—	$—

Aggregate deferred tax assets and liabilities

The following table sets forth the significant components of the aggregate deferred tax assets and liabilities:

	December 31,
	2012	2011	2010
	(In thousands)
Deferred tax assets included in prepaid expenses and other current assets and other assets:
Net operating loss carryforwards	$37,049	$40,219	$32,911
Allowances for doubtful accounts, accruals and other liabilities	13,465	6,981	5,753
Depreciation	467	351	202
Other tax credits	—	—	346
Total deferred tax assets	50,981	47,551	39,212
Less: valuation allowance	(45,160)	(45,494)	(38,201)
Net deferred tax assets	$5,821	$2,057	$1,011

Deferred tax liabilities included in accrued liabilities:
Depreciation	(389)	(65)	(223)
Others	(199)	(275)	—
Total deferred tax liabilities	$(588)	$(340)	$(223)

Net Income (Loss) Per Share	12 Months Ended
Dec. 31, 2012
Net Income (Loss) Per Share
Net Income (Loss) Per Share

9. Net Income (Loss) Per Share

Basic net income (loss) per share is computed using the weighted average number of the ordinary shares outstanding during the period. Restricted share units are not considered outstanding in the computation of basic earnings per share. Diluted net income (loss) per share is computed using the weighted average number of ordinary shares and potential ordinary shares outstanding during the period under treasury stock method. The computation of diluted net income per share does not assume conversion, exercise, or contingent issuance of securities that would have an anti-dilutive effect (i.e. an increase in earnings per share amounts or a decrease in loss per share amounts) on net income per share. Additionally, the Company takes into account the effect on consolidated net income per share of dilutive shares of entities in which the Company holds equity interests that are accounted for using the equity method. For the years ended December 31, 2012, 2011 and 2010, options to purchase ordinary shares, restricted share units and convertible bond that were anti-dilutive and excluded from the calculation of diluted net income (loss) per share were approximately 577,000, 1,703,000 and 4,814,000, respectively.

The following table sets forth the computation of basic and diluted net income (loss) per share for the periods indicated:

	Year Ended December 31,
	2012	2011	2010
	(In thousands, except per share amounts)
Basic net income per share calculation:
Numerator:
Net income (loss) attributable to SINA	$31,738	$(302,092)	$(19,094)
Denominator:
Weighted average ordinary shares outstanding	66,401	65,121	61,216
Basic net income (loss) per share attributable to SINA	$0.48	$(4.64)	$(0.31)
Diluted net income (loss) per share calculation:
Numerator:
Net income (loss) attributable to SINA	$31,738	$(302,092)	$(19,094)
Less: Effect on consolidated net income per share of dilutive shares of the Company’s equity investments	(555)	—	—
Net income (loss) attributable for calculating diluted net income (loss) per share	31,183	(302,092)	(19,094)
Denominator:
Weighted average ordinary shares outstanding	66,401	65,121	61,216
Weighted average ordinary shares equivalents:
Stock options	294	—	—
Unvested restricted shares	104	—	—
Convertible debt	50	—	—
Shares used in computing diluted net income (loss) per share attributable to SINA	66,849	65,121	61,216
Diluted net income (loss) per share attributable to SINA	$0.47	$(4.64)	$(0.31)

Employee Benefit Plans	12 Months Ended
Dec. 31, 2012
Employee Benefit Plans
Employee Benefit Plans

10. Employee Benefit Plans

China Contribution Plan

The Company’s subsidiaries and VIEs in China participate in a government-mandated, multi-employer, defined contribution plan, pursuant to which certain retirement, medical, housing and other welfare benefits are provided to employees. Chinese labor laws require the Company’s subsidiary to pay to the local labor bureau a monthly contribution at a stated contribution rate based on the monthly basic compensation of qualified employees. The local labor bureau is responsible for meeting all retirement benefit obligations; the Company has no further commitments beyond its monthly contribution. For the years ended December 31, 2012, 2011 and 2010, the Company contributed a total of $31.2 million, $19.8 million and $12.2 million, respectively.

401(k) Savings Plan

The Company’s U.S. subsidiary has a savings plan that qualifies as a deferred salary arrangement under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”). Under the 401(k) Plan, participating employees may defer 100% of their eligible pretax earnings up to the Internal Revenue Service’s annual contribution limit. All employees on the U.S. payroll of the Company age 21 years or older are eligible to participate in the 401(k) Plan. The Company has not been required to contribute to the 401(k) Plan.

Profit Appropriation	12 Months Ended
Dec. 31, 2012
Profit Appropriation
Profit Appropriation

11. Profit Appropriation

The Company’s subsidiaries and VIEs in China are required to make appropriations to certain non-distributable reserve funds. In accordance with the laws applicable to China’s Foreign-Invested Enterprises (“FIEs”), its subsidiaries have to make appropriations from its after-tax profit (as determined under Generally Accepted Accounting Principles in the PRC (“PRC GAAP”) to non-distributable reserve funds including (i) general reserve fund, (ii) enterprise expansion fund and (iii) staff bonus and welfare fund. General reserve fund is at least 10% of the after-tax profits calculated in accordance with the PRC GAAP. Appropriation is not required if the reserve fund has reached 50% of the registered capital of the respective company. The appropriation of the other two reserve funds is at the Company’s discretion. At the same time, the Company’s VIEs, in accordance with the China Company Laws, must make appropriations from its after-tax profit (as determined under the PRC GAAP) to non-distributable reserve funds including (i) statutory surplus fund, (ii) statutory public welfare fund and (iii) discretionary surplus fund. Statutory surplus fund is at least 10% of the after-tax profits calculated in accordance with the PRC GAAP. Appropriation is not required if the reserve fund has reached 50% of the registered capital of the respective company. Appropriation to the statutory public welfare fund is 5% to 10% of the after-tax profits calculated in accordance with the PRC GAAP. Effective January 1, 2006 under the revised China Company Laws, appropriation to the statutory public welfare fund is no longer mandatory. Appropriation to discretionary surplus fund is made at the discretion of the Company.

General reserve fund and statutory surplus fund are restricted for set off against losses, expansion of production and operation or increase in register capital of the respective company. Statutory public welfare fund is restricted to the capital expenditures for the collective welfare of employees. These reserves are not transferable to the Company in the form of cash dividends, loans or advances. These reserves are therefore not available for distribution except in liquidation. As of December 31, 2012 and 2011, the Company was subject to a maximum appropriation of $24.5 million and $18.1 million, respectively, to these non-distributable reserve funds.

Shareholders' Equity	12 Months Ended
Dec. 31, 2012
Shareholders' Equity
Shareholders' Equity

12. Shareholders’ Equity

Stockholder Rights Plan

In 2005, the Company put in place a Rights Plan to protect the best interests of all shareholders. In general, the Plan vests stockholders of SINA with rights to purchase ordinary shares of the Company at a substantial discount from those securities’ fair market value upon a person or group acquiring, without the approval of the Board of Directors, more than 10% of the Company’s ordinary shares. Any person or group who triggers the purchase right distribution becomes ineligible to participate in the Plan, causing substantial dilution of such person or group’s holdings. The rights will expire on February 22, 2015.

In addition, the Company’s Board of Directors has the authority, without further action by its shareholders, to issue up to 3,750,000 preference shares in one or more series and to fix the powers and rights of these shares, including dividend rights, conversion rights, voting rights, terms of redemption and liquidation preferences, any or all of which may be greater than the rights associated with its ordinary shares. Preference shares could thus be issued quickly with terms calculated to delay or prevent a change in control or make removal of management more difficult. Similarly, the Board of Directors may approve the issuance of debentures convertible into voting shares, which may limit the ability of others to acquire control of the Company.

Amended and Restated 2007 Share Incentive Plan

On June 29, 2007, the Company adopted the 2007 Share Incentive Plan (the “2007 Plan”), which plan was amended and restated on August 2, 2010 (the “Amended and Restated 2007 Plan”). The Amended and Restated 2007 Plan permits the granting of share options, share appreciation rights, restricted share units and restricted shares. The Amended and Restated 2007 Plan will terminate on August 1, 2015, unless it is terminated earlier by our Board of Directors. Under the plan, a total of 10,000,000 ordinary shares of the Company are available for issuance. The maximum number of ordinary shares available for issuance will be reduced by one share for every one share issued pursuant to a share option or share appreciation right and by 1.75 share for every one share issued as restricted shares or pursuant to a restricted shares unit. The maximum number of ordinary shares that may be granted subject to awards under the Amended and Restated 2007 Plan during any given fiscal year will be limited to 3% of the total outstanding shares of the Company as of the end of the immediately preceding fiscal year, plus any shares remaining available under the share pool for the immediately preceding fiscal year. Share options and share appreciation rights must be granted with an exercise price of at least 100% of the fair market value on the date of grant. Upon adoption, the 2007 Plan replaced the existing 1999 Stock Plan and 1999 Directors’ Stock Option Plan and, as a result, no additional awards could be made under such plans. As of December 31, 2012, there were 913,000 options and 428,000 restricted share units outstanding under the Amended and Restated 2007 Plan.

1999 Stock Plan

In May 1999, the Company adopted the 1999 Stock Plan (the “1999 Plan”). The 1999 Plan provides for the granting of stock options to employees, consultants and directors of the Company. Options granted under the Plan may be either incentive stock options or nonqualified stock options. Incentive stock options (“ISO”) may be granted only to Company employees (including officers and directors who are also employees). Nonqualified stock options (“NSO”) may be granted to Company employees and consultants. Options under the Company’s 1999 Plan may be granted for a term of up to ten years and at prices determined by the Board of Directors of the Company, provided, however, that the exercise price of an ISO shall not be less than 100% of the fair value of the shares on the date of grant or, if granted to a 10% shareholder, shall not be less than 110% of the fair value of the shares on the date of grant. The exercise price of an NSO granted to an executive officer of the Company shall not be less than 100% of the fair value of the shares on the date of grant if such option is intended to qualify as performance-based compensation under Section 162(m) of the US Internal Revenue Code of 1986, as amended. Options granted under the 1999 Plan generally vest over a 4-year term. Certain grants are exercisable immediately under such terms and conditions as determined by the Board of Directors. Ordinary shares issued upon such early exercises are subject to rights of repurchases by the Company until such shares become fully vested. As of December 31, 2012, there were a total of 129,000 options outstanding under the 1999 Plan.

1999 Directors’ Stock Option Plan

In October 1999, the Board approved the 1999 Directors’ Stock Option Plan (the “Directors’ Plan”) covering an aggregate of 750,000 ordinary shares. The Directors’ Plan became effective on the effective date of the initial public offering and provides a non-employee director after the completion of the offering (1) a non statutory stock option to purchase 37,500 ordinary shares on the date on which he or she first becomes a member of the Board of Directors, and (2) an additional non statutory stock option to purchase 15,000 shares on the date of each annual shareholders’ meeting immediately thereafter, if on such date he or she has served on the Board for at least six months. All options granted under the Directors’ Plan shall have an exercise price equal to 100% of the fair value of the shares on the date of grant and shall have a term of 10 years from the date of grant. All options granted under the Directors’ Plan vest in full immediately upon grant. On September 27, 2005, the shareholders of the Company approved an increase to the aggregate number of ordinary shares issuable under the Directors’ Plan from 750,000 ordinary shares to 1,125,000 ordinary shares. As of December 31, 2012, 167,000 options were outstanding under the Directors’ Plan.

Stock-based Compensation

The following table sets stock-based compensation included in each of the accounts:

	Year Ended December 31,
	2012	2011	2010
	(In thousands)
Costs of revenues	$3,154	$3,346	$2,989
Sales and marketing	3,729	3,155	2,369
Product development	3,776	3,082	1,812
General and administrative	8,699	7,024	6,232
	$19,358	$16,607	$13,402

The Company uses the Black-Scholes option pricing model to estimate the fair value of stock options.

 As of December 31, 2012, there was $33.0million of unrecognized compensation cost, adjusted for estimated forfeitures, related to non-vested stock-based awards granted to the Company’s employees and non-employee directors that will be recognized over a weighted-average period of 2.8 years. Total unrecognized compensation cost may be adjusted for future changes in estimated forfeitures.

Valuation of Stock Options

The assumptions used to value the Company’s option grants were as follows:

	Year Ended December 31,
	2012	2011	2010
Stock options:
Expected term (in years)	3.8-4.0	—	—
Expected volatility	62%-63%	—	—
Risk-free interest rate	0.4%	—	—
Expected dividend yield	0	—	—

       No option was granted in 2011 and 2010. Expected term represents the weighted average period of time that stock-based awards granted are expected to be outstanding giving consideration to historical exercise patterns. The simplified method was used for 2012 due to the lack of industry comparison. Expected volatilities are based on historical volatilities of the Company’s ordinary shares over the respective expected term of the stock-based awards. Risk-free interest rate is based on US Treasury zero-coupon issues with maturity terms similar to the expected term on the stock-based awards. The Company does not anticipate paying any cash dividends in the foreseeable future.

The following table sets forth the summary of number of shares available for issuance:

Shares Available
(In thousands)
December 31, 2010	6,742
Granted*	(604)
Cancelled/expired/forfeited	21
December 31, 2011	6,159
Granted*	(1,040)
Cancelled/expired/forfeited	133
December 31, 2012	5,252

*        In 2012 and 2011, 246,000and 345,000 restricted shares units, or 430,500 and 603,750 equivalent option shares, respectively, were granted.

Stock Options

The following table sets forth the summary of option activities under the Company’ stock option program:

	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value
	(In thousands)		(In years)	(In thousands)
December 31, 2010	1,021	$29.34	3.06	$40,321
Exercised	(239)	$25.78
Cancelled/expired/forfeited	(2)	$33.01
December 31, 2011	780	$30.42	2.08	$16,832
Granted	610	50.75
Exercised	(180)	$24.71
Cancelled/expired/forfeited	(1)	$32.84
December 31, 2012	1,209	$41.53	3.50	$11,183
Vested and expected to vest as of December 31, 2011	780	$30.42	2.08	$16,831
Exercisable as of December 31, 2011	744	$30.17	2.07	$16,235
Vested and expected to vest as of December 31, 2012	1,181	$41.33	3.45	$11,156
Exercisable as of December 31, 2012	689	$34.66	1.98	$10,826

The total intrinsic value of options exercised during 2012, 2011 and 2010 was $6.8 million, $17.6 million and $13.9 million, respectively. The intrinsic value is calculated as the difference between the market value on the date of exercise and the exercise price of the shares. Cash received from the exercises of stock option during 2012, 2011 and 2010 was $4.4 million, $6.2 million and $12.5 million. As reported by the NASDAQ Global Selected Market, the Company’s ending stock price as of December 31, 2012 and 2011 was $50.22 and $52.00, respectively.

As of December 31, 2012, there was $11.1 million of unrecognized compensation cost, adjusted for estimated forfeitures, related to non-vested stock options granted to the Company’s employees and directors. This cost is expected to be recognized over a weighted-average period of 2.6 years. Total unrecognized compensation cost may be adjusted for future changes in estimated forfeitures.

Information regarding the stock options outstanding at December 31, 2012 is summarized below:

Range of Exercise Prices	Options Outstanding	Weighted Average Exercise Price	Options Exercisable	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life
	(In thousands)		(In thousands)		(In years)
$12.98 - $24.23	129	$20.91	129	$20.91	1.38
$24.39 - $30.35	107	$27.33	107	$27.33	2.41
$33.29 - $33.29	183	$33.29	183	$33.29	1.17
$33.68 - $51.48	790	$48.73	270	$45.07	4.53
	1,209	$41.53	689	$34.66	3.50

In August 2010, the Company’s subsidiary Weibo Corporation (formerly known as T.CN Corporation) adopted a 2010 Share Incentive Plan (the “2010 T.CN Plan”), which permits the granting of stock options, share appreciation rights, restricted share units and restricted shares of T.CN to employees, directors and consultants. The Company granted options of Weibo Corporation equivalent to approximately 1.3% and 1.1% and 15.9% of the subsidiary’s ordinary shares on a fully diluted basis in 2012, 2011 and 2010, respectively. Fair value of options estimated at grant date for 2012, 2011 and 2010 was $3.6 million,$1.0 million and $4.2million, respectively. Stock compensation expenses related to the grants were amortized over four years on a straight-line basis with $1.8 million, $1.0 million and $267,000 expensed in 2012, 2011, and 2010, respectively.

Restricted Share Units

Summary of Service-Based Restricted Share Units

The following table sets forth the summary of service-based restricted share unit (“RSU”) activities:

	Shares Granted	Weighted-Average Grant Date Fair Value
	(In thousands)
December 31, 2010	538	$29.06
Awarded*	345	$80.83
Vested	(376)	$31.75
Cancelled	(11)	$61.09
December 31, 2011	496	$62.37
Awarded*	134	$48.57
Vested	(238)	$51.36
Cancelled	(31)	$64.34
December 31, 2012	361	$65.87

* 36,000 RSUs were granted to non-employee directors in 2012 and 2011.

     As of December 31, 2012, there was $21.9 million of unrecognized compensation cost, adjusted for estimated forfeitures, related to non-vested, service-based RSUs granted to the Company’s employees and non-employee directors. This cost is expected to be recognized over a weighted-average period of 3.0 years. The total fair value based on the respective vesting dates of the restricted share units vested was $12.5 million, $34.2 million and $15.9 million during the year ended December 31, 2012, 2011 and 2010 respectively.

Summary of Performance-Based RSUs

The following table sets forth a summary of performance-based RSU activities in 2012:

	Shares Granted	Weighted-Average Grant Date Fair Value
	(In thousands)
December 31, 2011	—
Awarded	112		$50.83
Issued	—	$
Cancelled	(44)		$50.98
December 31, 2012	68		$50.73

     As of December 31, 2012, there was no unrecognized compensation cost related to performance-based restricted share units granted to the Company’s employees. No performance-based RSUs were granted in 2011.

Segment Information	12 Months Ended
Dec. 31, 2012
Segment Information
Segment Information

13. Segment Information

The Company currently operates in three principal business segments globally — advertising, MVAS and other non-advertising. Information regarding the business segments provided to the Company’s chief operating decision makers (“CODM”) are at the revenue or gross margin level. The Company currently does not allocate operating costs nor assets to its segments, as its CODM does not use such information to allocate resources or evaluate the performance of the operating segments.  The Company currently does not allocate other long-lived assets to the geographic operations, except for property and equipment.

The following is a summary of revenues, costs of revenues and gross margins:

	Advertising	MVAS	Other	Total
	(In thousands, except percentages)
Year ended December 31, 2012:
Net revenues	$412,928	$69,008	$47,393	$529,329
Costs of revenues	195,324	41,935	10,673	247,932
Gross margin	53%	39%	77%	53%
Year ended December 31, 2011:
Net revenues	$368,805	$83,457	$30,567	$482,829
Costs of revenues	157,458	53,235	4,655	215,348
Gross margin	57%	36%	85%	55%
Year ended December 31, 2010:
Net revenues	$290,814	$86,183	$25,620	$402,617
Costs of revenues	116,295	49,612	2,503	168,410
Gross margin	60%	42%	90%	58%

The following is a summary of the Company’s geographic operations:

	PRC	International	Total
	(In thousands)
Year ended and as of December 31, 2012:
Net revenues	$525,678	$3,651	$529,329
Long-lived assets	76,195	445	76,640
Year ended and as of December 31, 2011:
Net revenues	$479,341	$3,488	$482,829
Long-lived assets	74,112	399	74,511
Year ended and as of December 31, 2010:
Net revenues	$398,743	$3,874	$402,617
Long-lived assets	32,690	599	33,289

Revenues are attributed to the countries in which the invoices are issued.

Financial Instruments	12 Months Ended
Dec. 31, 2012
Financial Instruments
Financial Instruments

14. Financial Instruments

Fair Value of Financial Instruments

     The Company measures available-for-sale securities at fair value on a recurring basis. The fair values of the Company’s available-for-sale securities as disclosed are determined based on the quoted market price.

     The Company measures certain financial assets, including equity method investments and cost method investments, at fair value on a nonrecurring basis only if an impairment charge were to be recognized. The Company’s non-financial assets, such as intangible assets, goodwill and fixed assets, would be measured at fair value only if they were determined to be impaired on an other-than-temporary basis.

     The following table sets forth the financial instruments, measured at fair value, by leval within the fair value hierarchy as of December 31, 2012 and 2011:

Recurring

	Fair Value Measurements at December 31, 2012 (In thousands)
	Total	Quoted Prices in Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Money market funds(1)	$10,005	$10,005	$—	$—
Bank time deposits(2)	559,393	—	559,393	—
Available-for-sale securities(3)	88,119	$88,119	—	—
Total	$657,517	$98,124	$559,393	$—

Recurring

	Fair Value Measurements at December 31, 2011 (In thousands)
	Total	Quoted Prices in Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Money market funds(1)	$208,931	$208,931	$—	$—
Bank time deposits(2)	285,622	—	285,622	—
Available-for-sale securities(3)	63,864	63,864	—	—
Total	$558,417	$272,795	$285,622	$—

(1)   Included in cash and cash equivalents on the Company’s consolidated balance sheets.

(2)   Included in cash and cash equivalents and short-term investments on the Company’s consolidated balance sheets.

(3)   Included in equity investments on the Company’s consolidated balance sheets.

In the second and third quarter of 2012, the Company recorded a charge of $4.2 million to write down the investment in MCOX for each of the two periods to its fair value, based on MCOX’s quoted closing stock price (Level 1 input) of $0.99 as of June 30, 2012 and $0.61 as of September 30, 2012 (see Note 3 for further information).

As of December 31, 2012, certain cost method investments and equity method investments were measured using significant unobservable inputs (Level 3) and written down from their respective carrying value to fair value of nil, with impairment charges incurred and recorded in earnings for the year then ended. The impairment charges related to these investments were $10.1 million (see Note 3 for further information).

In the third quarter of 2011, based on an assessment of other-than-temporary impairment, the Company recorded a $230.3 million charge to write down the investment in CRIC to its fair value, based on CRIC’s quoted closing stock price (Level 1 input) of $4.92 as of September 30, 2011 (see Note 3 for further information).

In the third quarter of 2011, based on revenue and gross margin declines of the MVAS business and near-term outlook, the Company performed an assessment of MVAS goodwill with the assistance of an independent valuation firm and recognized an impairment charge of $68.9 million. The fair value of the MVAS business was determined using Level 3 inputs. In accordance with the Company policy to perform an impairment assessment of its goodwill on an annual basis as of the balance sheet date or when facts and circumstances warrant a review, the Company performed an impairment assessment on its advertising goodwill as of December 31, 2012 and 2011 and concluded that no write down was warranted. The fair value of the advertising business was determined using Level 1 input).

Concentration of Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist primarily of cash and cash equivalents, short-term investments and accounts receivables. In addition, with the majority of its operations in China, the Company is subject to RMB currency risk and offshore remittance risk, both of which have been difficult to hedge and the Company has not done so. The Company limits its exposure to credit loss by depositing its cash and cash equivalents with financial institutions in the U.S., PRC, Hong Kong and Taiwan that management believes are of high credit quality.

              As of December 31, 2012, the Company had $694.0 million in cash and bank deposits, such as time deposits (with terms generally up to twelve months), with large domestic banks in China. Historically, deposits in Chinese banks were secure due to the state policy on protecting depositors’ interests. However, China promulgated a new Bankruptcy Law that came into effect on June 1, 2007, which contains a separate article expressly stating that the State Council may promulgate implementation measures for the bankruptcy of Chinese banks based on the Bankruptcy Law. Under the new Bankruptcy Law, a Chinese bank may go bankrupt. In addition, since China’s concession to WTO, foreign banks have been gradually permitted to operate in China and have become significant competitors to Chinese banks in many aspects, especially since the opening of RMB business to foreign banks in late 2006. Therefore, the risk of bankruptcy on Chinese banks in which the Company holds cash and bank deposits has increased. In the event that a Chinese bank that holds the Company’s deposits goes bankrupt, the Company is unlikely to claim its deposits back in full, since it is unlikely to be classified as a secured creditor to the bank under the PRC laws.

Accounts receivable consist primarily of advertising agencies, direct advertising customers and mobile operators. As of December 31, 2012 and 2011, substantially all accounts receivable were derived from the Company’s China operations.

Advertising revenues from agencies accounted for approximately 88%, 88% and 91% of the Company’s advertising revenues for fiscal year 2012, 2011 and 2010, respectively. For 2012, the Company’s 10 largest advertising agencies in China contributed to 44% of our advertising revenues, and no individual customer or agency accounted for more than 10% of the Company’s total net revenues in 2012, 2011 and 2010. No individual customer or agency accounted for more than 10% of the Company’s net accounts receivables as of December 31, 2012 and 2011.

With regards to the MVAS operations, revenues charged via provincial and local subsidiaries of China Mobile were11%, 14% and 17% of the Company’s net revenues in 2012, 2011, and 2010, respectively. Revenues from the SMS product line accounted for 5%, 7% and 10% of the Company’s net revenues for 2012, 2011, and 2010, respectively. China Mobile and its provincial and local subsidiaries in aggregate accounted for less than 10% of the Company’s net accounts receivables as of December 31, 2012 and 2011, respectively. Accounts receivable from third-party operators represent MVAS fees collected on behalf of the Company after deducting their billing and collection services and transmission charges. The Company maintains allowances for potential credit losses. Historically, the Company has not had any significant direct write off of bad debts.

The majority of the Company’s net operating income was derived from China. The operations in China are carried out by the subsidiaries and VIEs. The Company depends on dividend payments from its subsidiaries in China after these subsidiaries receive payments from VIEs in China under various services and other arrangements. In addition, under Chinese law, its subsidiaries are only allowed to pay dividends to the Company out of their accumulated profits, if any, as determined in accordance with Chinese accounting standards and regulations. Moreover, these Chinese subsidiaries are required to set aside at least 10% of their respective accumulated profits, if any, up to 50% of their registered capital to fund certain mandated reserve funds that are not payable or distributable as cash dividends. The appropriation to mandated reserve funds are assessed annually. As of December 31, 2012, the Company is subject to a maximum appropriation of $24.5 million to these non-distributable reserve funds.

In 2012, the majority of the Company’s revenues derived and expenses incurred were in RMB. As of December 31, 2012, the Company’s cash, cash equivalents and short-term investments balance denominated in RMB was $310.0 million, accounting for 43.4% of the Company’s total cash, cash equivalents and short-term investments balance. The Company’s accounts receivable balance denominated in RMB was $133.4 million, which accounted for 99% of its net accounts receivable balance. The Company’s current liabilities balance denominated in RMB was $181.0 million, which accounted for 80% of its total current liabilities balance as of December 31, 2012. Accordingly, the Company may experience economic losses and negative impacts on earnings and equity as a result of exchange rate fluctuations of RMB. Moreover, the Chinese government imposes controls on the convertibility of RMB into foreign currencies and, in certain cases, the remittance of currency out of the PRC. The Company may experience difficulties in completing the administrative procedures necessary to obtain and remit foreign currency.

The Company performed a test on the restricted net assets of consolidated subsidiaries and VIEs (the “restricted net assets”) in accordance with Securities and Exchange Commission Regulation S-X Rule 4-08 (e) (3), “General Notes to Financial Statements” and concluded that the restricted net assets did not exceed 25% of the consolidated net assets of the Company as of December 31, 2012.

Convertible Debt	12 Months Ended
Dec. 31, 2012
Convertible Debt
Convertible Debt

15. Convertible Debt

In 2003, the Company issued $100 million of zero-coupon, convertible, subordinated notes (the “Notes”) due 2023. The Notes were issued at par and bear no interest. The Notes will be convertible into SINA ordinary shares, upon satisfaction of certain conditions, at an initial conversion price of $25.79 per share, subject to adjustments for certain events. One of the conditions for conversion of the Notes to SINA ordinary shares is conversion upon satisfaction of market price condition, when the sale price (defined as closing per share sales price) of SINA ordinary shares reaches a specified threshold for a defined period of time. The specified thresholds are (i) during the period from issuance to July 15, 2022, if the sale price of SINA ordinary shares, for each of any five consecutive trading days in the immediately preceding fiscal quarter, exceeds 115% of the conversion price per ordinary share, and (ii) during the period from July 15, 2022 to July 15, 2023, if the sale price of SINA ordinary shares on the previous trading day is more than 115% of the conversion price per ordinary share. For the quarter ended March 31, 2012, the sale price of SINA ordinary shares exceeded the threshold set forth in item (i) above; therefore, the Notes are convertible into SINA ordinary shares during the quarter ending June 30, 2012.

Upon a purchaser’s election to convert the Notes, the Company has the right to deliver cash in lieu of ordinary shares, or a combination of cash and ordinary shares. The Company may redeem for cash all or part of the Notes on or after July 15, 2012, at a price equal to 100% of the principal amount of the Notes being redeemed. The purchasers may require the Company to repurchase all or part of the Notes for cash on July 15 annually from 2007 through 2013, and on July 15, 2018, or upon a change of control, at a price equal to 100% of the principal amount of the Notes.

In accordance with guidance, obligations such as the Notes are considered current liabilities when they are or will be callable within one year from the balance sheet date, even though liquidation may not be expected within that period. These notes were accounted for in accordance with the revised guidance on accounting for convertible debt instrument issued by the FASB which the Company adopted on January 1, 2009.

For the year ended December 31, 2011, the Company issued 3.8 million new ordinary shares to settle conversion requests equivalent to $96.8 million, reducing the convertible debt amount to $2.2 million as of December 31, 2011. For the year ended December 31, 2012, the Company issued 0.1 million new ordinary shares to settle conversion requests equivalent to $2.0 million, and redeemed the remaining $200,000 convertible debt with cash.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies
Commitments and Contingencies

16. Commitments and Contingencies

Operating lease commitments include the commitments under the lease agreements for the Company’s office premises. The Company leases its office facilities under non-cancelable operating leases with various expiration dates through 2017. For the years ended December 31, 2012, 2011, and 2010, rental expense was $17.4 million, $11.7 million and $8.4 million, respectively. Based on the current rental lease agreements, future minimum rental payments required as of December 31, 2012 were as follows:

	Total	Less than One Year	One to Three Years	Three to Five Years	More than Five Years
	(In thousands)
Operating leases commitment	$18,405	$12,788	$5,275	$342	—

Purchase commitments mainly include minimum commitments for Internet connection, content and services related to website operation, MVAS costs, marketing activities and land use right. The Company signed an agreement in July 2012 with Beijing Zhongguancun Software Park Development Company Limited to purchase a piece of land for the construction of office building, with an amount of approximately $35.3 million. The first two installments of approximately $21.2 million have been paid during the year, and the remaining approximately $14.1 million has been paid subsequently in January 2013. Purchase commitments as of December 31, 2012, including the unpaid land use right cost of $14.1 million, were as follows:

	Total	Less than One Year	One to Three Years	Three to Five Years	More than Five Years
	(In thousands)
Purchase commitments	$110,073	$85,754	$23,282	$522	$515

There are uncertainties regarding the legal basis of the Company’s ability to operate an Internet business and telecommunication value-added services in China. Although China has implemented a wide range of market-oriented economic reforms, the telecommunication, information and media industries remain highly regulated. Not only are such restrictions currently in place, but in addition regulations are unclear as to in which specific segments of these industries companies with foreign investors, including us, may operate. Therefore, the Company might be required to limit the scope of its operations in China, and this could have a material adverse effect on its financial position, results of operations and cash flows.

As of the date the Company filed this Form 20-F, there are no claims, lawsuits, investigations and proceedings, including unasserted claims that are probable to be assessed, that have in the recent past had, or to the Company’s knowledge, are likely to have, a material change on the Company’s financial position results of operations or cash flow.

Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events
Subsequent Events

17. Subsequent Events

On December 10, 2012, E-house announced that it had received board approval to issue and sell approximately $62.6 million in ordinary shares to certain management personnel. On March 25, 2013, E-house announced the completion of issuing new shares to its management, who became the largest shareholder as a group with a combined stake of approximately 31%. Consequently, the Company’s interest in E-House is reduced to approximately 22% as of March 25, 2013. The Company is in process of finishing the accounting treatment of the transaction.

Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Significant Accounting Policies
Basis of presentation and use of estimates

Basis of presentation and use of estimates

The preparation of the Company’s consolidated financial statements is in conformity with Generally Accepted Accounting Principles in the United States (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from such estimates. The Company believes the accounting for advertising and MVAS revenues, accounting for income taxes, goodwill and other long-lived assets, allowances for doubtful accounts, equity investments, stock-based compensation, consolidation, determination of the estimated useful lives of assets, and foreign currency represent critical accounting policies that reflect the more significant judgments and estimates used in the preparation of its consolidated financial statements.

Consolidation

Consolidation

The consolidated financial statements include the accounts of the Company, its wholly-owned and majority-owned subsidiaries and its variable interest entities (“VIEs”), in which the Company is the primary beneficiary. All significant intercompany balances and transactions have been eliminated.

To comply with PRC laws and regulations, the Company provides substantially all of its Internet content and MVAS services in China via its VIEs, which hold critical operating licenses that enable SINA to do business in China. Substantially all of the Company’s revenues, costs and net income in China are directly or indirectly generated through these VIEs. The Company has signed various agreements with its VIEs to allow the transfer of economic benefits from the VIEs to the Company.

The Company’s VIEs are wholly or partially owned by certain employees of the Company. The capital for the VIEs are funded by the Company and recorded as interest-free loans to these PRC employees. These loans were eliminated with the capital of the VIEs during consolidation. Under various contractual agreements, employee shareholders of the VIEs are required to transfer their ownership in these entities to the Company’s subsidiaries in China when permitted by PRC laws and regulations or to designees of the Company at any time for the amount of loans outstanding. All voting rights of the VIEs are assigned to the Company and the Company has the right to appoint all directors and senior management personnel of the VIEs. The Company has also entered into exclusive technical service agreements with the VIEs under which the Company provides technical and other services to the VIEs in exchange for substantially all net income of the VIEs. In addition, employee shareholders of the VIEs have pledged their shares in the VIEs as collateral for the non-payment of loans or for the technical and other services fees due to the Company. As of December 31, 2012, the total amount of interest-free loans to these PRC employees was $34.2 million and the aggregate accumulated losses of all VIEs were approximately $14.4 million, which have been included in the consolidated financial statements.

As of December 31, 2012, the total assets for the consolidated VIEs were $133.1 million, which mainly comprising $92.3 million cash and cash equivalents and short-term investments, and the remaining balance mainly include accounts receivables and property and equipment. As of December 31, 2012, total liabilities for the consolidated VIEs were $98.5 million, which included $77.3 million in accrued liabilities, $10.1 million in income tax payable and $11.1 million in deferred revenues. These balances were reflected in SINA’s consolidated financial statements with intercompany transactions eliminated. The following table sets forth the assets, liabilities, results of operations and changes in cash and cash equivalents of the VIEs and their subsidiaries taken as whole, which were included in the Company’s consolidated balance sheets and statements of comprehensive income (loss):

	December 31,
	2012	2011
	(In thousands)
Total assets	$133,077	$139,751
Total liabilities	$98,511	$68,882

	Year Ended December 31,
	2012	2011	2010
	(In thousands)
Net revenues	$314,504	$244,274	$231,833
Net loss	$(6,322)	$(1,556)	$(199)

	Year Ended December 31,
	2012	2011	2010
Net increase in cash and cash equivalents	2,285	13,960	19,099

Under the contractual arrangements with the VIEs, the Company has the power to direct activities of the VIEs and can have assets transferred freely out of the VIEs without any restrictions. Therefore, the Company considers that there is no asset of VIEs that can only be used to settle obligations of the respective VIEs, except for registered capital and PRC statutory reserves of VIEs amounting to a total of $48.9 million as of December 31, 2012. Since our VIEs are incorporated as limited liability companies under the PRC Company Law, creditors of our VIEs do not have recourse to the general credit of the Company. There is currently no contractual arrangement that would require the Company to provide additional financial support to the VIEs. As the Company is conducting certain businesses mainly through its VIEs, the Company may provide such support on a discretionary basis in the future, which could expose the Company to a loss.

The following is a summary of the Company’s major VIEs:

·      Beijing SINA Internet Information Service Co., Ltd. (the “ICP Company”), a Chinese company controlled through business agreements. The ICP Company is responsible for operating www.sina.com and www.sina.cn in connection with its Internet content company license, selling the advertisements to advertisers and providing MVAS with its Value-Added Telecommunication Services Operating License in China via third-party operators to the users. It is 0.2% owned by Yan Wang, one of our directors, 22.8% owned by the Company’s executive officer Tong Chen, 27.1% owned by the Company’s executive officer Hong Du, and 49.9% owned by two other non-executive PRC employees of the Company. The registered capital of the ICP Company is $19.0 million.

·      Guangzhou Media Message Technologies, Inc. (“Xunlong”), a Chinese company controlled through business agreements. Xunlong is responsible for providing MVAS in China via third-party operators to the users under its Value-Added Telecommunication Services Operating License. It is owned by two non-executive PRC employees of the Company. The registered capital of the Xunlong is $1.2 million.

·      Beijing Star-Village Online Cultural Development Co., Ltd. (“StarVI”), previously translated as Beijing Star-Village.com Cultural Development Co., Ltd, a Chinese company controlled through business agreements. StarVI is responsible for providing MVAS in China via third-party operators to the users under its Value-Added Telecommunication Services Operating License. It is owned by three non-executive PRC employees of the Company. The registered capital of the StarVI is $1.2 million.

·      Shenzhen Wang Xing Technology Co., Ltd. (“Wangxing”), a Chinese company controlled through business agreements. Wangxing is responsible for providing MVAS in China via third-party operators to the users under its Value-Added Telecommunication Services Operating License. It is owned by two non-executive PRC employees of the Company. The registered capital of Wangxing is $1.2 million.

·      Jinzhuo Hengbang Technology (Beijing) Co., Ltd. (formerly,Beijing SINA Infinity Advertising Co., Ltd. the “IAD Company”), a Chinese company controlled through business agreements. The IAD Company is an advertising agency. It is owned by two non-executive PRC employees of the Company. This entity has an approved business scope including design, production, agency and issuance of advertisements. The registered capital of the IAD Company is $7.3 million.

·      Beijing Weimeng Technology Co., Ltd (“Weimeng”), a Chinese company controlled through business agreement, is responsible for operating www.weibo.com and www.weibo.cn in connection with its Internet content company license and Value-Added Telecommunication Services Operating License. It is owned by three non-executive PRC employees of the Company. The registered capital of Weimeng is $1.5 million.

The Company began to consolidate the ICP Company in October 2001. Xunlong and StarVI were acquired from Memestar Limited in January 2003 and the operating results for these two companies were consolidated by the Company since January 2003. Wangxing was acquired from Crillion Corporation in March 2004 and the operating results for Wangxing were consolidated by the Company since March 2004. The operating results of the IAD Company and Weimeng were consolidated since its establishment in 2004 and 2010, respectively.

The following is a summary of the VIE agreements:

Loan Agreements.  One of our wholly owned subsidiaries, Sina.com Technology (China) Co., Ltd, or STC, or Weibo Internet Technology (China) Co., Ltd. (“WITC”) in case of Weimeng, has granted interest-free loans to the shareholders of the VIEs with the sole purpose of providing funds necessary for the capital injection of the VIEs. The term of the loans is 10 years and STC (5 years for the loans relating to the ICP Company), or WITC in the case of Weimeng, has the right to, at its own discretion, shorten or extend the term of the loans if necessary. These loans are eliminated with the capital of the VIEs during consolidation.

Share Transfer Agreements. Each shareholder of the VIEs has granted STC, or WITC in the case of Weimeng, an option to purchase his/her shares in the respective VIEs at a purchase price equal to the amount of capital injection. STC, or WITC in the case of Weimeng, may exercise such option at any time until it has acquired all shares of such VIE, subject to applicable PRC laws. The options will be effective until the earlier of (i) the shareholders of the VIEs and STC, or WITC in the case of Weimeng, have fully performed their obligations under this agreement, and (ii) the respective shareholders of the VIEs and STC, or WITC in the case of Weimeng, agree to terminate the share transfer agreement in writing.

Loan Repayment Agreements. Each shareholder of the VIEs and STC, or WITC in the case of Weimeng, have agreed that the interest-free loans under the loan agreements shall only be repaid through share transfer. Once the share transfers are completed, the purchase price for the share transfer will be set off against the loan repayment.

Agreements on Authorization to Exercise Shareholder’s Voting Power.  Each shareholder of the VIEs has authorized STC, or WITC in the case of Weimeng, to exercise all his/her voting power as a shareholder of the respective VIE. The authorizations are irrevocable and will not expire until the respective VIE dissolves.

Share Pledge Agreements.  Each shareholder of the VIEs has pledged all his/her shares in the VIEs and all other rights relevant to the share rights to STC, or WITC in the case of Weimeng, as a collateral security for his/her obligations to pay off all debts to STC, or WITC in the case of Weimeng, under the loan agreement and for the payment obligations of the VIEs under the trademark license agreement and the technical services agreement. In the event of default of any payment obligations, STC, or WITC in the case of Weimeng, will be entitled to certain rights, including transferring the pledged shares to itself and disposing of the pledged shares through sale or auction. During the term of each agreement, STC, or WITC in the case of Weimeng, is entitled to receive all dividends and distributions paid on the pledged shares. The pledges will be effective until the earlier of (i) the VIEs and the shareholders of the VIEs have fully performed their obligations under the above-referred agreements, and (ii) STC or WITC in the case of Weimeng unilaterally consents to terminate the respective share pledge agreement.

Exclusive Technical Services Agreements.  Each of the VIEs below has entered into an exclusive technical services agreement with STC, or WITC in the case of Weimeng, pursuant to which STC, or WITC in the case of Weimeng, is engaged to provide certain technical services to the VIEs, depending on the licenses obtained and held by the VIE:

Xunlong, one of our VIEs, has engaged STC to provide technical services for its Internet information service and MVAS businesses and STC has the sole right to appoint any company or companies at its discretion to perform such technical services. Beijing New Media Information Technology Co., Ltd., our wholly owned subsidiary, was appointed by STC to perform technical services for Xunlong.

Wangxing, one of our VIEs, has also entered into a technical services agreement with STC with terms and rights substantially identical to the technical services agreement entered into between Xunlong and STC for the Internet information service and MVAS businesses described above.

ICP Company, one of our VIEs, has engaged STC to provide technical services for its (i) online advertising and other related businesses, and (ii) value added telecommunication and other related businesses. ICP Company is obligated to pay service fees to STC.

IAD Company, one of our VIEs, has also entered into a technical services agreement with STC with terms substantially identical to the technical services agreement entered into between ICP Company and STC for the online advertising and other related businesses described above. Pursuant to changes in applicable PRC laws in 2008, as foreign-invested entities became permitted to engage directly in advertising businesses, SINA established two wholly owned subsidiaries to engage directly in online advertising and related businesses.

StarVI, one of our VIEs, has also entered into a technical services agreement with STC, with terms substantially identical to the technical services agreement entered into between Xunlong and STC for the value added telecommunication and other related businesses described above.

Weimeng, one of our VIEs, has engaged WITC to provide technical services for its online advertising, MVAS and other related businesses.

These exclusive technical services agreements will not expire until the respective VIEs dissolve, with the services fee being adjusted annually through written agreements.

Exclusive Sales Agency Agreements.  Each of the VIEs has granted STC, or WITC in case of Weimeng, the exclusive right to distribute, sell and provide agency services for all the products and services provided by the VIEs. These exclusive sale agency agreements will not expire until the respective VIEs dissolve.  We have entered into the Exclusive Sales Agency Agreements to allow us to generate revenues from the VIEs in the form of sales agency fees if we decide to enter into sales agency arrangements with the VIEs in the future (when permitted under PRC laws).  We have not yet utilized the Exclusive Sales Agency Agreements nor do we expect to do so in the foreseeable future.

Trademark License Agreements.  STC or WITC in case of Weimeng, has granted each of the VIEs trademark licenses to use the trademarks held by STC, or WITC in case of Weimeng, in specific areas, and each of the licensed VIEs is obligated to pay license fees to STC, or WITC in case of Weimeng. The term of these agreements is one year and is automatically renewed provided there is no objection from STC, or WITC in case of Weimeng.  We have entered into the Trademark License Agreements to provide other potential revenue-generating channels from the VIEs. We have not yet generated revenue from the Trademark License Agreements nor do we expect to do so in the foreseeable future.

The Company believes that the contractual arrangements among its VIEs, subsidiaries and certain employees of the Company are in compliance with current PRC laws and legally enforceable. However, uncertainties in the interpretation and enforcement of the PRC laws, regulations and policies could limit the Company’s ability to enforce these contractual arrangements. The Company’s ability to control its VIEs also depends on the authorization by the shareholders of the VIEs to exercise voting rights on all matters requiring shareholder approval in the VIEs. The Company believes that the power of attorney provided by the shareholders of the VIEs is legally enforceable. In addition, if the legal structure and contractual arrangements with its VIEs were found to be in violation of any future PRC laws and regulations, the Company may be subject to fines or other actions. The Company does not believe that any penalties imposed or actions taken by the PRC government would result in the liquidation of the Company, its subsidiaries or VIEs. The Company believes the possibility that it will no longer be able to control and consolidate its VIEs or that a loss will occur as a result of the aforementioned risks and uncertainties is remote. See Note 2 for further discussion of financial information of the Company’s VIEs.

Non-controlling interest

Non-controlling interest

Non-controlling interest are classified as a separate line item in the equity section and disclosures in the Company’s consolidated financial statements has distinguished the interest of SINA from the interest of non-controlling interest holders.

Fair value of financial instruments

Fair value of financial instruments

All financial assets and liabilities are recognized or disclosed at fair value in the consolidated financial statements on a recurring basis (at least annually).

Accounting guidance defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

Accounting guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Accounting guidance establishes three levels of inputs that may be used to measure fair value:

·                                          Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

·                                          Level 2 applies to assets or liabilities for which there are inputs other than quoted prices included within Level 1 that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical asset or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model- derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

·                                          Level 3 applies to asset or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The carrying amount of cash and cash equivalents, short-term investments, accounts receivable, prepaid expenses and other current assets, accounts payable, accrued liabilities and deferred revenues approximates fair value.

Cash equivalents

Cash equivalents

The Company considers all highly liquid investments with original maturities of three months or less as cash equivalents. At December 31, 2012 and 2011, cash equivalents were comprised of investments in time deposits and money market funds stated at cost plus accrued interest.

Allowances for doubtful accounts

Allowances for doubtful accounts

The Company maintains an allowance for doubtful accounts which reflects its best estimate of amounts that potentially will not be collected. The Company determines the allowance for doubtful accounts based on a historical, rolling average, bad debt rate in the prior year and other factors, such as credit-worthiness of customers and age of receivable balances. The Company also provides specific provisions for bad debts when facts and circumstances indicate that the receivable is unlikely to be collected. If the financial condition of the Company’s customers were to deteriorate, resulting in an impairment of their ability to make payments, or if the operators incur more bad debt than their original estimates, more bad debt allowance may be required.

Long-lived assets

Long-lived assets

Property and equipment. Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, generally from three to four years for computers and equipment and five years for furniture and fixtures. Leasehold improvements are amortized over the shorter of the estimated useful lives of the assets or the remaining lease term. Depreciation expenses were $29.5 million, $21.0 million and $13.6 million for 2012, 2011 and 2010, respectively.

Goodwill. Goodwill represents the excess of the purchase price over the fair value of the identifiable assets and liabilities acquired as a result of the Company’s acquisitions of interests in its subsidiaries and consolidated VIEs. The Company tests goodwill for impairment at the reporting unit level on an annual basis as of December 31, and between annual tests when an event occurs or circumstances change that could indicate that the asset might be impaired. In September 2011, the  Financial Accounting Standards Board (“FASB”) issued revised guidance on “Testing of Goodwill for Impairment,” which provides the option to apply the qualitative assessment first and then the quantitative assessment, if necessary, or to apply the quantitative assessment directly. The qualitative approach starts the goodwill impairment test by assessing qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If so, the quantitative impairment test is performed; otherwise, no further testing is required. The quantitative impairment test consists of a comparison of the fair value of goodwill with its carrying value. For reporting units directly applying a quantitative assessment, the goodwill impairment test is quantitatively performed by comparing the fair values of those reporting units to their carrying amounts. Commencing in January 2012, the Company adopted the option to apply the qualitative approach to assess its goodwill on the advertising business. Application of a goodwill impairment test requires significant management judgment, including the identification of reporting units, assigning assets and liabilities to reporting units, assigning goodwill to reporting units, and determining the fair value of each reporting unit. The judgment in estimating the fair value of reporting units includes estimating future cash flows, determining appropriate discount rates and making other assumptions. Changes in these estimates and assumptions could materially affect the determination of fair value for each reporting unit.

Intangible assets other than goodwill. Intangible assets arising from acquisitions are recognized at fair value upon acquisition and amortized on a straight-line basis over their estimated useful lives, generally from two to ten years.

Long-lived assets and certain identifiable intangible assets other than goodwill to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Measurement of any impairment loss for long-lived assets and certain identifiable intangible assets that management expects to hold or use is based on the amount by which the carrying value exceeds the fair value of the asset.

Equity investments

Equity investments

Equity investments are comprised of investments in publicly traded companies, privately-held companies and limited partnerships. For equity investments over which the Company does not have significant influence, the cost method accounting is used. For equity investments in shares that are not ordinary shares or in-substance ordinary shares and that do not have readily determinable fair value, the cost method accounting is used. Investments in limited partnerships over whose operating and financing policies the Company has virtually no influence are accounted for using the cost method. The Company accounts for ordinary-share-equivalent equity investments and limited-partnership investments in entities over which it has significant influence but does not own a majority equity interest or otherwise control using the equity method. The Company accounts for its investment in E-House (China) Holdings Limited (“E-House”)/China Real Estate Information Corporation (“CRIC”) using the equity method of accounting. Following the acquisition date, the Company has recorded its share of the results of CRIC one quarter in arrears within earnings from equity investments. CRIC completed a privatization transaction, merged into and became a 100% subsidiary of E-House on April 20, 2012. Ordinary shares of CRIC held by SINA were converted to ordinary shares of E-House upon the completion of the transaction. Following the share conversion, the Company has recorded its share of results of E-House one quarter in arrears within earnings from equity investments. See Note 3 for further discussion related to equity investment in CRIC/E-house.

The Company assesses its equity investments accounted for under the cost method and equity method for other-than-temporary impairment by considering factors including, but not limited to, stock prices of public companies in which the Company has an equity investment, current economic and market conditions, operating performance of the companies, including current earnings trends and undiscounted cash flows, and other company-specific information, such as recent financing rounds. The fair value determination, particularly for investments in privately-held companies whose revenue model is still unclear, requires significant judgment to determine appropriate estimates and assumptions. Changes in these estimates and assumptions could affect the calculation of the fair value of the investments and the determination of whether any identified impairment is other-than-temporary. If any impairment is considered other-than-temporary, the Company will write down the asset to its fair value and take the corresponding charge to the Consolidated Statements of Comprehensive Income (loss).

The Company invests in marketable equity securities to meet business objectives and intends to hold the securities for more than a year from the balance sheet date. These marketable securities are reported at fair value, classified and accounted for as available-for-sale securities under Equity Investments. The treatment of a decline in the fair value of an individual security is based on whether the decline is other-than-temporary. The Company assesses its available-for-sale securities for other-than-temporary impairment by considering factors including, but not limited, its ability and intent to hold the individual security, severity of the impairment, expected duration of the impairment and forecasted recovery of fair value. Investments classified as available-for-sale securities are reported at fair value with unrealized gains or losses, if any, recorded in accumulated other comprehensive income in shareholders’ equity. If the Company determines a decline in fair value is other-than-temporary, the cost basis of the individual security is written down to fair value as a new cost basis and the amount of the write-down is accounted for as a realized loss charged to income. The fair value of the investment would then become the new cost basis of the investment and are not be adjusted for subsequent recoveries in fair value.

Convertible debt

Convertible debt

The Company estimates the fair value of its convertible notes as of the date of issuance and as if the instrument was issued without the conversion feature. The difference between the fair value and the principal amount of the instrument was recorded as debt discount and as a component of equity. The debt discount was subsequently amortized as interest cost over its expected life of four years from its issuance date to its earliest conversion date. Convertible notes are classified as a current liability if they are or will be callable within one year from the balance sheet date, even though liquidation may not be expected within that period.

Revenue recognition

Revenue recognition

Advertising

Advertising revenues are derived principally from online advertising and, to a lesser extent, sponsorship arrangements. Online advertising arrangements allow advertisers to place advertisements on particular areas of the Company’s websites, in particular formats and over particular periods of time. Advertising revenues from online advertising arrangements are recognized ratably over the contract period of display when the collectability is reasonably assured. Sponsorship arrangements allow advertisers to sponsor a particular area on its websites in exchange for a fixed payment over the contract period. Advertising revenues from sponsorship are recognized ratably over the contract period. Advertising revenues derived from the design, coordination and integration of online advertising and sponsorship arrangements to be placed on the Company’s websites are recognized ratably over the term of such programs.

Revenues for advertising services are recognized net of agency rebates. Advertising arrangements involving multiple deliverables are broken down into single-element arrangements based on their relative fair value for revenue recognition purposes. Starting January 1, 2011, the Company adopted the new revenue recognition policy on multiple-deliverable revenue arrangements, which required the arrangement consideration be allocated to all deliverables at the inception of the arrangement on the following basis (a) vendor-specific objective evidence of selling price, if it exists, otherwise, (b) third-party evidence of selling price. If neither (a) nor (b) exists, (c) the management’s best estimate of the selling price for that deliverable is used. The Company recognizes revenue on the elements delivered and defers the recognition of revenue for the undelivered elements until the remaining obligations have been satisfied. Adoption of the revised guidance has had no material impact on the Company’s consolidated financial statements.

Revenues from barter transactions are recognized during the period in which the advertisements are displayed on the Company’s properties. Barter transactions are recorded at the lower of the fair value of the goods and services received or the fair value of the advertisement given, provided the fair value of the transaction is reliably measurable. Revenues from barter transactions were immaterial for all periods presented.

Non-advertising

MVAS.

MVAS revenues are derived principally from providing mobile phone users with SMS, MMS, CRBT, WAP, IVR and KJAVA games. These services include news and other content subscriptions, picture and logo download, ring tones, ring back tones, mobile games and access to music files. Revenues from MVAS are charged on a monthly or per-usage basis. Such revenues are recognized in the period in which the service is performed, provided that no significant obligations remain, collection of the receivables is reasonably assured and the amounts can be accurately estimated.

The Company contracts with China Mobile and its subsidiaries, China Unicom and its subsidiaries, and China Telecom Corporation and its subsidiaries for billing, collection and transmission services related to the MVAS offered to its users. The Company also contracts with other service providers to provide content and to distribute MVAS or other services for us. Revenues are recorded on a gross basis when most of the gross indicators are met, such as the Company is considered the primary obligor in the arrangement, designs and develops (in some cases with the assistance of third-parties) the MVAS, has reasonable latitude to establish price, has discretion in selecting the operators to offer its MVAS, provides customer services related to the MVAS and takes on the credit risks associated with the transmission fees. Conversely, revenues are recorded on a net basis when most of the gross indicators are not met.

The Company purchases certain contents from third-party content providers for its MVAS. In most of these arrangements, the fees payable to the third-party content providers are calculated based on certain percentages of the revenue earned by their contents after deducting the fees paid to the third-party operators. The Company’s MVAS revenues are inclusive of such fees when the Company acts as the principal in these arrangements by having the ability to determine the fees charged to end users and being the primary obligor to the end users with respect to providing such services.

Due to the time lag between when the services are rendered and when the operator billing statements are received, MVAS revenues are estimated based on the Company’s internal billing records and transmissions for the month, adjusting for prior periods’ confirmation rates with operators and prior periods’ discrepancies between internally estimated revenues and actual revenues confirmed by operators. The confirmation rate applied to the estimation of revenues is determined at the lower of the latest confirmation rate available and the average of six-month historical rates if such historical average is available. If the Company has not yet received confirmation rates for six months, revenues would be deferred until billing statements are received from the operators. Historically, there have been no significant adjustments to the revenue estimates.

Historically, due to the time lag of receiving billing statements from operators and the lack of adequate information to make estimates, the Company has adopted a one-month lag reporting policy for MVAS revenues. Such policy has been applied on a consistent basis and does not apply to MVAS revenues from acquired entities Memestar Limited and Crillion Corporation as the acquired entities were able to obtain timely and accurate information to support their revenue estimates through the acquisition dates which has continued since our acquisition. For the years ended December 31, 2012, 2011 and 2010, the Company recorded MVAS revenues in the amount of $69.0 million, $83.5 million and $86.2 million, respectively. The impact of reporting in one-month lag for MVAS revenues was immaterial.

Fee-based services. Fee-based services allow the Company’s users to subscribe to services on its websites including, membership fees and revenue share from game application developers, e-reading and paid personal/corporate email services. Revenues from these services are recognized over the periods in which the services are performed, provided that no significant obligations remain, collection of the receivables is reasonably assured and the amounts can be accurately estimated.

The online game related revenues are generated from selling virtual currency, which will later be converted by the game players into in-game credits (game tokens) that can be used to purchase virtual items in web games. The Company collects payments from the game players in connection with the sale of virtual currency and remit certain predetermined percentages of the proceeds to the game developers when the virtual currency is converted into in-game credits.

The Company has determined that the game developers are the primary obligors for the web game services given that the game developers are responsible for developing, maintaining and updating the online games and have reasonable latitude to establish the prices of virtual items for which in-game credits are used. The Company views the game developers to be its customers, and the Company’s primary responsibility is to promote the games of web developers. Accordingly, the Company records online game revenues net of predetermined revenue sharing with the game developers.

Virtual currencies in general are not refundable once they have been sold unless there are unused in-game credits at the time a game is discontinued. Sale of virtual items net of the game developer proceeds are recognized as revenues over the estimated consumption period of in-game virtual items, which is typically within a short period of time after the purchase of in-game credits.

Web game revenue recognition involves certain management judgments, such as the determination of who is the principal in providing web game services and estimating the consumption date of in-game credits.  The Company assesses the estimated consumption period periodically, taking into consideration of the estimated user relationship on a game by game basis.  Using different assumptions for calculating the revenue recognition of web games may cause the results to be significantly different.  Any adjustments arising from changes in the estimate would be applied prospectively on the basis that such changes are caused by new information indicating a change in the end-user behavior pattern.

Deferred revenues.Deferred revenues are mostly derived from the amended and restated advertising agency agreement, the domain name and content license agreement, the trademark license agreement and the software license and support services agreement (“License Agreements”) SINA entered into with China Online Housing Technology Corporation (“COHT”) in September 2009 as part of the Company’s consideration for the interest in CRIC. The amount allocated to the fair value of the License Agreements was $187.4 million, which represents the difference between the total consideration and the fair value of equity interests of COHT disposed. This amount was recorded as deferred revenues and amortized over the contract period of ten years. See Note 3 for further discussion related to equity investment in CRIC/E-house. Deferred revenues also consist of contractual billings in excess of recognized revenue and payments received in advance of revenue recognition.

Costs of revenues

Costs of revenues

Advertising.Costs of advertising revenues consist mainly of costs associated with the production of websites, which includes fees paid to third parties for Internet connection, content and services, payroll-related expenses, and equipment depreciation associated with the website production.

The Company presents taxes assessed by a governmental authority that are both imposed on and concurrent with a specific revenue-producing transaction on a gross basis in the financial statements. These taxes include 5.5% business taxes, surcharges and 3% cultural business construction fees of the advertising revenue in China. In November 2011, the Ministry of Finance and the State Administration of Taxation promulgated the Pilot Program for Imposition of Value-Added Tax(“VAT”) to Replace Business Tax. With the implementation of the Pilot Program, the Company currently subject to 6.6% VAT and surcharges and 3% cultural business construction fees. See Taxation section below for our further discussion on the transition from PRC Business Tax to PRC Value Added Tax (“VAT”). The total amount of such taxes for 2012, 2011 and 2010 were $39.5 million, $32.5 million and $27.2 million, respectively.

Non-advertising.Costs of non-advertising revenues consist mainly of fees paid to or retained by the third-party operators for their services relating to the billing and collection of the Company’s MVAS revenues and for using their transmission gateways. Costs of non-advertising revenues also consist of fees or royalties paid to third-party content and service providers associated with the MVAS, costs for providing the enterprise services and business taxes levied on non-advertising revenues in China. Business taxes and surcharges levied on non-advertising revenues are approximately 3.3% for mobile related revenues and 5.5% for other non-advertising revenues.

Advertising expenses

Advertising expenses

Advertising expenses consist primarily of costs for the promotion of corporate image, product marketing and direct marketing. The Company expenses all advertising costs as incurred and classify these costs under sales and marketing expense. The nature of the Company’s direct marketing activities is such that they are intended to acquire subscribers for subscription-based and usage-based MVAS. The Company expenses all such direct marketing expenses. Advertising expenses for 2012, 2011 and 2010 were $72.4 million, $87.2 million, and $45.0 million, respectively.

Product development expenses

Product development expenses

Product development expenses consist primarily of payroll-related expenses incurred for enhancement to and maintenance of the Company’s websites as well as costs associated with new product development and product enhancements. The Company expenses all costs incurred for the planning and post implementation phases of development and costs associated with repair or maintenance of the existing site or the development of website content. Since inception, the amount of costs qualifying for capitalization has been immaterial and, as a result, all product development costs have been expensed as incurred.

Operating leases

Operating leases

The Company leases office space under operating lease agreements with initial lease term up to four years. Rental expense is recognized from the date of initial possession of the leased property on a straight-line basis over the term of the lease. Certain lease agreements contain rent holidays, which are recognized on a straight-line basis over the lease term. Lease renewal periods are considered on a lease-by-lease basis and are generally not included in the initial lease term.

Stock-based compensation

Stock-based compensation

All stock-based awards to employees and directors, including stock options and restricted share units, are measured at the grant date based on the fair value of the awards. Stock-based compensation, net of forfeitures, is recognized as expense on a straight-line basis over the requisite service period, which is the vesting period.

The Company uses the Black-Scholes option pricing model to estimate the fair value of stock options. The determination of estimated fair value of stock-based payment awards on the grant date using an option pricing model is affected by the Company’s stock price as well as assumptions regarding a number of complex and subjective variables. These variables include the Company’s expected stock price volatility over the expected term of the awards, actual and projected employee stock option exercise behaviors, a risk-free interest rate and any expected dividends. Shares of our subsidiaries, which do not have quoted market prices, were valued based on the income approach, if a revenue model had been established, the market approach, if information from comparable companies had been available, the replacement cost method, or a weighted blend of these approaches if more than one is applicable. Determination of estimated fair value of our subsidiaries requires complex and subjective judgments due to their limited financial and operating history, unique business risks and limited public information on companies in China similar to ours. Options granted generally vest over four years.

The Company recognizes the estimated compensation cost of service-based restricted share units based on the fair value of its ordinary shares on the date of the grant. The Company recognizes the compensation cost, net of estimated forfeitures, over a vesting term of generally three to four years.

The Company recognizes the estimated compensation cost of performance-based restricted share units based on the fair value of its ordinary shares on the date of the grant. The rewards are earned upon attainment of identified performance goals. The Company recognizes the compensation cost, net of forfeitures, over the performance period. The Company also adjusts the compensation cost based on the probability of performance goal achievement at the end of each reporting period.

Forfeitures are estimated at the time of grant and revised in subsequent periods if actual forfeitures differ from those estimates. The Company uses historical data to estimate pre-vesting option and restricted share units forfeitures and record stock-based compensation expense only for those awards that are expected to vest. See Note 12 for further discussion on stock-based compensation.

Taxation

Taxation

Income taxes

Income taxes are accounted for using the asset and liability approach. Under this approach, income tax expense is recognized for the amount of taxes payable or refundable for the current year. In addition, deferred tax assets and liabilities are recognized for expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating losses and tax credit carryforwards. The Company records a valuation allowance to reduce deferred tax assets to an amount for which realization is more likely than not.

Uncertain tax positions

To assess uncertain tax positions, the Company applies a more likely than not threshold and a two-step approach for the tax position measurement and financial statement recognition. Under the two-step approach, the first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement.

Transition from PRC Business Tax to PRC Value Added Tax

In November 2011, the Ministry of Finance and the State Administration of Taxation promulgated the Pilot Program for Imposition of Value Added Tax (“VAT”) to Replace Business Tax (“Pilot Program”). Pursuant to the Pilot Program, a VAT was initially imposed in Shanghai starting from January 1, 2012, to replace the business tax in the transport and shipping industry and some of the modern service industries. Effective September 1, 2012, the Pilot Program was expanded to eight other cities and provinces in China, including Beijing.

Business Tax had been imposed primarily on revenues from the provision of taxable services, assignments of intangible assets and transfers of real estate. Prior to the implementation of the pilot program, the Company’s Business Tax rates, which vary depending upon the nature of the revenues being taxed, generally ranged from 3% to 5%. Under the Pilot Program, the Company’s advertising revenues (starting from January 1 2012 in Shanghai and September 1, 2012 in Beijing respectively) and game revenues (starting from December 1, 2012) are now subject to a VAT of 6%, compared to 0% prior to the implementation. The Company’s MVAS revenues are not within the scope of the Pilot Program and, thus, are still subject to business tax. VAT payable on goods sold or taxable on labor services for a taxable period is the net balance of the output VAT for the period after crediting the input VAT for the period. The implementation of the Pilot Program has not had a significant impact on the Company’s consolidated statements of comprehensive income (loss) for the year ended December 31, 2012.

Foreign currency

Foreign currency

The Company’s reporting currency and functional currency are the U.S. dollar. The Company’s operations in China and in international regions use their respective currencies as their functional currencies. The financial statements of these subsidiaries are remeasured into U.S. dollars using period-end rates of exchange for assets and liabilities and average rates of exchange in the period for revenues and expenses. Translation gains and losses are recorded in accumulated other comprehensive income or loss as a component of shareholders’ equity. Translation gains or losses are not released to net income unless the associated net investment has been sold, liquidated, or substantially liquidated.

Foreign currency transactions denominated in currencies other than the functional currency are remeasured into the functional currency using the exchange rates prevailing at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies are remeasured into the functional currency using the applicable exchange rates at the balance sheet dates. Net gains and losses resulting from foreign exchange transactions are included in interest and other income.

Foreign currency translation adjustments to the Company’s comprehensive (loss)/income for 2012, 2011 and 2010 were $(2.3) million, $22.2 million and $10.6 million, respectively. The Company recorded a net foreign currency transaction loss of $30,000 in 2012, a net foreign currency transaction gain of $2.3 million in 2011, and a net foreign currency transaction gain of $1.3 million in 2010. Gains in 2011 and 2010 resulted from the Chinese RMB appreciating against the U.S. dollar. Net foreign currency transaction gains or losses arise from transacting in a currency other than the functional currency of the entity.

Net income (loss) per share

Net income (loss) per share

     Basic net income (loss) per share is computed using the weighted average number of ordinary shares outstanding during the period. Restricted share units are not considered outstanding in computation of basic earnings per share. Diluted net income (loss) per share is computed using the weighted average number of ordinary share and potential ordinary shares outstanding during the period under treasury stock method. Potential ordinary shares include options to purchase ordinary shares and restricted share units, and conversion of zero-coupon, convertible, subordinated notes, unless they were anti-dilutive. The computation of diluted net income per share does not assume conversion, exercise, or contingent issuance of securities that would have an anti-dilutive effect (i.e. an increase in earnings per share amounts or a decrease in loss per share amounts) on net income per share. Additionally, the Company takes into account the effect on consolidated net income per share of dilutive shares of entities in which the Company holds equity interests that are accounted for using the equity method.

Comprehensive income (loss)

Comprehensive income (loss)

Comprehensive income (loss) is defined as the change in equity of a company during a period from transactions and other events and circumstances excluding transactions resulting from investments from owners and distributions to owners. Comprehensive income (loss) for the periods presented includes net income (loss), foreign currency translation adjustments, share of change in other comprehensive income of equity investments one quarter in arrears, which are foreign currency translation adjustments, and unrealized gains (losses) on marketable securities classified as available-for-sale.

Recent accounting pronouncements

Recent accounting pronouncements

     In July 2012, the FASB issued revised guidance on “Testing Indefinite-Lived Intangible Assets for Impairment.” The revised guidance applies to all entities, both public and nonpublic, that have indefinite-lived intangible assets, other than goodwill, reported in their financial statements. Under the revised guidance, an entity has the option first to assess qualitative factors to determine whether the existence of events and circumstances indicates that it is more likely than not that the indefinite-lived intangible asset is impaired. If, after assessing the totality of events and circumstances, an entity concludes that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the entity is not required to take further action. However, if an entity concludes otherwise, then it is required to determine the fair value of the indefinite-lived intangible asset and perform a quantitative impairment test by comparing the fair value with the carrying amount in accordance with Subtopic 350-30. An entity also has the option to bypass a qualitative assessment for any indefinite-lived intangible asset in any period and proceed directly to performing the quantitative impairment test. An entity will be able to resume performing the qualitative assessment in any subsequent period. In conducting a qualitative assessment, an entity should consider the extent to which relevant events and circumstances, both individually and in the aggregate, could have affected the significant inputs used to determine the fair value of the indefinite-lived intangible asset since the last assessment. An entity also should consider whether there have been changes to the carrying amount of the indefinite-lived intangible asset when evaluating whether it is more likely than not that the indefinite-lived intangible asset is impaired. An entity should consider positive and mitigating events and circumstances that could affect its determination of whether it is more likely than not that the indefinite-lived intangible asset is impaired. The amendments are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted, including for annual and interim impairment tests performed as of a date before July 27, 2012, if a public entity’s financial statements for the most recent annual or interim period have not yet been issued or, for nonpublic entities, have not yet been made available for issuance. The revised guidance will not have a material impact on the Company’s consolidated financial position, results of operations or cash flows as it is disclosure in nature.

     In February 2013, the FASB issued revised guidance on “Comprehensive Income: Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income.” The revised guidance does not change the current requirements for reporting net income or other comprehensive income in financial statements. However, the revised guidance requires an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under U.S. GAAP that provide additional detail about those amounts. The revised guidance is effective prospectively for reporting periods beginning after December 15, 2012 for public entities. The revised guidance will not have a material impact on the Company’s consolidated financial position, results of operations or cash flows, as it is disclosure-only in nature.

Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2012
Significant Accounting Policies
Schedule of assets, liabilities, results of operations and net increase (decrease) in cash and cash equivalents of the VIEs and their subsidiaries included in the Company's consolidated balance sheets and statements of comprehensive income (loss)

	December 31,
	2012	2011
	(In thousands)
Total assets	$133,077	$139,751
Total liabilities	$98,511	$68,882

	Year Ended December 31,
	2012	2011	2010
	(In thousands)
Net revenues	$314,504	$244,274	$231,833
Net loss	$(6,322)	$(1,556)	$(199)

	Year Ended December 31,
	2012	2011	2010
Net increase in cash and cash equivalents	2,285	13,960	19,099

Equity Investments (Tables)	12 Months Ended
Dec. 31, 2012
Equity investments
Schedule of changes in equity investments

(In thousands)	Cost Method	Equity Method			Available for Sale Securities	Total
		(CRIC)	(E-House)	(Others)
Balance at December 31, 2010	$31,368	$466,460	$—	$7,917	$2,368	$508,113
Investments made	96,829	2,068	—	18,702	135,657	253,256
Income (loss) from investment	—	2,641	—	(1,175)	—	1,466
Investment impairment	(386)	(230,258)	—	—	(50,904)	(281,548)
Unrealized loss	—	—	—	—	(23,257)	(23,257)
Others	1,426	3,477		1,006	—	5,909
Balance at December 31, 2011	129,237	244,388	—	26,450	63,864	463,939
Investments made	34,623	—	190,669	10,300	68,661	304,253
Income (loss) from investment	—	(9,077)	(7,657)	6,004	—	(10,730)
Investment impairment	(8,580)	—	—	(1,546)	(8,372)	(18,498)
Unrealized gain	—	—	—		30,373	30,373
Disposal of investment	(1,584)	(236,212)		(260)	(66,407)	(304,463)
Others	190	901	742	168	—	2,001
Balance at December 31, 2012	$153,886	$—	$183,754	$41,116	$88,119	$466,875

Summary of condensed financial information

Year Ended December 31,
2012
(In thousands)
Operating data:
Revenue	$528,198
Gross profit	$276,876
Loss from operations	$(18,599)
Net loss	$(30,205)
Net loss attributable to our equity investments companies	$(23,740)

December 31,
2012
(In thousands)
Balance sheet data:
Current assets	$789,381
Long-term assets	$434,744
Current liabilities	$249,963
Long-term liabilities	$54,357
Non-controlling interests	$6,189

Schedule of fair value of marketable securities and related unrealized gains and losses

	Cost Basis	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In thousands)
Tudou	66,407	—	(38,215)	28,192
MCOX	15,081	—	(2,323)	12,758
Others	$5,633	$17,281	$—	$22,914
December 31, 2011	$87,121	$17,281	$(40,538)	$63,864

Youku Tudou	67,425	—	—	67,425
MCOX	6,709	—	(660)	6,049
Others	$6,001	$8,644	$—	$14,645
December 31, 2012	$80,135	$8,644	$(660)	$88,119

E-House
Equity investments
Schedule of equity method investments

	April 20	December 31
	2012	2012
	(In thousands)	(In thousands)
Carrying value of investment in E-House	190,669	$183,754
Proportionate share of E-house’s net tangible and intangible assets *(1)	175,777	169,729
Excess of carrying value of investment proportionate share of E-house’s net tangible and intangible assets	14,892	$14,025

The excess of carrying value has been primarily assigned to:
Goodwill	2,075	$1,992
Amortizable intangible assets *(1)	17,207	16,086
Deferred tax liabilities	(4,390)	(4,053)
	14,892	$14,025

Cumulative losses in equity interest	$—	$(7,657)

*(1)                            The weighted average life of the intangible assets recorded in E-House’s financial statements was 8 years and the intangible assets not included in E-House’s financial statements, excluding the asset with indefinite life, was 6 years.

CRIC
Equity investments
Schedule of equity method investments

December 31
2011
(In thousands)
Carrying value of investment in CRIC	$244,388
Proportionate share of CRIC’s shareholders’ equity *(1)	197,225
Excess of carrying value of investment over proportionate share of CRIC’s shareholders’ equity	$47,163

The excess of carrying value has been primarily assigned to:
Goodwill	$24,511
Amortizable intangible assets *(1)	30,195
Deferred tax liabilities	(7,543)
$47,163

Cumulative earnings in equity interest	$15,707

*(1)         The weighted average life of the intangible assets recorded in CRIC’s financial statements was 10 years and the intangible assets not included in CRIC’s financial statements, excluding the asset with indefinite life, was 7 years.

Goodwill and Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets
Schedule of intangible assets

	December 31, 2012			December 31, 2011
	Cost	Accumulated Amortization	Net	Cost	Accumulated Amortization	Net
		(In thousands)			(In thousands)
Technology*	$11,012	$(11,012)	$—	$11,012	$(10,923)	$89
Software*	1,844	(1,844)	—	1,844	(1,844)	—
Other	775	(94)	681	775	(49)	726
Total	$13,631	$(12,950)	$681	$13,631	$(12,816)	$815

*                 Intangible assets are amortized over the estimated useful lives in the range of two to ten years.

Schedule of estimated amortization expenses
Year Ended December 31,	(In thousands)
2013	$45
2014	45
2015	45
2016	45
Thereafter	179
Total expected amortization expense	$359

Cash, Cash Equivalents and Short-term Investments (Tables)	12 Months Ended
Dec. 31, 2012
Cash, Cash Equivalents and Short-term Investments
Schedule of cash, cash equivalents and short-term investments

	December 31,
	2012	2011
	(In thousands)
Cash and cash equivalents:
Cash	$144,200	$178,922
Cash equivalents:
Bank time deposits	45,621	126,127
Money market funds	10,005	208,931
	55,626	335,058
	199,826	513,980
Short-term investments:
Bank time deposits	513,772	159,495
Total cash, cash equivalents and short-term investments	$713,598	$673,475

Balance Sheet Components (Tables)	12 Months Ended
Dec. 31, 2012
Balance Sheet Components
Schedule of balance sheet components

	December 31,
	2012	2011
	(In thousands)
Accounts receivable, net:
Accounts receivable	$146,305	$123,961
Allowance for doubtful accounts:
Balance at beginning of year	(11,492)	(9,262)
Additional provision charged to expenses	(3,869)	(2,530)
Write-off	4,307	300
Balance at end of year	(11,054)	(11,492)
	$135,251	$112,469
Prepaid expenses and other current assets:
Content fees	$7,511	$9,325
Rental and other deposits	7,261	8,124
Prepayments for investments	6,444	15,053
Current deferred tax assets	4,161	2,057
Others	11,121	7,407
	$36,498	$41,966
Property and equipment, net:
Computers and equipment	$174,132	$154,674
Leasehold improvements	11,613	8,436
Furniture and fixtures	9,014	7,270
Other	1,350	760
	196,109	171,140
Less: Accumulated depreciation	(119,469)	(96,629)
	$76,640	$74,511
Other assets:
Investment deposits	$14,464	$4,262
Prepayment for land use right	21,188	—
Non-current deferred tax assets	1,660	—
Others	892	4,851
	$38,204	$9,113
Accrued liabilities:
Sales rebates	$40,031	$30,508
Content fees	24,270	26,672
Accrued compensation and benefits	17,998	13,443
Marketing expenses	15,918	19,250
Employee payroll withholding taxes	5,494	3,342
Advertisement production costs	8,577	7,625
Business taxes and VAT payable	9,514	10,367
Sales commissions	6,479	5,030
Professional fees	3,442	3,345
Internet connection costs	8,948	6,728
Revenue share	5,176	843
Outside services	4,061	2,243
Others	18,769	11,080
	$168,677	$140,476

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Income Taxes
Schedule of components of income before income taxes

	Year Ended December 31,
	2012	2011	2010
	(In thousands, except percentage)
Income (loss) before income tax expenses	$34,585	$(297,417)	$(10,903)
Income (loss) from non-China operations	$19,590	$(362,692)	$(119,054)
Income from China operations	$14,995	$65,275	$108,151
Income tax expenses applicable to China operations	$2,730	$5,001	$8,436
Effective tax rate for China operations	18%	8%	8%

Schedule of current and deferred portion of income tax expenses
	Year Ended December 31,
	2012	2011	2010
	(In thousands)
Current tax provision	$6,245	$5,930	$9,142
Deferred tax (benefits) provision	(3,515)	(929)	(706)
Income tax expenses	$2,730	$5,001	$8,436

Schedule of reconciliation between the statutory EIT rate and the effective tax rate

	Year Ended December 31,
	2012	2011	2010
Statutory EIT rate	25%	25%	25%
Effect on tax holiday and preferential tax rate	(12)%	(18)%	(18)%
Permanent differences	4%	1%	1%
Change in valuation allowance	1%	—	—
Effective tax rate for China operations	18%	8%	8%

Schedule of effect of tax holiday related to China operations

	Year Ended December 31,
	2012	2011	2010
	(In thousands, except per share amount)
Tax holiday effect	$1,713	$10,306	$20,303
Basic net income (loss) per share effect	$0.03	$0.16	$0.33
Diluted net income (loss) per share effect	$0.03	$0.16	$0.33

Schedule of significant components of deferred tax assets and liabilities

	December 31,
	2012	2011	2010
	(In thousands)
Deferred tax assets included in prepaid expenses and other current assets and other assets:
Net operating loss carryforwards	$37,049	$40,219	$32,911
Allowances for doubtful accounts, accruals and other liabilities	13,465	6,981	5,753
Depreciation	467	351	202
Other tax credits	—	—	346
Total deferred tax assets	50,981	47,551	39,212
Less: valuation allowance	(45,160)	(45,494)	(38,201)
Net deferred tax assets	$5,821	$2,057	$1,011

Deferred tax liabilities included in accrued liabilities:
Depreciation	(389)	(65)	(223)
Others	(199)	(275)	—
Total deferred tax liabilities	$(588)	$(340)	$(223)

China
Income Taxes
Schedule of significant components of deferred tax assets and liabilities

	December 31,
	2012	2011	2010
	(In thousands)
Deferred tax assets:
Net operating loss carryforwards	$3,187	$7,076	$—
Allowances for doubtful accounts, accruals and other liabilities	12,977	6,513	5,596
Depreciation	467	351	202
Total deferred tax assets	16,631	13,940	5,798
Less: valuation allowance	(10,810)	(11,883)	(4,787)
Net deferred tax assets	$5,821	$2,057	$1,011
Including - Current deferred tax assets	4,161	2,057	1,011
- Non-current deferred tax assets	1,660	—	—

Deferred tax liabilities:
Depreciation	(389)	(65)	(223)
Others	(199)	(275)	—
Total deferred tax liabilities	$(588)	$(340)	$(223)
Including - Current deferred tax liabilities	(199)	(340)	(223)
- Non-current deferred tax liabilities	(389)	—	—

U.S.
Income Taxes
Schedule of significant components of deferred tax assets and liabilities

	December 31,
	2012	2011	2010
	(In thousands)
Deferred tax assets:
Net operating loss carryforwards	$30,884	$30,435	$30,327
Other tax credits, allowances for doubtful accounts, accruals and other liabilities	488	468	503
Total deferred tax assets	31,372	30,903	30,830
Less: valuation allowance	(31,372)	(30,903)	(30,830)
Deferred tax assets	$—	$—	$—

Hong Kong
Income Taxes
Schedule of significant components of deferred tax assets and liabilities

	December 31,
	2012	2011	2010
	(In thousands)
Deferred tax assets:
Net operating loss carryforwards	$2,978	$2,708	$2,584
Less: valuation allowance	(2,978)	(2,708)	(2,584)
Deferred tax assets	$—	$—	$—

Net Income (Loss) Per Share (Tables)	12 Months Ended
Dec. 31, 2012
Net Income (Loss) Per Share
Schedule of basic and diluted net income (loss) per share

	Year Ended December 31,
	2012	2011	2010
	(In thousands, except per share amounts)
Basic net income per share calculation:
Numerator:
Net income (loss) attributable to SINA	$31,738	$(302,092)	$(19,094)
Denominator:
Weighted average ordinary shares outstanding	66,401	65,121	61,216
Basic net income (loss) per share attributable to SINA	$0.48	$(4.64)	$(0.31)
Diluted net income (loss) per share calculation:
Numerator:
Net income (loss) attributable to SINA	$31,738	$(302,092)	$(19,094)
Less: Effect on consolidated net income per share of dilutive shares of the Company’s equity investments	(555)	—	—
Net income (loss) attributable for calculating diluted net income (loss) per share	31,183	(302,092)	(19,094)
Denominator:
Weighted average ordinary shares outstanding	66,401	65,121	61,216
Weighted average ordinary shares equivalents:
Stock options	294	—	—
Unvested restricted shares	104	—	—
Convertible debt	50	—	—
Shares used in computing diluted net income (loss) per share attributable to SINA	66,849	65,121	61,216
Diluted net income (loss) per share attributable to SINA	$0.47	$(4.64)	$(0.31)

Shareholders' Equity (Tables)	12 Months Ended
Dec. 31, 2012
Shareholders Equity
Schedule of stock-based compensation

	Year Ended December 31,
	2012	2011	2010
	(In thousands)
Costs of revenues	$3,154	$3,346	$2,989
Sales and marketing	3,729	3,155	2,369
Product development	3,776	3,082	1,812
General and administrative	8,699	7,024	6,232
	$19,358	$16,607	$13,402

Schedule of assumptions used to value the option grants
	Year Ended December 31,
	2012	2011	2010
Stock options:
Expected term (in years)	3.8-4.0	—	—
Expected volatility	62%-63%	—	—
Risk-free interest rate	0.4%	—	—
Expected dividend yield	0	—	—

Schedule of number of shares available for issuance

Shares Available
(In thousands)
December 31, 2010	6,742
Granted*	(604)
Cancelled/expired/forfeited	21
December 31, 2011	6,159
Granted*	(1,040)
Cancelled/expired/forfeited	133
December 31, 2012	5,252

*        In 2012 and 2011, 246,000and 345,000 restricted shares units, or 430,500 and 603,750 equivalent option shares, respectively, were granted.

Schedule of option activities of stock option program

	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value
	(In thousands)		(In years)	(In thousands)
December 31, 2010	1,021	$29.34	3.06	$40,321
Exercised	(239)	$25.78
Cancelled/expired/forfeited	(2)	$33.01
December 31, 2011	780	$30.42	2.08	$16,832
Granted	610	50.75
Exercised	(180)	$24.71
Cancelled/expired/forfeited	(1)	$32.84
December 31, 2012	1,209	$41.53	3.50	$11,183
Vested and expected to vest as of December 31, 2011	780	$30.42	2.08	$16,831
Exercisable as of December 31, 2011	744	$30.17	2.07	$16,235
Vested and expected to vest as of December 31, 2012	1,181	$41.33	3.45	$11,156
Exercisable as of December 31, 2012	689	$34.66	1.98	$10,826

Schedule of stock options outstanding

Information regarding the stock options outstanding at December 31, 2012 is summarized below:

Range of Exercise Prices	Options Outstanding	Weighted Average Exercise Price	Options Exercisable	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life
	(In thousands)		(In thousands)		(In years)
$12.98 - $24.23	129	$20.91	129	$20.91	1.38
$24.39 - $30.35	107	$27.33	107	$27.33	2.41
$33.29 - $33.29	183	$33.29	183	$33.29	1.17
$33.68 - $51.48	790	$48.73	270	$45.07	4.53
	1,209	$41.53	689	$34.66	3.50

Service-based restricted share units
Shareholders Equity
Schedule of restricted share unit activity

	Shares Granted	Weighted-Average Grant Date Fair Value
	(In thousands)
December 31, 2010	538	$29.06
Awarded*	345	$80.83
Vested	(376)	$31.75
Cancelled	(11)	$61.09
December 31, 2011	496	$62.37
Awarded*	134	$48.57
Vested	(238)	$51.36
Cancelled	(31)	$64.34
December 31, 2012	361	$65.87

* 36,000 RSUs were granted to non-employee directors in 2012 and 2011.

Performance-based RSU
Shareholders Equity
Schedule of restricted share unit activity
	Shares Granted	Weighted-Average Grant Date Fair Value
	(In thousands)
December 31, 2011	—
Awarded	112		$50.83
Issued	—	$
Cancelled	(44)		$50.98
December 31, 2012	68		$50.73

Segment Information (Tables)	12 Months Ended
Dec. 31, 2012
Segment Information
Schedule of revenues, costs of revenues and gross margins

	Advertising	MVAS	Other	Total
	(In thousands, except percentages)
Year ended December 31, 2012:
Net revenues	$412,928	$69,008	$47,393	$529,329
Costs of revenues	195,324	41,935	10,673	247,932
Gross margin	53%	39%	77%	53%
Year ended December 31, 2011:
Net revenues	$368,805	$83,457	$30,567	$482,829
Costs of revenues	157,458	53,235	4,655	215,348
Gross margin	57%	36%	85%	55%
Year ended December 31, 2010:
Net revenues	$290,814	$86,183	$25,620	$402,617
Costs of revenues	116,295	49,612	2,503	168,410
Gross margin	60%	42%	90%	58%

Schedule of geographic operations

	PRC	International	Total
	(In thousands)
Year ended and as of December 31, 2012:
Net revenues	$525,678	$3,651	$529,329
Long-lived assets	76,195	445	76,640
Year ended and as of December 31, 2011:
Net revenues	$479,341	$3,488	$482,829
Long-lived assets	74,112	399	74,511
Year ended and as of December 31, 2010:
Net revenues	$398,743	$3,874	$402,617
Long-lived assets	32,690	599	33,289

Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2012
Financial Instruments
Schedule of fair value of financial instruments measured on recurring basis

Recurring

	Fair Value Measurements at December 31, 2012 (In thousands)
	Total	Quoted Prices in Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Money market funds(1)	$10,005	$10,005	$—	$—
Bank time deposits(2)	559,393	—	559,393	—
Available-for-sale securities(3)	88,119	$88,119	—	—
Total	$657,517	$98,124	$559,393	$—

Recurring

	Fair Value Measurements at December 31, 2011 (In thousands)
	Total	Quoted Prices in Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Money market funds(1)	$208,931	$208,931	$—	$—
Bank time deposits(2)	285,622	—	285,622	—
Available-for-sale securities(3)	63,864	63,864	—	—
Total	$558,417	$272,795	$285,622	$—

(1)   Included in cash and cash equivalents on the Company’s consolidated balance sheets.

(2)   Included in cash and cash equivalents and short-term investments on the Company’s consolidated balance sheets.

(3)   Included in equity investments on the Company’s consolidated balance sheets.

Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies
Schedule of future minimum rental payments

future minimum rental payments required as of December 31, 2012 were as follows:

	Total	Less than One Year	One to Three Years	Three to Five Years	More than Five Years
	(In thousands)
Operating leases commitment	$18,405	$12,788	$5,275	$342	—

Schedule of purchase commitments

Purchase commitments as of December 31, 2012, including the unpaid land use right cost of $14.1 million, were as follows:

	Total	Less than One Year	One to Three Years	Three to Five Years	More than Five Years
	(In thousands)
Purchase commitments	$110,073	$85,754	$23,282	$522	$515

Significant Accounting Policies (Details) (USD $)	12 Months Ended
	Dec. 31, 2012 entity	Dec. 31, 2011	Dec. 31, 2010
VIEs
Cash and cash equivalents and short-term investments	$ 713,598,000	$ 673,475,000
Accrued liabilities	168,677,000	140,476,000
Income tax payable	13,466,000	14,717,000
Results of operations of the VIEs and their subsidiaries
Net revenues	529,329,000	482,829,000	402,617,000
Net loss	31,855,000	(302,418,000)	(19,339,000)
Net increase (decrease) in cash and cash equivalents
Net increase in cash and cash equivalents	(314,154,000)	(129,639,000)	(102,804,000)
Number of entities consolidated beginning in January 2003	2
Term of loan agreements	10 years
Consolidated VIEs
VIEs
Interest free loans to PRC employees	34,200,000
Aggregate accumulated losses	14,400,000
Assets of consolidated VIEs	133,077,000	139,751,000
Cash and cash equivalents and short-term investments	92,300,000
Liabilities of consolidated VIEs	98,511,000	68,882,000
Accrued liabilities	77,300,000
Income tax payable	10,100,000
Deferred revenues	11,100,000
Assets and liabilities of the VIEs and their subsidiaries
Total assets	133,077,000	139,751,000
Total liabilities	98,511,000	68,882,000
Results of operations of the VIEs and their subsidiaries
Net revenues	314,504,000	244,274,000	231,833,000
Net loss	(6,322,000)	(1,556,000)	(199,000)
Net increase (decrease) in cash and cash equivalents
Net increase in cash and cash equivalents	2,285,000	13,960,000	19,099,000
Assets, except for registered capital and PRC statutory reserves of VIEs, used to settle obligations of VIEs	0
Registered capital and PRC statutory reserves of VIEs	48,900,000
ICP Company
Net increase (decrease) in cash and cash equivalents
Registered capital	19,000,000
Term of loan agreements	5 years
ICP Company | Yan Wang, director
Net increase (decrease) in cash and cash equivalents
Percentage of variable interest entity held by employees	0.20%
ICP Company | Tong Chen, executive officer of the entity
Net increase (decrease) in cash and cash equivalents
Percentage of variable interest entity held by employees	22.80%
ICP Company | Hong Du, executive officer of the entity
Net increase (decrease) in cash and cash equivalents
Percentage of variable interest entity held by employees	27.10%
ICP Company | Non-executive PRC employees
Net increase (decrease) in cash and cash equivalents
Percentage of variable interest entity held by employees	49.90%
Number of non-executive PRC employees who hold ownership interest in VIEs	2
Xunlong
Net increase (decrease) in cash and cash equivalents
Registered capital	1,200,000
Xunlong | Non-executive PRC employees
Net increase (decrease) in cash and cash equivalents
Number of non-executive PRC employees who hold ownership interest in VIEs	2
StarVI
Net increase (decrease) in cash and cash equivalents
Registered capital	1,200,000
StarVI | Non-executive PRC employees
Net increase (decrease) in cash and cash equivalents
Number of non-executive PRC employees who hold ownership interest in VIEs	3
Wangxing
Net increase (decrease) in cash and cash equivalents
Registered capital	1,200,000
Wangxing | Non-executive PRC employees
Net increase (decrease) in cash and cash equivalents
Number of non-executive PRC employees who hold ownership interest in VIEs	2
IAD Company
Net increase (decrease) in cash and cash equivalents
Registered capital	7,300,000
IAD Company | Non-executive PRC employees
Net increase (decrease) in cash and cash equivalents
Number of non-executive PRC employees who hold ownership interest in VIEs	2
Weimeng
Net increase (decrease) in cash and cash equivalents
Registered capital	$ 1,500,000
Weimeng | Non-executive PRC employees
Net increase (decrease) in cash and cash equivalents
Number of non-executive PRC employees who hold ownership interest in VIEs	3

Significant Accounting Policies (Details 2) (USD $)	12 Months Ended											1 Months Ended	12 Months Ended
	Dec. 31, 2012 subsidiary	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 MVAS	Dec. 31, 2011 MVAS	Dec. 31, 2010 MVAS	Dec. 31, 2012 Stock Options	Dec. 31, 2012 Maximum	Dec. 31, 2012 Maximum Service-based restricted share units	Dec. 31, 2012 Minimum	Dec. 31, 2012 Minimum Service-based restricted share units	Sep. 30, 2009 CRIC	Dec. 31, 2012 Computers and equipment Maximum	Dec. 31, 2012 Computers and equipment Minimum	Dec. 31, 2012 Furniture and fixtures
Significant Accounting Policies
Number of wholly owned subsidiaries established to engage directly in advertising business	2
Term of trademark license agreements	1 year
Property and equipment
Estimated useful lives of assets													4 years	3 years	5 years
Depreciation	$ 29,548,000	$ 20,968,000	$ 13,609,000
Intangible assets other than goodwill
Estimated useful lives of intangible assets								10 years		2 years
Non-advertising
Confirmation rate determination, number of months considered for calculation of average historical rates				6 months
MVAS revenue recognition, period of lag				1 month
MVAS revenues				69,000,000	83,500,000	86,200,000
Deferred revenue
Amount allocated to fair value of License Agreements												$ 187,400,000
License Agreements, period of amortization of deferred revenue												10 years
Stock-based compensation
Vesting period of stock options granted							4 years		4 years		3 years

Significant Accounting Policies (Details 3) (USD $)	0 Months Ended	12 Months Ended			120 Months Ended	12 Months Ended		3 Months Ended	31 Months Ended	9 Months Ended	0 Months Ended
	Sep. 02, 2012 item	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012	Dec. 31, 2011 Minimum	Dec. 31, 2011 Maximum	Apr. 19, 2012 CRIC	Apr. 19, 2012 CRIC	Dec. 31, 2012 E-House	Apr. 20, 2012 E-House CRIC
Equity investments
Period of time within which results of equity method earnings are recognized in arrears								3 months	3 months	3 months
E-house's percentage of ownership in CRIC after the completion of the merger											100.00%
Equity investments
Minimum period to hold marketable equity securities		1 year
Taxation
Number of other cities and provinces in China to which the Pilot Program was expanded	8
Business tax rate (as a percent)		5.50%				3.00%	5.00%
VAT rate (as a percent)		6.00%
VAT rate prior to the implementation of the Pilot Program (as a percent)		0.00%
Convertible Debt
Period of amortization of debt discount		4 years
Criteria to be classified as current liability, maximum maturity period					1 year
Costs of revenues:
Business tax rate (as a percent)		5.50%				3.00%	5.00%
Cultural business construction fees (as a percent)		3.00%
VAT rate (as a percent)		6.60%
Taxes assessed by governmental authority		$ 39,500,000	$ 32,500,000	$ 27,200,000
Percentage of cost of non-advertising revenues for mobile related revenues		3.30%
Percentage of cost of non-advertising revenues to non-advertising revenue		5.50%
Advertising expense
Advertising expenses		72,400,000	87,200,000	45,000,000
Operating leases
Maximum initial lease term of office space		4 years
Foreign currency
Foreign currency translation adjustments recorded in other comprehensive (loss)/income		(2,293,000)	22,227,000	10,645,000
Net foreign currency transaction gain (loss)		$ (30,000)	$ 2,300,000	$ 1,300,000
Net income (loss) per share
Coupon rate (as a percent)					0.00%

Equity Investments (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended					1 Months Ended		12 Months Ended				12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Cost Method	Dec. 31, 2011 Cost Method	Oct. 31, 2011 Cost Method Yunfeng Funds	Dec. 31, 2012 Equity Method	Dec. 31, 2012 Equity Method CRIC	Dec. 31, 2011 Equity Method CRIC	Dec. 31, 2012 Equity Method E-House	Apr. 20, 2012 Equity Method E-House	Dec. 31, 2012 Equity Method Others	Dec. 31, 2011 Equity Method Others	Dec. 31, 2012 Available-for-sale Securities	Dec. 31, 2011 Available-for-sale Securities
Equity investments
Balance at the beginning of the period	$ 463,939	$ 508,113		$ 129,237	$ 31,368		$ 224,900	$ 244,388	$ 466,460			$ 26,450	$ 7,917	$ 63,864	$ 2,368
Investments made	304,253	253,256		34,623	96,829	50,000			2,068	190,669		10,300	18,702	68,661	135,657
Income (loss) from investment	(10,730)	1,466	12,604					(9,077)	2,641	(7,657)		6,004	(1,175)
Investment impairment	(18,498)	(281,548)	(128,554)	(8,580)	(386)				(230,258)			(1,546)		(8,372)	(50,904)
Unrealized gain (loss)	30,373	(23,257)												30,373	(23,257)
Disposal of investment	(304,463)			(1,584)				(236,212)				(260)		(66,407)
Others	2,001	5,909		190	1,426			901	3,477	742		168	1,006
Balance at the end of the period	466,875	463,939	508,113	153,886	129,237		224,900		244,388	183,754		41,116	26,450	88,119	63,864
Operating data:
Revenue	528,198
Gross profit	276,876
Loss from operations	(18,599)
Net loss	(30,205)
Net loss attributable to our equity investments companies	(23,740)
Balance sheet data:
Current assets	789,381
Long-term assets	434,744
Current liabilities	249,963
Long-term liabilities	54,357
Non-controlling interest	6,189
Allocation of cost
Carrying value of equity investment									244,388	183,754	190,669
Proportionate share of investee's shareholders' equity									197,225	169,729	175,777
Excess of carrying value of investment proportionate share of investee's shareholders' equity									47,163	14,025	14,892
The excess of carrying value has been primarily assigned to:
Goodwill									24,511	1,992	2,075
Amortizable intangible assets									30,195	16,086	17,207
Deferred tax liabilities									(7,543)	(4,053)	(4,390)
Cumulative earnings (losses) in equity interest									$ 15,707	$ (7,657)
Weighted average life of the intangible assets recorded in investee's financial statements								10 years		8 years
Weighted average life of the intangible assets not recorded in investee's financial statements								7 years		6 years

Equity Investments (Details 2) (USD $) Share data in Millions, except Per Share data, unless otherwise specified	12 Months Ended			1 Months Ended	0 Months Ended	1 Months Ended	3 Months Ended			12 Months Ended		31 Months Ended			0 Months Ended	9 Months Ended		0 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Oct. 31, 2009 COHT	Apr. 20, 2012 CRIC	Sep. 30, 2009 CRIC	Sep. 30, 2011 CRIC	Dec. 31, 2010 CRIC	Apr. 19, 2012 CRIC	Dec. 31, 2011 CRIC	Dec. 31, 2010 CRIC	Apr. 19, 2012 CRIC	Dec. 28, 2011 CRIC	Oct. 31, 2009 CRIC ADS	Apr. 20, 2012 E-House	Dec. 31, 2012 E-House	Dec. 28, 2011 E-House	Apr. 20, 2012 E-House CRIC	Dec. 28, 2011 E-House CRIC Ordinary shares	Dec. 28, 2011 E-House CRIC ADS
Marketable equity securities designated as available-for-sale
Investment value in CRIC						$ 572,000,000
Quoted closing share price (in dollars per share)						$ 4.92		$ 9.6			$ 9.6			$ 12
Equity interest in COHT (as a percent)				66.00%
Fair value of business sold				384,600,000
Net assets				8,000,000
Cash and cash equivalents				7,600,000
Other total assets				11,900,000
Total liabilities				11,500,000
One-time gain in connection with the Transaction				376,600,000
Amount allocated to fair value of License Agreements						187,400,000
License Agreements, period of amortization of deferred revenues						10 years
Period of time within which results of equity method earnings are recognized in arrears									3 months			3 months				3 months
Additional interest acquired										2,100,000	8,900,000
Ownership percentage										34.00%					24.90%
Impairment charge for equity method investments.	1,500,000
Amount charged to write down the investment	18,498,000	281,548,000	128,554,000				230,300,000	128,600,000
Number of ordinary shares represented by each American depositary share													1				1
Cash consideration per share for sale of investment (in dollars per share)													$ 1.75
Number of E-house shares/ADSs received for each CRIC share/ADS cancelled																			0.6	0.6
E-house's percentage of ownership in CRIC after the completion of the merger																		100.00%
Number of E-house's ordinary shares received on completion of the merger with CRIC being acquired by E-house															29.3
Proceeds from disposal of CRIC's shares	85,472,000				85,500,000
Gain recognized on fair value basis from disposal of CRIC's shares					45,300,000
Impairment charges to the carrying value of investments under cost method	$ 8,600,000

Equity Investments (Details 3) (USD $)	1 Months Ended	0 Months Ended							3 Months Ended		12 Months Ended
	Mar. 31, 2012 Tudou	Aug. 24, 2012 Youku	Aug. 24, 2012 Youku Tudou	Mar. 12, 2012 Youku Tudou	Dec. 31, 2012 Equity securities	Dec. 31, 2011 Equity securities	Dec. 31, 2011 Equity securities Tudou	Dec. 31, 2012 Equity securities Youku Tudou	Sep. 30, 2012 Equity securities MCOX	Jun. 30, 2012 Equity securities MCOX	Dec. 31, 2012 Equity securities MCOX	Dec. 31, 2011 Equity securities MCOX	Dec. 31, 2012 Equity securities Others	Dec. 31, 2011 Equity securities Others
Available for Sale Securities
Cost Basis					$ 80,135,000	$ 87,121,000	$ 66,407,000	$ 67,425,000			$ 6,709,000	$ 15,081,000	$ 6,001,000	$ 5,633,000
Gross Unrealized Gains					8,644,000	17,281,000							8,644,000	17,281,000
Gross Unrealized Losses					(660,000)	(40,538,000)	(38,215,000)				(660,000)	(2,323,000)
Fair value					88,119,000	63,864,000	28,192,000	67,425,000			6,049,000	12,758,000	14,645,000	22,914,000
Impairment charge									4,200,000	4,200,000	8,400,000
Unrealized gain (loss)					8,000,000
Percentage of stock-for-stock transaction under merger				100.00%
Number of Youku's ADS was converted to for each Tudou's ADS held by SINA			1.595
Number of ADS received on conversion of ADS of Tudou		3,700,000
Total fair value of ADSs of Youku held by the Company on the merger completion date		67,400,000
Investment gain recognized as a result of merger	$ 3,000,000		$ 7,200,000
Number of shares disposed	250,000

Goodwill and Intangible Assets (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Goodwill and Intangible Assets
Goodwill	$ 15,159	$ 15,159
Intangible assets
Cost	13,631	13,631
Accumulated Amortization	(12,950)	(12,816)
Net	681	815
Amortization expenses related to intangible assets	144	731	3,335
Year Ended December 31
2013	45
2014	45
2015	45
2016	45
Thereafter	179
Total expected amortization expense	359
Maximum
Intangible assets
Estimated useful lives of intangible assets	10 years
Minimum
Intangible assets
Estimated useful lives of intangible assets	2 years
Other
Intangible assets
Cost	775	775
Accumulated Amortization	(94)	(49)
Net	681	726
Technology
Intangible assets
Cost	11,012	11,012
Accumulated Amortization	(11,012)	(10,923)
Net		89
Technology | Maximum
Intangible assets
Estimated useful lives of intangible assets	10 years
Technology | Minimum
Intangible assets
Estimated useful lives of intangible assets	2 years
Software
Intangible assets
Cost	1,844	1,844
Accumulated Amortization	(1,844)	(1,844)
Net	$ 0	$ 0
Software | Maximum
Intangible assets
Estimated useful lives of intangible assets	10 years
Software | Minimum
Intangible assets
Estimated useful lives of intangible assets	2 years

Cash, Cash Equivalents and Short-term Investments (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash and cash equivalents:
Cash	$ 144,200,000	$ 178,922,000
Cash equivalents:
Bank time deposits	45,621,000	126,127,000
Money market funds	10,005,000	208,931,000
Total cash equivalents	55,626,000	335,058,000
Total cash and cash equivalents	199,826,000	513,980,000	643,619,000	746,423,000
Short-term investments:
Bank time deposits	513,772,000	159,495,000
Total cash, cash equivalents and short-term investments	713,598,000	673,475,000
Interest income	$ 17,000,000	$ 13,700,000	$ 7,400,000

Balance Sheet Components (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Accounts receivable, net:
Accounts receivable	$ 146,305	$ 123,961
Allowance for doubtful accounts:
Balance at beginning of year	(11,492)	(9,262)
Additional provision charged to expenses	(3,869)	(2,530)	(1,239)
Write-off	4,307	300
Balance at end of year	(11,054)	(11,492)	(9,262)
Accounts receivable, net	135,251	112,469
Prepaid expenses and other current assets:
Content fees	7,511	9,325
Rental and other deposits	7,261	8,124
Prepayments for investments	6,444	15,053
Current deferred tax assets	4,161	2,057
Others	11,121	7,407
Prepaid expenses and other current assets	36,498	41,966
Property and equipment, net:
Property and equipment, gross	196,109	171,140
Less: Accumulated depreciation	(119,469)	(96,629)
Property and equipment, net	76,640	74,511	33,289
Other assets:
Investment deposits	14,464	4,262
Prepayment for land use right	21,188
Non-current deferred tax assets	1,660
Others	892	4,851
Other assets	38,204	9,113
Accrued liabilities:
Sales rebates	40,031	30,508
Content fees	24,270	26,672
Accrued compensation and benefits	17,998	13,443
Marketing expenses	15,918	19,250
Employee payroll withholding taxes	5,494	3,342
Advertisement production costs	8,577	7,625
Business taxes and VAT payable	9,514	10,367
Sales commissions	6,479	5,030
Professional fees	3,442	3,345
Internet connection costs	8,948	6,728
Revenue share	5,176	843
Outside services	4,061	2,243
Others	18,769	11,080
Total Accrued liabilities	168,677	140,476
Computers and equipment
Property and equipment, net:
Property and equipment, gross	174,132	154,674
Leasehold improvements
Property and equipment, net:
Property and equipment, gross	11,613	8,436
Furniture and fixtures
Property and equipment, net:
Property and equipment, gross	9,014	7,270
Other
Property and equipment, net:
Property and equipment, gross	$ 1,350	$ 760

Related Party Transactions (Details) (USD $)	12 Months Ended							1 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Maximum	Dec. 31, 2012 COHT	Dec. 31, 2011 COHT	Dec. 31, 2010 COHT	Sep. 30, 2009 CRIC	Dec. 31, 2012 Related parties other than CRIC	Dec. 31, 2012 Broadvision entity	Dec. 31, 2011 Broadvision	Dec. 31, 2010 Broadvision
Related Party Transactions
Agency fee, rate on related third party revenue (as a percent)					15.00%	15.00%	15.00%
Agency fee	$ 5,126,000	$ 3,474,000	$ 2,526,000		$ 5,100,000	$ 3,500,000	$ 2,500,000
Receivables due from related party					2,500,000	1,900,000
Amount allocated to fair value of License Agreements								187,400,000
License Agreements, period of amortization of deferred revenues								10 years
Amortized deferred revenues	18,745,000	18,745,000	18,745,000		18,700,000	18,700,000
Percentage of advertising revenues that are from related parties, excluding revenue from CRIC									2.00%
Percentage of cost of revenues that are with related parties	4.00%
Percentage of sales and marketing expenses that are with related parties				1.00%
Number of subsidiaries entering into transaction with related party (in entities)										1
Service fees to related party										146,000	126,000	112,000
Payable outstanding										$ 0

Income Taxes (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Income Taxes
Number of tax jurisdictions	4
Components of income before income taxes
Income (loss) before income tax expense	$ 34,585,000	$ (297,417,000)	$ (10,903,000)
Income (loss) from non-China operations	19,590,000	(362,692,000)	(119,054,000)
Income from China operations	14,995,000	65,275,000	108,151,000
Income tax expenses applicable to China operations	2,730,000	5,001,000	8,436,000
Effective tax rate for China operations (as a percent)	18.00%	8.00%	8.00%
Impairment charge related to investment	18,498,000	281,548,000	128,554,000
Goodwill impairment		68,891,000
Statutory rate (as a percent)	25.00%	25.00%	25.00%
Current and deferred portion of income tax expenses for China operations
Current tax provision	6,245,000	5,930,000	9,142,000
Deferred tax (benefits) provision	(3,515,000)	(929,000)	(706,000)
Income tax expenses	2,730,000	5,001,000	8,436,000
Reconciliation between the statutory EIT rate and the effective tax rate for China operations
Statutory EIT rate (as a percent)	25.00%	25.00%	25.00%
Effect on tax holiday and preferential tax rate (as a percent)	(12.00%)	(18.00%)	(18.00%)
Permanent differences (as a percent)	4.00%	1.00%	1.00%
Change in valuation allowance (as a percent)	1.00%	0.00%	0.00%
Effective tax rate for China operations (as a percent)	18.00%	8.00%	8.00%
Tax holiday on China operations
Tax holiday effect	1,713,000	10,306,000	20,303,000
Basic net income (loss) per share effect (in dollars per share)	$ 0.03	$ 0.16	$ 0.33
Diluted net income (loss) per share effect (in dollars per share)	$ 0.03	$ 0.16	$ 0.33
Deferred tax assets:
Net operating loss carryforwards	37,049,000	40,219,000	32,911,000
Allowances for doubtful accounts, accruals and other liabilities	13,465,000	6,981,000	5,753,000
Depreciation	467,000	351,000	202,000
Other tax credits			346,000
Total deferred tax assets	50,981,000	47,551,000	39,212,000
Less: valuation allowance	(45,160,000)	(45,494,000)	(38,201,000)
Net deferred tax assets	5,821,000	2,057,000	1,011,000
Including - Current deferred tax assets	4,161,000	2,057,000
Non-current deferred tax assets	1,660,000
Deferred tax liabilities included in accrued liabilities:
Depreciation	(389,000)	(65,000)	(223,000)
Others	(199,000)	(275,000)
Total deferred tax liabilities	(588,000)	(340,000)	(223,000)
Historical rate for valuing deferred tax assets (as a percent)	25.00%
China
Components of income before income taxes
Statutory rate (as a percent)	25.00%	25.00%	25.00%	25.00%	25.00%	33.00%
State income tax (as a percent)						30.00%
Local income tax (as a percent)						3.00%
Transitional period to entities that enjoyed preferential tax holiday under the previous income tax law	5 years
Threshold for previous tax rate below which preferential rates subsequently apply (as a percent)	25.00%
Withholding income tax on dividends distributed by an FIE to its immediate holding company outside China (as a percent)	10.00%
Maximum percentage of withholding income tax on dividends distributed by an FIE to its immediate holding company in Hong Kong	5.00%
Percentage of ownership interests held by foreign investors	25.00%
Reconciliation between the statutory EIT rate and the effective tax rate for China operations
Statutory EIT rate (as a percent)	25.00%	25.00%	25.00%	25.00%	25.00%	33.00%
Deferred tax assets:
Net operating loss carryforwards	3,187,000	7,076,000
Allowances for doubtful accounts, accruals and other liabilities	12,977,000	6,513,000	5,596,000
Depreciation	467,000	351,000	202,000
Total deferred tax assets	16,631,000	13,940,000	5,798,000
Less: valuation allowance	(10,810,000)	(11,883,000)	(4,787,000)
Net deferred tax assets	5,821,000	2,057,000	1,011,000
Including - Current deferred tax assets	4,161,000	2,057,000	1,011,000
Non-current deferred tax assets	1,660,000
Deferred tax liabilities included in accrued liabilities:
Depreciation	(389,000)	(65,000)	(223,000)
Others	(199,000)	(275,000)
Total deferred tax liabilities	(588,000)	(340,000)	(223,000)
Including - Current deferred tax liabilities	(199,000)	(340,000)	(223,000)
Non-current deferred tax liabilities	(389,000)
Unrecognized tax benefits	0
Net operating loss carryforwards	3,200,000
Operating loss carryforwards provided with valuation allowance	1,600,000
Operating loss carryforwards due to expire in December 2017	1,600,000
China | High and new technology enterprises
Components of income before income taxes
Preferential statutory rate (as a percent)	15.00%	15.00%	15.00%			15.00%
Period of special tax holidays						3 years
Period of reduced preferential income tax rate						3 years
Reduction in preferential tax rate (as a percent)						50.00%
Number of qualified subsidiaries (in entities)	3
China | Software enterprise | SINA (Shanghai) Management Co., Ltd.
Components of income before income taxes
Preferential statutory rate (as a percent)	12.50%
Period of special tax holidays	2 years
Period of reduced preferential income tax rate	3 years
U.S.
Deferred tax assets:
Net operating loss carryforwards	30,884,000	30,435,000	30,327,000
Other tax credits, allowances for doubtful accounts, accruals and other liabilities	488,000	468,000	503,000
Total deferred tax assets	31,372,000	30,903,000	30,830,000
Less: valuation allowance	(31,372,000)	(30,903,000)	(30,830,000)
Net deferred tax assets	0	0	0
Deferred tax liabilities included in accrued liabilities:
Federal net operating loss carryforwards	85,000,000
State net operating loss carryforwards	30,200,000
Federal net operating loss carryforwards related to employee stock options	39,100,000
State net operating loss carryforwards related to employee stock options	25,300,000
Hong Kong
Deferred tax assets:
Net operating loss carryforwards	2,978,000	2,708,000	2,584,000
Less: valuation allowance	(2,978,000)	(2,708,000)	(2,584,000)
Net deferred tax assets	0	0	0
Deferred tax liabilities included in accrued liabilities:
Net operating loss carryforwards	18,000,000
Cayman Islands
Components of income before income taxes
Impairment charge related to investment	8,400,000	281,200,000	128,600,000
Gain recognized on disposal of investment CRIC	45,300,000
Gain on disposal of investment in Tudou	10,200,000
Cayman Islands | MVAS
Components of income before income taxes
Goodwill impairment		$ 68,900,000

Net Income (Loss) Per Share (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net Income (Loss) Per Share
Anti-dilutive share excluded from the calculation of diluted net income (loss) per share	577,000	1,703,000	4,814,000
Numerator:
Net income (loss) attributable to SINA	$ 31,738	$ (302,092)	$ (19,094)
Denominator:
Weighted average ordinary shares outstanding	66,401,000	65,121,000	61,216,000
Basic net income (loss) per share attributable to SINA (in dollars per share)	$ 0.48	$ (4.64)	$ (0.31)
Numerator:
Net income (loss) attributable to SINA	31,738	(302,092)	(19,094)
Less: Effect on consolidated net income per share of dilutive shares of the Company's equity investments	(555)
Net income (loss) attributable for calculating diluted net income (loss) per share	$ 31,183	$ (302,092)	$ (19,094)
Denominator:
Weighted average ordinary shares outstanding	66,401,000	65,121,000	61,216,000
Weighted average ordinary shares equivalents:
Stock options (in shares)	294,000
Unvested restricted shares	104,000
Convertible debt (in shares)	50,000
Shares used in computing diluted net income (loss) per share attributable to SINA	66,849,000	65,121,000	61,216,000
Diluted net income (loss) per share attributable to SINA (in dollars per share)	$ 0.47	$ (4.64)	$ (0.31)

Employee Benefit Plans (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
China Contribution plan
Employee Benefit Plans
Employer contribution under China Contribution Plan	$ 31.2	$ 19.8	$ 12.2
401(k) Savings Plan
Employee Benefit Plans
Maximum percentage of eligible pretax earnings to be deferred by employees of U.S. subsidiary under 401(k) Savings Plan	100.00%

Profit Appropriation (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 fund	Dec. 31, 2011
Profit Appropriation
Minimum percentage of after-tax profit transferred by Chinese subsidiaries to general reserve fund	10.00%
Maximum percentage criteria for appropriation of after-tax profit of Chinese subsidiaries to general reserve fund	50.00%
Number of reserve funds except general reserve fund, appropriation at the entity's discretion	2
Minimum percentage of after-tax profit transferred by VIEs to statutory reserve fund	10.00%
Maximum percentage criteria for in appropriation of after-tax profit by VIEs to certain statutory reserve funds	50.00%
Percentage of after-tax profit transferred by VIEs to statutory public welfare fund, low end of range	5.00%
Percentage of after-tax profit transferred by VIEs to statutory public welfare fund, high end of range	10.00%
Maximum amount of after-tax profit transferred by subsidiaries and VIEs to non-distributable reserve funds	$ 24.5	$ 18.1

Shareholders' Equity (Details)	12 Months Ended			12 Months Ended			12 Months Ended					12 Months Ended					12 Months Ended
	Dec. 31, 2012 series	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Stock Options	Dec. 31, 2011 Stock Options	Dec. 31, 2010 Stock Options	Dec. 31, 2012 Amended and Restated 2007 Share Incentive Plan	Aug. 02, 2010 Amended and Restated 2007 Share Incentive Plan	Dec. 31, 2012 Amended and Restated 2007 Share Incentive Plan Stock Options	Dec. 31, 2012 Amended and Restated 2007 Share Incentive Plan Restricted share units	Jun. 29, 2007 1999 Stock Plan	Dec. 31, 2012 1999 Stock Plan Stock Options	Dec. 31, 2012 1999 Stock Plan Stock Options Maximum	Dec. 31, 2012 1999 Stock Plan ISO	Dec. 31, 2012 1999 Stock Plan NSO	Jun. 29, 2007 1999 Directors' Stock Option Plan	Dec. 31, 2012 1999 Directors' Stock Option Plan NSO	Sep. 27, 2005 1999 Directors' Stock Option Plan NSO	Oct. 31, 1999 1999 Directors' Stock Option Plan NSO
Shareholders' Equity
Unapproved share purchase percentage needed to initiate Shareholders' Rights Plan	10.00%
Maximum preference shares to be issued by board of directors without approval of shareholders	3,750,000
Minimum number of series in which preference shares is to be issued	1
Ordinary shares available for issuance								10,000,000										1,125,000	750,000
Amount that maximum number of ordinary shares available for issuance is reduced for every share issued pursuant to share option or share appreciation right							1
Amount that maximum number of ordinary shares available for issuance is reduced for every share issued as restricted shares or pursuant to restricted share units							1.75
Maximum shares available for grant as a percentage of total outstanding shares							3.00%
Minimum exercise price of shares granted to an executive officer as a percentage of fair market value on the date of grants							100.00%							100.00%	100.00%
Number of additional awards could be made under the plan	5,252,000	6,159,000	6,742,000								0					0
Outstanding stock options at the end of the period (in shares)				1,209,000	780,000	1,021,000			913,000			129,000					167,000
Outstanding other than stock options at the end of the period (in shares)										428,000
Term of the options granted													10 years				10 years
Minimum shares held by one shareholder as a percent of total shares outstanding for purposes of setting exercise price														10.00%
Minimum exercise price of shares granted as a percentage of fair market value on the date of grants for shareholders owning more than 10% of total shares outstanding														110.00%
Vesting period				4 years								4 years
Number of options granted annually to eligible board of directors members (in shares)																	15,000
Number of options granted to new members of the board of directors (in shares)																	37,500
Minimum period served by a board of director as a member of board to gain options																	6 months
Exercise price of shares granted as percentage of fair market value on the date of grants																	100.00%

Shareholders' Equity (Details 2) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Stock-based Compensation
Stock-based compensation expense	$ 19,358,000	$ 16,607,000	$ 13,402,000
Costs of revenues
Stock-based Compensation
Stock-based compensation expense	3,154,000	3,346,000	2,989,000
Sales and marketing
Stock-based Compensation
Stock-based compensation expense	3,729,000	3,155,000	2,369,000
Product development
Stock-based Compensation
Stock-based compensation expense	3,776,000	3,082,000	1,812,000
General and administrative
Stock-based Compensation
Stock-based compensation expense	$ 8,699,000	$ 7,024,000	$ 6,232,000

Shareholders' Equity (Details 3) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Summary of Stock Option
Unrecognized compensation cost	$ 33,000,000
Weighted-average period of unrecognized compensation cost	2 years 9 months 18 days
Number of shares available for issuance
Outstanding number of shares available for issuance at the beginning of the period	6,159,000	6,742,000
Granted (in shares or equivalent shares)	(1,040,000)	(604,000)
Cancelled/expired/forfeited (in shares)	133,000	21,000
Outstanding number of shares available for issuance at the end of the period	5,252,000	6,159,000
Aggregate Intrinsic Value
Ending stock price (in dollars per share)	$ 50.22	$ 52
Stock Options
Summary of Stock Option
Unrecognized compensation cost	11,100,000
Weighted-average period of unrecognized compensation cost	2 years 7 months 6 days
Assumptions used to value the option grants
Risk-free interest rate (as a percent)	0.40%
Expected dividend yield (as a percent)	0.00%
Stock options activity
Outstanding at the beginning of the period (in shares)	780,000	1,021,000
Granted (in shares)	610,000	0	0
Exercised (in shares)	(180,000)	(239,000)
Cancelled/expired/forfeited (in shares)	(1,000)	(2,000)
Outstanding at the end of the period (in shares)	1,209,000	780,000	1,021,000
Vested and expected to vest at the end of the year (in shares)	1,181,000	780,000
Exercisable at the end of the period (in shares)	689,000	744,000
Weighted Average Exercise Price
Outstanding at the beginning of the period (in dollars per share)	$ 30.42	$ 29.34
Granted (in dollars per share)	$ 50.75
Exercised (in dollars per share)	$ 24.71	$ 25.78
Cancelled/expired/forfeited (in dollars per share)	$ 32.84	$ 33.01
Outstanding at the end of the period (in dollars per share)	$ 41.53	$ 30.42	$ 29.34
Vested and expected to vest at the end of the period (in dollars per share)	$ 41.33	$ 30.42
Exercisable at the end of the period (in dollars per share)	$ 34.66	$ 30.17
Weighted Average Remaining Contractual Life
Outstanding at the end the period	3 years 6 months	2 years 29 days	3 years 22 days
Vested and expected to vest at the end of the period	3 years 5 months 12 days	2 years 29 days
Exercisable at the end of the period	1 year 11 months 23 days	2 years 25 days
Aggregate Intrinsic Value
Outstanding at the end of the period (in dollars)	11,183,000	16,832,000	40,321,000
Vested and expected to vest at the end of the period	11,156,000	16,831,000
Exercisable at the end of the period	10,826,000	16,235,000
Total intrinsic value of options exercised	6,800,000	17,600,000	13,900,000
Cash received from the exercises of stock option	$ 4,400,000	$ 6,200,000	$ 12,500,000
Stock Options | Minimum
Assumptions used to value the option grants
Expected term	3 years 9 months 18 days
Expected volatility (as a percent)	62.00%
Stock Options | Maximum
Assumptions used to value the option grants
Expected term	4 years
Expected volatility (as a percent)	63.00%
Restricted share units
Number of shares available for issuance
Granted (in shares or equivalent shares)	(430,500)	(603,750)
Restricted shares units granted (in shares)	246,000	345,000

Shareholders' Equity (Details 4) (Stock Options, USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Range of Exercise Prices
Options Outstanding (in shares)	1,209
Weighted Average Exercise Price (in dollars per share)	$ 41.53
Options Exercisable (in shares)	689
Weighted Average Exercise Price (in dollars per share)	$ 34.66
Weighted Average Remaining Contractual Life	3 years 6 months
Range of Exercise Prices $12.98 - $24.23
Range of Exercise Prices
Exercise prices, outstanding stock option awards, low end of range (in dollars per share)	$ 12.98
Exercise prices, outstanding stock option awards, high end of range (in dollars per share)	$ 24.23
Options Outstanding (in shares)	129
Weighted Average Exercise Price (in dollars per share)	$ 20.91
Options Exercisable (in shares)	129
Weighted Average Exercise Price (in dollars per share)	$ 20.91
Weighted Average Remaining Contractual Life	1 year 4 months 17 days
Range of Exercise Prices $24.39 - $30.35
Range of Exercise Prices
Exercise prices, outstanding stock option awards, low end of range (in dollars per share)	$ 24.39
Exercise prices, outstanding stock option awards, high end of range (in dollars per share)	$ 30.35
Options Outstanding (in shares)	107
Weighted Average Exercise Price (in dollars per share)	$ 27.33
Options Exercisable (in shares)	107
Weighted Average Exercise Price (in dollars per share)	$ 27.33
Weighted Average Remaining Contractual Life	2 years 4 months 28 days
Range of Exercise Prices $33.29 - $33.29
Range of Exercise Prices
Exercise prices, outstanding stock option awards, low end of range (in dollars per share)	$ 33.29
Exercise prices, outstanding stock option awards, high end of range (in dollars per share)	$ 33.29
Options Outstanding (in shares)	183
Weighted Average Exercise Price (in dollars per share)	$ 33.29
Options Exercisable (in shares)	183
Weighted Average Exercise Price (in dollars per share)	$ 33.29
Weighted Average Remaining Contractual Life	1 year 2 months 1 day
Range of Exercise Prices $33.68 - $51.48
Range of Exercise Prices
Exercise prices, outstanding stock option awards, low end of range (in dollars per share)	$ 33.68
Exercise prices, outstanding stock option awards, high end of range (in dollars per share)	$ 51.48
Options Outstanding (in shares)	790
Weighted Average Exercise Price (in dollars per share)	$ 48.73
Options Exercisable (in shares)	270
Weighted Average Exercise Price (in dollars per share)	$ 45.07
Weighted Average Remaining Contractual Life	4 years 6 months 11 days

Shareholders' Equity (Details 5) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Stock Options
Stock-based compensation expense	$ 19,358,000	$ 16,607,000	$ 13,402,000
Weighted-Average Grant Date Fair Value
Unrecognized compensation cost	33,000,000
Expected weighted-average recognition period for unrecognized compensation cost	2 years 9 months 18 days
Service-based restricted share units
Restricted Share Units
Outstanding at the beginning of the period (in shares)	496,000	538,000
Awarded (in shares)	134,000	345,000
Vested or Issued (in shares)	(238,000)	(376,000)
Cancelled (in shares)	(31,000)	(11,000)
Outstanding at the end of the period (in shares)	361,000	496,000	538,000
Weighted-Average Grant Date Fair Value
Outstanding at the beginning of the period (in dollars per share)	$ 62.37	$ 29.06
Awarded (in dollars per share)	$ 48.57	$ 80.83
Vested (in dollars per share)	$ 51.36	$ 31.75
Cancelled (in dollars per share)	$ 64.34	$ 61.09
Outstanding at the end of the period (in dollars per share)	$ 65.87	$ 62.37	$ 29.06
Unrecognized compensation cost	21,900,000
Expected weighted-average recognition period for unrecognized compensation cost	3 years
Total fair value vested	12,500,000	34,200,000	15,900,000
Awarded (in shares)	134,000	345,000
Service-based restricted share units | Non-employee directors
Restricted Share Units
Awarded (in shares)	36,000	36,000
Weighted-Average Grant Date Fair Value
Awarded (in shares)	36,000	36,000
Performance-based RSU
Restricted Share Units
Awarded (in shares)	112,000	0
Cancelled (in shares)	(44,000)
Outstanding at the end of the period (in shares)	68,000
Weighted-Average Grant Date Fair Value
Awarded (in dollars per share)	$ 50.83
Cancelled (in dollars per share)	$ 50.98
Outstanding at the end of the period (in dollars per share)	$ 50.73
Unrecognized compensation cost	0
Awarded (in shares)	112,000	0
2010 T. CN Plan
Stock Options
Percentage of ordinary shares of subsidiaries, granted	1.30%	1.10%	15.90%
Grant date fair value of options	3,600,000	1,000,000	4,200,000
Stock-based compensation amortization period	4 years	4 years	4 years
Stock-based compensation expense	$ 1,800,000	$ 1,000,000	$ 267,000

Segment Information (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 segment	Dec. 31, 2011	Dec. 31, 2010
Segment Information
Number of global business segment	3
Revenues, costs of revenues and gross margins
Net revenues	$ 529,329	$ 482,829	$ 402,617
Costs of revenues	247,932	215,348	168,410
Gross margin (as a percent)	53.00%	55.00%	58.00%
Advertising
Revenues, costs of revenues and gross margins
Net revenues	412,928	368,805	290,814
Costs of revenues	195,324	157,458	116,295
Gross margin (as a percent)	53.00%	57.00%	60.00%
MVAS
Revenues, costs of revenues and gross margins
Net revenues	69,008	83,457	86,183
Costs of revenues	41,935	53,235	49,612
Gross margin (as a percent)	39.00%	36.00%	42.00%
Other
Revenues, costs of revenues and gross margins
Net revenues	47,393	30,567	25,620
Costs of revenues	$ 10,673	$ 4,655	$ 2,503
Gross margin (as a percent)	77.00%	85.00%	90.00%

Segment Information (Details 2) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Company's geographic operations
Net revenues	$ 529,329	$ 482,829	$ 402,617
Long-lived assets	76,640	74,511	33,289
PRC
Company's geographic operations
Net revenues	525,678	479,341	398,743
Long-lived assets	76,195	74,112	32,690
International
Company's geographic operations
Net revenues	3,651	3,488	3,874
Long-lived assets	$ 445	$ 399	$ 599

Financial Instruments (Details) (USD $)	12 Months Ended			3 Months Ended			12 Months Ended			3 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2011 Quoted Prices in Active Market for Identical Assets (Level 1) CRIC	Sep. 30, 2012 Quoted Prices in Active Market for Identical Assets (Level 1) MCOX	Jun. 30, 2012 Quoted Prices in Active Market for Identical Assets (Level 1) MCOX	Dec. 31, 2012 Quoted Prices in Active Market for Identical Assets (Level 1) Advertising segment	Dec. 31, 2011 Quoted Prices in Active Market for Identical Assets (Level 1) Advertising segment	Dec. 31, 2012 Significant Unobservable Inputs (Level 3)	Sep. 30, 2011 Significant Unobservable Inputs (Level 3) MVAS segment	Dec. 31, 2012 Financial instruments measured on a recurring basis Total	Dec. 31, 2011 Financial instruments measured on a recurring basis Total	Dec. 31, 2012 Financial instruments measured on a recurring basis Quoted Prices in Active Market for Identical Assets (Level 1)	Dec. 31, 2011 Financial instruments measured on a recurring basis Quoted Prices in Active Market for Identical Assets (Level 1)	Dec. 31, 2012 Financial instruments measured on a recurring basis Significant Other Observable Inputs (Level 2)	Dec. 31, 2011 Financial instruments measured on a recurring basis Significant Other Observable Inputs (Level 2)
Fair Value of Financial Instruments
Money market funds	$ 10,005,000	$ 208,931,000									$ 10,005,000	$ 208,931,000	$ 10,005,000	$ 208,931,000
Bank time deposits											559,393,000	285,622,000			559,393,000	285,622,000
Available-for-sale securities											88,119,000	63,864,000	88,119,000	63,864,000
Total											657,517,000	558,417,000	98,124,000	272,795,000	559,393,000	285,622,000
Impairment charge related to investment	18,498,000	281,548,000	128,554,000	230,300,000	4,200,000	4,200,000			10,100,000
Quoted closing share price (in dollars per share)	$ 50.22	$ 52		$ 4.92	$ 0.61	$ 0.99
Impairment charge		$ 68,891,000					$ 0	$ 0		$ 68,900,000

Financial Instruments (Details 2) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Concentration of Risk
Minimum percentage of after-tax profit transferred by Chinese subsidiaries to general reserve fund	10.00%
Maximum percentage criteria for appropriation of after-tax profit of Chineses subsidiaries to general reserve fund	50.00%
Maximum amount of after-tax profit transferred by subsidiaries and VIEs to non-distributable reserve funds	24,500,000	18,100,000
Cash, cash equivalents and short-term investments	713,598,000	673,475,000
Accounts receivable denominated in RMB	135,251,000	112,469,000
Current liabilities denominated in RMB	227,029,000	200,743,000
Percentage of consolidated net assets that restricted net assets did not exceed	25.00%
Exposure to credit loss | Cash, cash equivalents and short-term investments | China
Concentration of Risk
Maximum term of original maturity of time deposits	12 months
Cash, cash equivalents and short-term investments	694,000,000
Currency concentration risk | Cash, cash equivalents and short-term investments | RMB
Concentration of Risk
Percentage of benchmark derived from specified source	43.40%
Cash, cash equivalents and short-term investments	310,000,000
Currency concentration risk | Consolidated net accounts receivables benchmark | RMB
Concentration of Risk
Percentage of benchmark derived from specified source	99.00%
Accounts receivable denominated in RMB	133,400,000
Currency concentration risk | Current liabilities | RMB
Concentration of Risk
Percentage of benchmark derived from specified source	80.00%
Current liabilities denominated in RMB	181,000,000
Advertising segment | Customer concentration risk | Consolidated net revenues benchmark | Advertising agencies
Concentration of Risk
Percentage of benchmark derived from specified source	88.00%	88.00%	91.00%
Advertising segment | Customer concentration risk | Consolidated net revenues benchmark | Ten largest advertising agencies
Concentration of Risk
Percentage of benchmark derived from specified source	44.00%
Number of largest advertising agencies (in entities)	10
MVAS segment | Customer concentration risk | Consolidated net revenues benchmark | China Mobile and its provincial and local subsidiaries
Concentration of Risk
Percentage of benchmark derived from specified source	11.00%	14.00%	17.00%
MVAS segment | SMS product line concentration risk | Consolidated net revenues benchmark
Concentration of Risk
Percentage of benchmark derived from specified source	5.00%	7.00%	10.00%

Convertible Debt (Details) (USD $) Share data in Millions, except Per Share data, unless otherwise specified	12 Months Ended			120 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2003	Dec. 31, 2012
Convertible Debt
Face amount of the Notes			$ 100,000,000
Coupon rate of the convertible notes (as a percent)				0.00%
Interest rate of convertible notes (as a percent)			0.00%
Conversion price of the Notes (in dollars per share)			$ 25.79
Number of consecutive trading days used to determine the conversion obligation on the Notes				5 days
Minimum percentage of the conversion price per ordinary share which the closing sales price of the entity's common stock must exceed from issuance to July 15, 2022 in order for the Notes to be convertible				115.00%
Minimum percentage of the conversion price per ordinary share which the closing sales price of the entity's common stock must exceed from July 15, 2022 to July 15, 2023 in order for the Notes to be convertible				115.00%
Percentage of principal amount at which the company may redeem for cash all or part of the Notes on or after July 15, 2012				100.00%
Percentage of the principal amount at which the notes are redeemable on July 15 annually from 2007 through 2013, and on July 15, 2018, or upon a change of control				100.00%
Criteria to be classified as current liability, maximum maturity period				1 year
Number of ordinary shares issued to settle conversion requests	0.1	3.8
Equivalent value of ordinary shares issued to settle conversion requests	2,000,000	96,798,000
Convertible debt amount		2,200,000
Convertible debt redeemed	$ 200,000

Commitments and Contingencies (Details) (USD $)	12 Months Ended			0 Months Ended	1 Months Ended		6 Months Ended
	Dec. 31, 2012 item	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Purchase a piece of land for the construction of office building	Jan. 31, 2013 Purchase a piece of land for the construction of office building	Jul. 31, 2012 Purchase a piece of land for the construction of office building	Dec. 31, 2012 Purchase a piece of land for the construction of office building item
Commitments and Contingencies
Rental expense of operating lease	$ 17,400,000	$ 11,700,000	$ 8,400,000
Operating leases commitment
Total	18,405,000
Less than One Year	12,788,000
One to Three Years	5,275,000
Three to Five Years	342,000
More than Five Years	0
Purchase commitments
Amount of purchase commitments				14,100,000		35,300,000
Number of installments paid							2
Amount of purchase commitments paid					14,100,000		21,200,000
Purchase commitments
Total	110,073,000
Less than One Year	85,754,000			14,100,000			14,100,000
One to Three Years	23,282,000
Three to Five Years	522,000
More than Five Years	$ 515,000
Loss contingencies
Number of claims, lawsuits, investigations and proceedings, including unasserted claims that are probable to be assessed, are likely to have, a material change on the Company's financial position results of operations or cash flow	0

Subsequent Events (Details) (USD $) In Millions, unless otherwise specified	Apr. 20, 2012 E-House	Dec. 10, 2012 E-House	Mar. 25, 2013 Subsequent Event E-House
Subsequent Events
Value of ordinary shares approved to be issued and sold		$ 62.6
Ownership percentage by largest shareholder as a group			31.00%
Ownership percentage	24.90%		22.00%